UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21910
                                                     ------------------------

                      Claymore Exchange-Traded Fund Trust 2
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               (Exact name of registrant as specified in charter)

                   2455 Corporate West Drive, Lisle, IL 60532
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               (Address of principal executive offices) (Zip code)

                                J. Thomas Futrell
                   2455 Corporate West Drive, Lisle, IL 60532
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                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (630) 505-3700
                                                           --------------

                         Date of fiscal year end: May 31
                                                  ------

                     Date of reporting period: May 31, 2008
                                               ------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act"), is as follows:

      Annual
      Report
May 31, 2008   Claymore Exchange-Traded Fund Trust 2

                                    [GRAPHIC]
                                 CLAYMORE ETFs
                              Access to Innovation

               TAO | Claymore/AlphaShares China Real Estate ETF

               HAO | Claymore/AlphaShares China Small Cap Index ETF

               EXB | Claymore/Clear Global Exchanges, Brokers & Asset Managers
                     Index ETF

               CUT | Claymore/Clear Global Timber Index ETF

               ROB | Claymore/Robb Report Global Luxury Index ETF

               ENY | Claymore/SWM Canadian Energy Income Index ETF

               CRO | Claymore/Zacks Country Rotation ETF

               HGI | Claymore/Zacks International Yield Hog Index ETF

                                                            [CLAYMORE ETFs LOGO]

Contents
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Dear Shareholder                                                              3

Economic and Market Overview                                                  4

Management Discussion of Fund Performance                                     5

Fund Summary & Performance                                                   20

Overview of Fund Expenses                                                    31

Portfolio of Investments                                                     33

Statement of Assets and Liabilities                                          48

Statement of Operations                                                      49

Statement of Changes in Net Assets                                           50

Financial Highlights                                                         51

Notes to Financial Statements                                                59

Report of Independent Registered Public Accounting Firm                      64

Supplemental Information                                                     65

Board Considerations Regarding Approval
of Investment Advisory Agreement                                             67

Trust Information                                                            71

About the Fund Manager                                               Back Cover

                                                                www.claymore.com

                                                    ... your road to the LATEST,

                                           most up-to-date INFORMATION about the

                                           Claymore Exchange-Traded Fund Trust 2

                                   [WEB PAGE]

The shareholder report you are reading right now is just the beginning of the story. Online at www.claymore.com, you will find:

o Daily and historical fund pricing, fund returns, portfolio holdings and characteristics and distribution history.

o     Investor guides and fund fact sheets.

o Regulatory documents including a prospectus and copies of shareholder reports.

Claymore Securities is constantly updating and expanding shareholder information services on each Fund's website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment.

2 | Annual Report | May 31, 2008

Claymore Exchange-Traded Fund Trust 2

Dear Shareholder |

Dear Shareholder:

As the investment adviser of the Claymore ETFs, Claymore Advisors, LLC ("Claymore") is pleased to present the first annual shareholder report for eight of our exchange-traded funds ("ETFs" or "Funds"). This report covers performance of these funds from their inception dates through May 31, 2008.

One of these ETFs commenced operations June 27, 2007. It is:

      o Claymore/Clear Global Exchanges, Brokers & Asset Managers Index ETF (ticker: "EXB")

One ETF commenced operations July 3, 2007. It is:

      o     Claymore/SWM Canadian Energy Income Index ETF (ticker: "ENY")

Two ETFs commenced operations July 11, 2007. They are:

      o     Claymore/Zacks Country Rotation ETF (ticker:"CRO")

      o     Claymore/Zacks International Yield Hog Index ETF (ticker: "HGI")

One ETF commenced operations July 30, 2007. It is:

      o     Claymore/Robb Report Global Luxury Index ETF (ticker: "ROB")

One ETF commenced operations November 9, 2007. It is:

      o     Claymore/Clear Global Timber Index ETF (ticker: "CUT")

One ETF commenced operations December 18, 2007. It is:

      o     Claymore/AlphaShares China Real Estate ETF (ticker: "TAO")

One ETF commenced operations January 30, 2008. It is:

      o     Claymore/AlphaShares China Small Cap Index ETF (ticker: "HAO")

The investment objective of each Fund is to seek investment results that correspond generally to the performance, before each Fund's fees and expenses, of its respective underlying index as named in its prospectus.

Claymore is committed to providing investors with innovative index-strategy-driven investment solutions. We entered the exchange-traded fund business in September 2006, and, as of May 31, 2008, we offer 30 U.S.-listed ETFs. Claymore has partnered with a diverse group of investment professionals and index specialists to create some of the most distinctive ETFs currently available. The index providers create indices using defined selection methodologies. Unlike ETFs that track traditional indices representing broad market participation, the indices that many of Claymore's U.S.-listed ETFs track seek to capture the investment potential of unique strategies. We believe that a strategy-driven quantitative process provides a disciplined investment approach offering the potential for superior performance over market cycles.

To learn more about economic and market conditions over the last year and the performance of each ETF, we encourage you to read the Economic and Market Overview section of this report, which follows this letter, and the Management Discussion of Fund Performance sections for each ETF, which begin on page 5.

Sincerely,

/s/ J. Thomas Futrell

J. Thomas Futrell
Chief Executive Officer
Claymore Exchange-Traded Fund Trust 2

                                                Annual Report | May 31, 2008 | 3

Claymore Exchange-Traded Fund Trust 2

Economic and Market Overview |

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Economic and Market Overview

The 12-month period ended May 31, 2008, was a period of considerable economic uncertainty and significant turmoil in capital markets. In the final few months of 2007, what began as a correction in the U.S. housing market accelerated into a crisis in the sub-prime mortgage market with profound implications for the entire U.S. economy and significant impact on economies throughout the world. By early 2008, financial markets had become extremely risk-averse, as demonstrated by unusually wide credit spreads, severe dislocation in short-term credit markets, overall tightening of financial conditions, and a highly volatile equity market.

The U.S. economy continues to struggle with the combined effects of the housing slump, troublesome credit-related issues, and rising energy prices. Problems in the housing market persist with activity and prices still falling while foreclosures and delinquencies rise. The labor market has softened, with payroll growth turning mildly negative and the unemployment rate rising. A spike in oil prices and weather-related pressure on food prices have put upward pressure on inflation, while depressing consumer sentiment. Despite all these issues, real GDP (gross domestic product, a broad measure of overall economic activity) has continued to advance, albeit modestly and well below the economy's trend potential. This continued growth, supported by aggressive policy response by the Federal Reserve Board (the "Fed"), provides evidence of the underlying resiliency of the U.S. economy and the relative strength of global growth.

The broadly-based tightening of credit conditions, the surge in energy prices, and the slowdown in U.S. import demand are affecting economies around the world. The impact has been greatest in Europe and Japan, and least in emerging economies such as China and India. This difference reflects opposing pressures on world economies, as developed economies are hurt by credit issues, while demand for raw materials and energy in rapidly growing economies is driving prices higher. As economies in emerging nations continue to expand, it appears that the world is rebalancing, becoming less dependent on U.S. domestic demand.

For much of the last year, credit concerns were a major driver of bond market activity. Credit spreads (the difference between Treasury securities and bonds that carry credit risk) were at or near historically wide levels. Since bond prices generally move in the opposite direction of interest rates, this meant that Treasury securities were the best performing bond asset class. In recent months, as concerns about a collapse of credit markets have abated, credit spreads have narrowed somewhat. For the period from May 31, 2007, through May 31, 2008, bonds (as measured by the Lehman U.S. Aggregate Bond Index) generally delivered positive returns, while returns of nearly all U.S. equity indices were negative. The energy sector performed best, as rising prices fueled earnings of energy companies; the financial sector was the weakest in terms of stock market performance. Performance of equity markets around the world varied widely. The Japanese market was down, as were markets in Europe and the U.K. Markets in Hong Kong, India and Latin America were strong, while markets in China trended down.

4 | Annual Report | May 31, 2008

Claymore Exchange-Traded Fund Trust 2

Management Discussion of Fund Performance |

TAO | Claymore/Alphashares China Real Estate ETF

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Fund Overview

The Claymore/Alphashares China Real Estate ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the AlphaShares China Real Estate Index (the "Index").

The Fund, using a low cost "passive" or "indexing" investment approach, will seek to replicate, before expenses, the performance of the AlphaShares China Real Estate Index. The Index is designed to measure and monitor the performance of the investable universe of publicly-traded companies and real estate investment trusts ("REITs") deriving a majority of their revenues from real estate development, management and/or ownership of property in China or the Special Administrative Regions of China, such as Hong Kong and Macau. The Index was created by AlphaShares, Inc. ("AlphaShares" or the "Index Provider") and is maintained by Standard & Poor's (the "Index Administrator"). The Index methodology is published at www.alphashares.com. The Index will include equity securities of companies of all capitalizations, as defined by AlphaShares. AlphaShares does not guarantee the inclusion of all relevant securities in the Index. The Fund will normally invest at least 90% of its total assets in common stock, American depositary receipts ("ADRs"), American depositary shares ("ADSs"), global depositary receipts ("GDRs") and international depositary receipts ("IDRs") that comprise the Index.

Claymore Advisors, LLC ("the Investment Adviser") seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

--------------------------------------------------------------------------------
Index Methodology

The Index was created by AlphaShares and the Index methodology is published at www.alphashares.com. The Index is designed to measure and monitor the performance of publicly issued common equity securities of publicly-traded companies and REITs which are open to foreign ownership and derive a majority of their revenues from real estate development, management and/or ownership of property in China or the Special Administrative Regions of China such as Hong Kong and Macau. Proprietary and third-party financial and economic information and research are utilized to: (1) identify potential Index constituents and verify that such companies derive a majority of their revenue from property in China or the Special Administrative Regions of China; and (2) calculate the number of shares of each potential Index constituent outstanding, adjusted for free-float, for usage in the modified float-adjusted market capitalization weighting methodology. To ensure adequate liquidity, constituents must have a market capitalization of $500 million or greater for initial inclusion in the Index. A market capitalization of $250 million or greater is required for ongoing inclusion in the Index. The Index is rebalanced and reconstituted annually. The AlphaShares Index Committee will meet annually in October to review the Index methodology. Any changes to the methodology will be communicated to the Index Administrator the next business day and will be publicly disclosed on www.alphashares.com at least 10 business days prior to implementation of the change.

--------------------------------------------------------------------------------
Fund Performance

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses the abbreviated annual fiscal period from the Fund's inception date of December 18, 2007, through May 31, 2008.

On a market price basis, the Fund generated a total return of -11.02%, representing a change in market price to $20.91 on May 31, 2008, from $23.50 at inception. On an NAV basis, the Fund generated a total return of -12.00%, representing a change in NAV to $20.68 on May 31, 2008, from $23.50 at inception. At the end of the period the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time. However, the Investment Adviser believes that large discounts or premiums to the NAV of the Shares should not be sustained.

For underlying index and broad market comparison purposes, the AlphaShares China Real Estate Index returned -11.60% and the MSCI China Index returned -11.22% for the same period. The MSCI China Index is an unmanaged, capitalization-weighted index that monitors the performance of stocks from the country of China. It is not possible to invest directly in an index.

                                                Annual Report | May 31, 2008 | 5

Claymore Exchange-Traded Fund Trust 2 |
Management Discussion of Fund Performance continued

TAO | Claymore/Alphashares China Real Estate ETF (continued)

--------------------------------------------------------------------------------
Performance Attribution

Since essentially all of the Fund's investments are in the real estate holding and development sector, performance is driven mainly by individual positions in this sector.

Holdings that made positive contributions to performance for the period from the Fund's inception date through May 31, 2008, include The Link Real Estate Investment Trust, which invests mainly in retail and car park operations in Hong Kong; Hongkong Land Holdings Ltd., which owns and manages approximately five million square feet of prime office and retail space in Hong Kong's central business district; Hang Lung Group Ltd., which invests in a variety of retail, commercial and residential properties; and Wheelock & Co. Ltd., which develops and operates properties in Hong Kong, China and Singapore (5.1%, 5.5%, 4.1% and 2.5% of long-term investments, respectively). Positions that detracted from performance include New World Development Company Ltd., an investment holding company with operations in real estate development, contracting and other services; Sino Land Company, a Hong Kong investment holding company; Henderson Land Development Co. Ltd., a holding company with a variety of properties including Hong Kong Ferry Holdings Company Ltd; and Country Garden Holdings Co. Ltd., which is involved in property development, construction and management (4.3%, 4.3%, 5.0% and 2.0% of long-term investments, respectively)

6 | Annual Report | May 31, 2008

Claymore Exchange-Traded Fund Trust 2 |
Management Discussion of Fund Performance continued

HAO | Claymore/AlphaShares China Small Cap Index ETF

--------------------------------------------------------------------------------
Fund Overview

The Claymore/AlphaShares China Small Cap Index ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the AlphaShares China Small Cap Index (the "Index").

The Fund, using a low cost "passive" or "indexing" investment approach, will seek to replicate, before expenses, the performance of the AlphaShares China Small Cap Index. The Index is designed to measure and monitor the performance of publicly-traded mainland China-based small capitalization companies. For inclusion in the Index, AlphaShares, Inc. ("AlphaShares" or the "Index Provider") defines small-capitalization companies as those companies with a maximum $1.5 billion market capitalization. AlphaShares does not guarantee the inclusion of all relevant securities in the Index. The Fund will normally invest at least 90% of its total assets in common stock, American depositary receipts ("ADRs"), American depositary shares ("ADSs"), global depositary receipts ("GDRs") and international depositary receipts ("IDRs") that comprise the Index. Claymore Advisors, LLC ("the Investment Adviser") seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

--------------------------------------------------------------------------------
Index Methodology

The Index is designed to measure and monitor the performance of publicly traded mainland China-based small capitalization companies. AlphaShares utilizes proprietary and third-party information and research to: (1) identify potential Index constituents; and (2) calculate the number of shares of each potential Index constituent outstanding, adjusted for free-float, for usage in the Index Provider's modified float-adjusted market capitalization weighting methodology. To ensure adequate liquidity, constituents must have a float-adjusted market capitalization maximum of $1.5 billion and a minimum of $200 million for initial inclusion in the Index. A float-adjusted capitalization of less than $1.75 billion and greater than $150 million are required for ongoing inclusion in the Index.

The Index was created by AlphaShares and is maintained by Standard & Poor's (the "Index Administrator"). The Index Methodology is published at www.alphashares.com. The Index is rebalanced and reconstituted annually. The AlphaShares Index Committee will meet annually in October to review the Index methodology. Any changes to the methodology will be communicated to the Index Administrator the next business day and will be publicly disclosed on www.alphashares.com at least 10 days prior to the implementation of the change. Initial public offerings ("IPOs") that meet all the eligibility criteria and fall within the top twenty stocks by capitalization of the Index will be added at the end of each calendar quarter, on the last business day of the quarter. Any addition will be funded on a pro-rata basis from the remainder of the Index, net of any deletions. A security will be deleted from the Index immediately due to bankruptcy, acquisition or merger of the company by or into another company, spin-offs, tender offers or other similar corporate actions. In the case of such deletions, no replacement will be made until the annual rebalance. Any proceeds resulting from deletions will be invested on a pro-rata basis over the remainder of the Index, net of any additions.

--------------------------------------------------------------------------------
Fund Performance

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses the abbreviated annual fiscal period from the Fund's inception date of January 30, 2008, through May 31, 2008.

On a market price basis, the Fund generated a total return of 0.21%, representing a change in market price to $24.39 on May 31, 2008, from $24.34 at inception. On an NAV basis, the Fund generated a total return of -1.23%, representing a change in NAV to $24.04 on May 31, 2008, from $24.34 at inception. At the end of the period the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time. However, the Investment Adviser believes that large discounts or premiums to the NAV of the Shares should not be sustained.

For underlying index and broad market comparison purposes, the AlphaShares China Small Cap Index returned -0.87% and the MSCI China Index returned 1.82% for the same period. The MSCI China Index is an unmanaged, capitalization-weighted index that monitors the performance of stocks from the country of China. It is not possible to invest directly in an index.

                                                Annual Report | May 31, 2008 | 7

Claymore Exchange-Traded Fund Trust 2 |
Management Discussion of Fund Performance continued

HAO | Claymore/AlphaShares China Small Cap Index ETF (continued)

--------------------------------------------------------------------------------
Performance Attribution

For the period from the Fund's inception date through May 31, 2008, the technology sector made the strongest positive contribution to return, followed by the consumer goods sector. The consumer services and financials sectors were the greatest detractors.

Holdings that contributed strongly to performance include Sohu.com, Inc., a leading Chinese internet service provider that benefited from a growing customer base and increasing ad revenue; Chaoda Modern Agriculture, a rapidly expanding company that grows vegetables and other agricultural products throughout China; and China Shipping Container Lines Co. Ltd., which is benefiting from rapid growth in exports from China. (3.6%, 4.1% and 2.6% of total long-term investments, respectively).

Positions that detracted from performance include Dongfang Electric Corp. Ltd., a manufacturer of electric power generating equipment whose main plant was damaged in a recent earthquake; China Southern Airlines Co. Ltd., which provides passenger and cargo airline services in China, Hong Kong and Macau; and Shanghai Jin Jiang International Hotels Group Co. Ltd., which operates approximately 380 hotels throughout China (1.0%, 1.2% and 1.4% of total long-term investments, respectively).

8 | Annual Report | May 31, 2008

Claymore Exchange-Traded Fund Trust 2 |
Management Discussion of Fund Performance continued

EXB | Claymore/Clear Global Exchanges, Brokers & Asset Managers Index ETF

--------------------------------------------------------------------------------
Fund Overview

The Claymore/Clear Global Exchanges, Brokers & Asset Managers Index ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an index called the Clear Global Exchanges, Brokers & Asset Managers Index (the "Clear EB&A Index" or "Index").

The Fund, using a low cost "passive" or "indexing" investment approach, will seek to replicate, before expenses, the performance of the Clear EB&A Index. The Index is comprised of approximately 100 equity securities traded on global exchanges, including master limited partnerships ("MLPs"), as well as American depositary receipts ("ADRs") and global depositary receipts ("GDRs") of companies that operate a security exchange or brokerage/asset management firm as a primary business. The companies in the Index are intended to be representative of the highest ranking stocks in the global universe of companies engaged in these businesses as determined through independent research provided by Clear Indexes LLC ("Clear" or the "Index Provider"). The Index may include large-capitalization, mid-capitalization and small-capitalization companies as defined by Clear. The Fund will normally invest at least 90% of its total assets in equity securities, MLPs, ADRs and GDRs that comprise the Index. Claymore Advisors, LLC ("the Investment Adviser") seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

--------------------------------------------------------------------------------
Index Methodology

The Clear EB&A Index is comprised of firms which operate a security exchange, a brokerage or an asset management firm as a primary business. All stocks in the Clear EB&A Index are selected from the global universe of asset managers, brokers, and exchanges (the "Index universe") as defined herein. Clear compiles the Index universe primarily by reference to the classification system of Global Industry Classification Standard ("GICS"). The Index universe includes all firms classified by GICS to be in either the "Asset Management & Custody Banks" or the "Investment Banking and Brokerage" sub-industries. Custody banks in the GICS "Asset Management & Custody Banks" sub-industry are excluded from the Index. However, investment banks in the GICS "Investment Banking and Brokerage" sub-industry may be included in the Index if such investment banks also operate a brokerage or asset management firm as a primary business. Exchanges are a subset of companies included in the "Specialized Finance" sub-industry by GICS, and Clear determines via publicly available information whether each Specialized Finance company qualifies as an exchange by operating a public marketplace with access to clearing services for trading any or all of the following: equity (including common and preferred stocks), exchange-traded funds, closed-end mutual funds, fixed income, options, or futures. The Index universe also includes firms classified as "Investment Brokerage - Regional," "Investment Brokerage - National," and "Asset Management" as defined by Hemscott Data via publicly available sources. Clear does not guarantee the inclusion of all relevant companies in the Index universe.

The Index constituent selection methodology was developed by Clear as a quantitative approach to selecting stocks from the Index universe. The constituent selection model evaluates and selects stocks from the Index universe using a proprietary, 100% rules-based methodology developed by Clear. The Index constituent selection methodology utilizes multi-factor proprietary selection rules to identify those stocks that offer the greatest potential from a risk/return perspective. The approach is specifically designed to enhance investment applications and investability. The Index is adjusted semi-annually.

--------------------------------------------------------------------------------
Fund Performance

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses the abbreviated annual fiscal period from the Fund's inception date of June 27, 2007, through May 31, 2008.

On a market price basis, the Fund generated a total return of -11.36%, representing a change in market price to $21.75 on May 31, 2008, from $24.56 at inception. On an NAV basis, the Fund generated a total return of -11.65%, representing a change in NAV to $21.68 on May 31, 2008, from $24.56 at inception. At the end of the period the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time. However, the Investment Adviser believes that large discounts or premiums to the NAV of the Shares should not be sustained.

For underlying index and broad market comparison purposes, the Clear EB&A Index returned -10.80% and the Dow Jones World Financials Index returned -19.47% for the same period. The Dow Jones World Financials Index is an index consisting of companies whose primary source of profits is the return on financial assets around the world. The index is quoted in U.S. dollars. It is not possible to invest directly in an index.

The Fund made an annual distribution of $0.0240 per share on December 31, 2007.

                                                Annual Report | May 31, 2008 | 9

Claymore Exchange-Traded Fund Trust 2 |
Management Discussion of Fund Performance continued

EXB | Claymore/Clear Global Exchanges, Brokers & Asset Managers Index ETF (continued)

--------------------------------------------------------------------------------
Performance Attribution

Since essentially all of the Fund's investments are in the financial sector, performance is driven mainly by the returns of sub-sectors of the financial sector and by individual positions. The financial sector performed poorly during this period, reflecting market imbalances and liquidity issues that originated in the U.S. and subsequently spread to other world markets. The Fund's weakest sub-sectors were specialty finance and real estate holding & development, while the strongest was banks. One of the Fund's best performing holdings was OMX AB NPV (not held in the portfolio at period end), a Swedish company that operates the Nordic Exchange and provides technology services that support securities trading. OMX merged with the NASDAQ Stock Market to form The NASDAQ OMX Group, Inc. (1.7% of total long-term investments). Also positive was Mitsubishi UFJ Financial Group Inc., a Japanese bank holding company (not held in the portfolio at period end). Other contributors to performance were several U.S.-based asset managers including Blackrock Inc., T. Rowe Price Group Inc. and Waddell & Reed Financial Inc. (0.8%, 2.7% and 0.5% of total long-term investments, respectively). Positions that detracted from performance include Macquarie Group Ltd., an Australian financial services holding company, and E*TRADE Financial Corp. (1.4% and 0.2% of total long-term investments, respectively). Several investment firms were among other holdings that detracted from performance; these include Lehman Brothers Holdings Inc. (2.0% of total long-term investments), Merrill Lynch & Co. Inc. (4.3% of total long-term investments) and Bear Stearns Companies (not held in the portfolio at period end), which suffered severe financial setbacks and was acquired at a substantial discount to its previous market price by a large financial services firm.

10 | Annual Report | May 31, 2008

Claymore Exchange-Traded Fund Trust 2 |
Management Discussion of Fund Performance continued

CUT | Claymore/Clear Global Timber Index ETF

--------------------------------------------------------------------------------
Fund Overview

The Claymore/Clear Global Timber Index ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Clear Global Timber Index (the "Index").

The Fund, using a low cost "passive" or "indexing" investment approach, will seek to replicate, before expenses, the performance of the Clear Global Timber Index. All stocks in the Index are selected from the universe of global timber companies. Clear Indexes LLC ("Clear" or the "Index Provider") defines global timber companies as firms who own or lease forested land and harvest the timber from such forested land for commercial use and sale of wood-based products, including lumber, pulp or other processed or finished goods such as paper and packaging. Potential Index constituents include securities with market capitalizations greater than $300 million, which includes securities of all market capitalizations, as determined by Clear. Clear does not guarantee the inclusion of all relevant companies in the Index. The Fund will normally invest at least 90% of its total assets in common stock, American depositary receipts ("ADRs") and global depositary receipts ("GDRs") that comprise the Index. Claymore Advisors, LLC ("the Investment Adviser") seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

--------------------------------------------------------------------------------
Index Methodology

The Clear Global Timber Index is designed to track the performance of common stocks of global timber companies. The universe of eligible securities includes firms who own or lease forested land and harvest the timber for commercial use and sale of wood-based products, including lumber, pulp or other processed or finished goods such as paper and packaging. The Index Provider identifies global timber companies predominantly through proprietary research and use of the Standard and Poor's Global Industry Classification Standard (GICS). After identification of a global timber company (as defined above) through proprietary research, Clear searches through publicly available information about such companies via Bloomberg, Reuters, and other more widely available resources including Yahoo Finance, Google, and individual company web sites to determine that the company harvests timber from forested land owned or leased by such company rather than purchasing timber externally as a raw material for product development. Potential Index constituents are categorized as follows according to their degree of exposure to timber: Category A is comprised of companies with high exposure to timber by virtue of owning and/or managing forested land and marketing forest products; Category B includes companies with medium exposure to timber by virtue of owning and/or managing forested land and marketing paper products or packaging materials; and Category C is comprised of companies with low exposure to timber by virtue of marketing forest products or paper products or packaging materials while not owning and/or managing forested land and harvesting trees. Companies with Category C exposure are not considered for inclusion in the Index.

The weighting of companies within the Index reflects the distribution of forest land across regions of the world. Index constituents with forested land exclusively in North America reflect the worldwide proportion of North American forested land, while Index components with forested land outside of North America reflect the worldwide proportion of forested land outside North America. This information is based on public sources including the UN Food and Agriculture Organization. Companies that exclusively own or lease forested land in North America are limited in their representation in the Index to the proportion of forested land in North America. To maintain this proportion, of the companies that own or lease forest land exclusively in North America, only Category A firms are included. Companies in the rest of the world from both Categories A and B comprise the balance of the Index. Company weights are assigned using a modified market cap weighting method, with no company weight exceeding 4.5% at the time of each rebalance. In the event that companies outside North America make up a proportion of the Index less than their representative weight in forest land, the North American company weights will be increased to make up the difference, including Category B North American firms if required. Likewise, if North American Category A companies make up a proportion of the Index less than their representative weight in forest land, the weights of companies outside North America will be increased to make up the difference.

The Index constituent selection methodology was developed by Clear as a quantitative approach to select stocks from the Index universe. The constituent selection model evaluates and selects stocks from the Index universe using a proprietary, 100% rules-based methodology developed by Clear. The approach is specifically designed to enhance investment applications and investability. The constituent selection process is repeated annually and the Index rebalance is conducted quarterly.

--------------------------------------------------------------------------------
Fund Performance

All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distri-butions. This report discusses the abbreviated annual fiscal period from the Fund's inception date of November 9, 2007, through May 31, 2008.

On a market price basis, the Fund generated a total return of -10.37%, representing a change in market price to $22.25 on May

                                               Annual Report | May 31, 2008 | 11

Claymore Exchange-Traded Fund Trust 2 |
Management Discussion of Fund Performance continued

CUT | Claymore/Clear Global Timber Index ETF (continued)

31, 2008, from $24.91 at inception. On an NAV basis, the Fund generated a total return of -11.25%, representing a change in NAV to $22.03 on May 31, 2008, from $24.91 at inception. At the end of the period the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time. However, the Investment Adviser believes that large discounts or premiums to the NAV of the Shares should not be sustained.

For underlying index and broad market comparison purposes, the Clear Global Timber Index returned -10.58% and the Dow Jones World Forestry & Paper Index returned -16.13% for the same period. The Dow Jones World Forestry & Paper Index is an unmanaged float-adjusted capitalization-weighted index that provides a broad measure of the world forestry and paper markets. According to Dow Jones, the index consists of owners and operators of timber tracts, forest tree nurseries and sawmills excluding providers of finished wood products such as wooden beams, which are classified under Building Materials & Fixtures. Additionally, the index includes producers, converters, merchants and distributors of all grades of paper excluding makers of printed forms, which are classified under Business Support Services, and manufacturers of paper items such as cups and napkins, which are classified under Nondurable Household Products. It is not possible to invest directly in an index.

The Fund made an annual distribution of $0.0840 per share on December 31, 2007.

--------------------------------------------------------------------------------
Performance Attribution

Approximately 70% of the Fund's portfolio is invested in the forestry and paper sub-sectors of the basic materials industry sector; results of these two sub-sectors, both of which had negative returns for the period from the Fund's inception date through May 31, 2008, are therefore the main determinants of the Fund's performance. Positions in the consumer goods and financials sectors, both of which had positive returns, contributed to performance.

Holdings that contributed strongly to performance include Aracruz Celulose SA, a Brazilian producer of bleached hardwood kraft market pulp; Sumitomo Forestry Co., Ltd. a Japanese company involved in residential construction, forestry and other activities; and Potlatch Corp., a real estate investment trust (REIT) that owns and manages 1.7 million acres of timberlands located in Arkansas, Idaho, Minnesota and Wisconsin (5.4%, 5.0% and 3.2% of total long-term investments, respectively).

Positions that detracted from performance include China Grand Forestry Resources Group Ltd., a Hong Kong-based investment holding company that operates in the ecological forestry business and the garment business; Smurfit Kappa Group PLC, a paper-based packaging company based in Ireland with operations in Europe and Latin America; Grupo Empresarial Ence SA, a Spanish company that produces cellulose and solid wood products; and International Paper Co., a global paper and packaging company headquartered in the U.S. (3.7%, 3.6%, 4.3% and 4.2% of total long-term investments, respectively).

12 | Annual Report | May 31, 2008

Claymore Exchange-Traded Fund Trust 2 |
Management Discussion of Fund Performance continued

ROB | Claymore/Robb Report Global Luxury Index ETF

--------------------------------------------------------------------------------
Fund Overview

The Claymore/Robb Report Global Luxury Index ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Robb Report Global Luxury Index (the "Index").

The Fund, using a low cost "passive" or "indexing" investment approach, will seek to replicate, before expenses, the performance of the Robb Report Global Luxury Index. The Index is comprised of no fewer than 20 and up to 100 equity securities traded on major global developed market exchanges, as well as American depositary receipts ("ADRs") and global depositary receipts ("GDRs") of companies whose primary business is the provision of global luxury goods and services. These may include retailers, manufacturers (which may include automobiles, boats, aircraft, and consumer electronics), travel and leisure firms, and investment and other professional services firms. The designation of such firms as "luxury" is determined by the publisher of the Robb Report Magazine, CurtCo Robb Media, LLC (the "Robb Report" or the "Index Provider"). Robb Report generally defines "developed markets" as countries whose economies have high income levels, strong legal protection and sophisticated stock exchanges. The current list of global developed markets consists of Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States of America. The Fund will normally invest at least 90% of its total assets in common stock and ADRs and GDRs that comprise the Index.

Claymore Advisors, LLC ("the Investment Adviser") seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

--------------------------------------------------------------------------------
Index Methodology

The Robb Report Global Luxury Index is comprised of companies whose primary business is the provision of global luxury goods and services. All stocks in the Robb Report Global Luxury Index are selected from the global investable universe of companies whose primary business is the provision of global luxury goods and services, as determined by the Index Provider. The Index Provider weights the Index's constituents using a modified market cap weighting methodology. The Index Provider does not guarantee the inclusion of all relevant companies in the Index. The Index is adjusted annually.

--------------------------------------------------------------------------------
Fund Performance

All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. This report discusses the abbreviated annual fiscal period from the Fund's inception date of July 30, 2007, through May 31, 2008.

On a market price basis, the Fund generated a total return of -6.23%, representing a change in market price to $22.28 on May 31, 2008, from $23.80 at inception. On an NAV basis, the Fund generated a total return of -6.57%, representing a change in NAV to $22.20 on May 31, 2008, from $23.80 at inception. At the end of the period the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time. However, the Investment Adviser believes that large discounts or premiums to the NAV of the Shares should not be sustained.

For underlying index and broad market comparison purposes, the Robb Report Global Luxury Index returned -5.30% and the MSCI World Index returned 0.52% for the same period. The MSCI World Index is a float-adjusted capitalization-weighted index created by Morgan Stanley Capital International to measure equity market performance throughout the world. It is not possible to invest directly in an index.

The Fund made an annual distribution of $0.0400 per share on December 31, 2007.

--------------------------------------------------------------------------------
Performance Attribution

Since more than half of the Fund's assets are invested in the consumer goods sector, positions in this sector generally drive performance. Other sectors represented are financials, consumer services, industrials and basic materials. All of the sectors in which the Fund has investments had negative returns for the period from the Fund's inception date through May 31, 2008. The financials sector detracted most from returns; the basic materials sector detracted least.

Holdings that contributed positively to performance include Hermes International, a French designer, manufacturer and retailer of luxury goods including scarves and leather goods; Northern Trust Corp., a conservatively managed financial institution that has avoided most of the problems plaguing its industry; and Julius Baer Holding AG, a Swiss wealth manager (4.3%, 4.4% and 4.5% of total long-term investments, respectively).

                                               Annual Report | May 31, 2008 | 13

Claymore Exchange-Traded Fund Trust 2 |
Management Discussion of Fund Performance continued

ROB | Claymore/Robb Report Global Luxury Index ETF (continued)

Positions that detracted from performance include UBS AG, a Swiss bank that has had to take significant asset write-downs in investments (not held in the portfolio at period end); PPR, a French company that specializes in retail and distribution of luxury goods under brand names including Gucci, Yves Saint Laurent, Bottega Veneta and Balenciaga (4.4% of total long-term investments); and German auto maker Daimler AG (4.2% of total long-term investments).

14 | Annual Report | May 31, 2008

Claymore Exchange-Traded Fund Trust 2 |
Management Discussion of Fund Performance continued

ENY | Claymore/SWM Canadian Energy Income Index ETF

The Claymore/SWM Canadian Energy Income Index ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Sustainable Canadian Energy Income Index (the "Energy Income Index" or "Index").

The Fund, using a low cost "passive" or "indexing" investment approach, will seek to replicate, before expenses, the performance of the Energy Income
Index. The Index is comprised of 30 stocks selected, based on investment and other criteria, from a universe of companies listed on the Toronto Stock Exchange (the "TSX"), the American Stock Exchange (the "AMEX"), the NASDAQ Stock Market (the "NASDAQ") or the New York Stock Exchange (the "NYSE"). The universe of companies includes over 35 TSX listed Canadian royalty trusts and 25 oil sands resource producers that are classified as oil and gas producers. The companies in the universe are selected using criteria as identified by Sustainable Wealth Management, Ltd. ("SWM" or the "Index Provider"). The Fund will normally invest at least 90% of its total assets in securities that comprise the Index.

Claymore Advisors, LLC ("the Investment Adviser") seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

--------------------------------------------------------------------------------
Index Methodology

The Energy Income Index selection methodology is designed to combine the most profitable and liquid Canadian royalty trusts with the most highly focused and fastest growing oil sands producers using a tactical asset allocation model based on the trend in crude oil prices.

The Index constituent selection methodology was developed by SWM as an effective, fundamental approach designed to select stocks from a group of companies primarily listed on the TSX.

The Canadian royalty trust constituent selection methodology utilizes multifactor proprietary selection rules to seek to identify those stocks that have historically provided the highest profitability in the sector and meet minimum distribution yield, market cap and liquidity thresholds. The oil sands producers are selected on the basis of their focus on oil sands production, current production rate and projected production during the next 10 years. The oil sands producers must also pass minimum market capitalization and liquidity thresholds. Index constituents are updated annually or whenever a major corporate event occurs such as a merger or acquisition.

The Energy Income Index allocates between the oil sands and royalty trust constituents according to the current price trend of crude oil. If the current quarter's closing price is above the four quarter moving average price, crude oil is determined to be in a bull phase. If it is at or below the moving average price, crude oil is determined to be in a bear phase.

Asset Allocation by Crude Oil Price Trend

Bull Phase         Bear Phase
--------------------------------------------------------------------------------

Oil Sands 70%      Oil Sands 30%

Income Trust 30%   Income Trust 70%

Crude oil price trends are evaluated at the end of each calendar quarter and tactical asset allocation adjustments are implemented on the first trading day of the new quarter.

--------------------------------------------------------------------------------
Fund Performance

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses the abbreviated annual fiscal period from the Fund's inception date of July 3, 2007, through May 31, 2008.

On a market price basis, the Fund generated a total return of 30.18%, representing a change in market price to $31.71 on May 31, 2008, from $25.05 at inception. On an NAV basis, the Fund generated a total return of 29.62%, representing a change in NAV to $31.58 on May 31, 2008, from $25.05 at inception. At the end of the period the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time. However, the Investment Adviser believes that large discounts or premiums to the NAV of the Shares should not be sustained.

For underlying index and broad market comparison purposes, the Sustainable Canadian Energy Income Index returned 32.31% and the S&P/TSX Composite Index ("S&P/TSX") returned 15.42% for the same period. The S&P/TSX is an unmanaged index that tracks the performance of the largest companies on the Toronto Stock Exchange as measured by market capitalization. It is not possible to invest directly in an index.

The Fund made an annual distribution of $0.730 per share on December 31, 2007. Additionally, the Fund has changed its dividend frequency to quarterly. As a result, the Fund has declared its June 2008 quarterly distribution of $0.189 per share, payable on June 30, 2008.

                                               Annual Report | May 31, 2008 | 15

Claymore Exchange-Traded Fund Trust 2 |
Management Discussion of Fund Performance continued

ENY | Claymore/SWM Canadian Energy Income Index ETF (continued)

--------------------------------------------------------------------------------
Performance Attribution

Since essentially all of the Fund's investments are in the energy sector, performance is driven mainly by individual positions in this sector, which performed very well in an environment of strong demand and rising energy prices. Among the best performing positions were Petrobank Energy & Resources Ltd., Canadian Oil Sands Trust, and Suncor Energy Inc., all of which have substantial investments in Canadian oil sands (5.6%, 7.0% and 8.8% of total long-term investments, respectively). Among the few positions with negative returns were Synenco Energy Inc., a development stage company engaged in the business of developing oil sands-related assets in Alberta (not held in the portfolio at period end); Harvest Energy Trust, an energy development trust that reported a first quarter loss (2.1% of total long-term investments); and UTS Energy Corp., a development-stage company engaged in the development of its interests in Alberta's Fort Hills Oil Sands Project (5.5% of total long-term investments).

16 | Annual Report | May 31, 2008

Claymore Exchange-Traded Fund Trust 2 |
Management Discussion of Fund Performance continued

CRO | Claymore/Zacks Country Rotation ETF

--------------------------------------------------------------------------------
Fund Overview

The Claymore/Zacks Country Rotation ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Zacks Country Rotation Index (the "Zacks Country Rotation Index" or "Index").

The Fund, using a low cost "passive" or "indexing" investment approach, will seek to replicate, before expenses, the performance of the Zacks Country Rotation Index. The Index is comprised of 200 stocks selected, based on investment and other criteria, from a universe of international companies listed on developed international market exchanges. Zacks Investment Research, Inc. ("Zacks" or the "Index Provider") defines developed international markets as countries whose economies have high income levels, strong legal protection and sophisticated stock exchanges. The current list of developed international markets consists of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The companies in the universe are selected using a proprietary methodology developed by Zacks. It is not possible to invest directly in an index. The companies in the universe are selected using a proprietary methodology developed by Zacks Investment Research, Inc. ("Zacks" or the "Index Provider"). The Fund will normally invest at least 90% of its total assets in common stock and American depositary receipts ("ADRs") that comprise the Index. Claymore Advisors, LLC ("the Investment Adviser") seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

--------------------------------------------------------------------------------
Index Methodology

The Zacks Country Rotation Index uses a proprietary quantitative methodology developed by Zacks to seek to determine those countries with potentially superior risk-return profiles and within those countries select a basket of stocks. The Index is designed to select and weight a group of stocks which have the potential on a risk-adjusted basis to outperform the MSCI EAFE Index and other developed international benchmark indices. The Index constituent selection methodology utilizes multi-factor proprietary selection rules to identify those countries that offer the greatest potential from a risk/return perspective. The approach is specifically designed to enhance investment applications and investability. The Index is adjusted semiannually.

--------------------------------------------------------------------------------
Fund Performance

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses the abbreviated annual fiscal period from the Fund's inception date of July 11, 2007, through May 31, 2008.

On a market price basis, the Fund generated a total return of -1.23%, representing a change in market price to $24.60 on May 31, 2008, from $25.08 at inception. On an NAV basis, the Fund generated a total return of -2.00%, representing a change in NAV to $24.41 on May 31, 2008, from $25.08 at inception. At the end of the period the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time. However, the Investment Adviser believes that large discounts or premiums to the NAV of the Shares should not be sustained.

For underlying index and broad market comparison purposes, the Zacks Country Rotation Index returned -0.53% and the MSCI EAFE Index returned -4.00% for the same period.

The Fund made an annual distribution of $0.1750 per share on December 31, 2007.

--------------------------------------------------------------------------------
Performance Attribution

For the period from the Fund's inception date through May 31, 2008, the basic materials sector made the strongest positive contribution to return; other sectors with positive returns were oil & gas, utilities and telecommunications. Sectors that detracted from performance were consumer goods, health care, consumer services, technology, financials and industrials. Several of the best-performing and worst-performing positions were in the financials sector. Hong Kong Exchanges & Clearing Ltd., which operates the stock and futures exchanges in Hong Kong, and Sun Hung Kai Properties Ltd., a Hong Kong residential and commercial property company, were among the top contributors (neither of these securities was held in the portfolio at period end). Among the greatest detractors were three European banks, Barclays PLC (0.3% of total long-term investments), Royal Bank of Scotland Group PLC (0.1% of total long-term investments) and UBS AG (less than 0.1% of total long-term investments), and HBOS PLC (not held in the portfolio at period end), a diversified Scottish financial services firm. Other holdings that contributed strongly to performance include Rio Tinto Ltd. (not held in the portfolio at period end) and Rio Tinto PLC (0.8% of total long-term investments), two related entities that operate as an international mining company; ArcelorMittal (1.0% of total long-term investments), a global steel producer based in Luxembourg; and BG Group PLC (0.9% of total long-term investments), a natural gas company based in the U.K. with operations in many nations throughout the world.

                                               Annual Report | May 31, 2008 | 17

Claymore Exchange-Traded Fund Trust 2 |
Management Discussion of Fund Performance continued

HGI | Claymore/Zacks International Yield Hog Index ETF

--------------------------------------------------------------------------------
Fund Overview

The Claymore/Zacks International Yield Hog Index ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an index called the Zacks International Yield Hog Index (the "International Yield Hog Index" or "Index").

The Fund, using a low cost "passive" or "indexing" investment approach, will seek to replicate, before expenses, the performance of the Zacks International Yield Hog Index. The Index is comprised of 150 stocks selected, based on investment and other criteria, from a universe of international companies, global REITs, master limited partnerships, Canadian royalty trusts, American depositary receipts ("ADRs") of emerging market companies and U.S. listed closed-end funds that invest in international companies. The companies in the universe are selected using a proprietary strategy developed by Zacks Investment Research, Inc. ("Zacks" or the "Index Provider"). The Fund will normally invest at least 90% of its total assets in securities that comprise the Index. Claymore Advisors, LLC ("the Investment Adviser") seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

--------------------------------------------------------------------------------
Index Methodology

The Zacks International Yield Hog Index selection methodology is designed to identify companies with potentially high income and superior risk-return profiles as determined by Zacks. The Index is designed to select a diversified group of stocks with the potential to outperform the MSCI EAFE Index and other benchmark indices on a risk adjusted basis. The MSCI EAFE Index is an unmanaged, capitalization weighted measure of stock markets in Europe, Australasia and the Far East. It is not possible to invest directly in an index.

The Index constituent selection methodology utilizes multi-factor proprietary selection rules to identify those stocks that offer the greatest potential from a yield and risk/return perspective. The approach is specifically designed to enhance investment applications and investability. The Index is adjusted semi-annually.

--------------------------------------------------------------------------------
Fund Performance

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses the abbreviated annual fiscal period from the Fund's inception date of July 11, 2007, through May 31, 2008.

On a market price basis, the Fund generated a total return of -1.21%, representing a change in market price to $24.00 on May 31, 2008, from $24.98 at inception. On an NAV basis, the Fund generated a total return of -5.02%, representing a change in NAV to $23.09 on May 31, 2008, from $24.98 at inception. At the end of the period the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time. However, the Investment Adviser believes that large discounts or premiums to the NAV of the Shares should not be sustained.

For underlying index and broad market comparison purposes, the International Yield Hog Index returned -3.83% and the MSCI EAFE Index returned -4.00% for the same period.

The Fund made a quarterly distribution of $0.3750 per share on December 31, 2007 and a quarterly distribution of $0.2450 per share on March 31, 2008. Additionally, the Fund has declared its June 2008 quarterly distribution of $0.2400 per share, payable on June 30, 2008 to shareholders of record on June 26, 2008.

--------------------------------------------------------------------------------
Performance Attribution

For the period from the Fund's inception date through May 31, 2008, the basic materials sector made the strongest positive contribution to return; other sectors with positive returns were utilities, oil & gas, telecommunications and health care. The consumer goods and consumer services sectors were the greatest detractors from return; other sectors with negative returns were technology, industrials and financials. Holdings that contributed strongly to performance include Mitsubishi UFJ Financial Group Inc., a Japanese bank holding company (not held in the portfolio at period end); Blue Square-Israel Ltd., an Israeli food retailer (2.6% of long-term investments); BP Prudhoe Bay Royalty Trust, a trust with a substantial interest in the production of the Prudhoe Bay oil field on the North Slope in Alaska (1.1% of long-term investments); and Koninklijke DSM N.V., a Dutch producer of pharmaceutical ingredients and industrial chemicals (1.3% of long-term investments). Positions that detracted from performance include EganaGoldpfeil (Holdings) Ltd. (not held in the portfolio at period end), a jewelry retailer based in Hong Kong that is undergoing restructuring; Signet Group PLC, a British jewelry retailer (0.4% of long-term investments); HBOS PLC, a diversified Scottish financial services firm (0.4% of long-term investments); and DSG International PLC, a British retailer of electronics and appliances (0.8% of long-term investments).

18 | Annual Report | May 31, 2008

Claymore Exchange-Traded Fund Trust 2 |
Management Discussion of Fund Performance continued

--------------------------------------------------------------------------------
Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers and Claymore only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

This information does not represent an offer to sell securities of the Funds and it is not soliciting an offer to buy securities of the Funds. An investment in the various Claymore ETFs is subject to certain risks and other considerations. Below are some general risks and considerations associated with investing in the Fund, which may cause you to lose money, including the entire principal that you invest. Please refer to the individual ETF prospectus for a more detailed discussion of the Fund-specific risks and considerations.

Equity Risk: The value of the securities held by the Funds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Funds participate, or factors relating to specific companies in which the Funds invest.

Foreign Investment Risk: Investing in non-U.S. issuers may involve unique risks such as currency, political, and economic risk, as well as less market liquidity, generally greater market volatility and less complete financial information than for U.S.issuers.

Small and Medium-Sized Company Risk: Investing in securities of these companies involves greater risk as their stocks may be more volatile and less liquid than investing in more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market.

Non-Correlation Risk: The Fund's return may not match the return of the Index including, but not limited to, operating expenses and costs in buying and selling securities to reflect changes in the Index. The Fund may not be fully invested at times. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate with the Index return, as would be the case if it purchased all of the stocks with the same weightings as the Index.

Replication Management Risk: The Fund is not "actively" managed. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Index.

Issuer-Specific Changes: The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Non-Diversified Fund Risk: The Fund can invest a greater portion of assets in securities of individual issuers than a diversified fund. Changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Industry Risk: If the Index is comprised of issuers in a particular industry or sector, the Fund would therefore be focused in that industry or sector. Accordingly, the Fund may be subject to more risks than if it were broadly diversified over numerous industries and sectors of the economy.

Emerging Markets Risk (CUT, HGI, TAO, HAO): Investment in securities of issuers based in developing or "emerging market" countries entails all of the risks of investing in securities of non-U.S.issuers, as previously described, but to a heightened degree.

Canadian Risk (ENY and HGI): Investing in Canadian royalty trusts and stocks listed on the TSX are subject to: Commodity Exposure Risk, Reliance on Exports Risk, U.S. Economic Risk and Structural Risk (Political Risk).

Master Limited Partnership (MLP) Risk (EXB and HGI): Investments in securities of MLPs involve risks that differ from an investment in common stock. Holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs.

China Investment Risk (HAO and TAO): Investing in securities of Chinese companies involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others; the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership; and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. See prospectus for more information.

REIT Risk (HGI and TAO): Investments in securities of real estate companies involve risks. These risks include, among others, adverse changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds; and the impact of changes in environmental laws.

Risks of Investing In Other Investment Companies (HGI): Investments in these securities involve risks, including, among others, that shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies (in the case of closed-end investment companies) may sometimes require the payment of substantial premiums above the value of such companies' portfolio securities or net asset values.

Luxury Risk (ROB): Depends heavily on the disposable household income and consumer spending of a relatively small segment and therefore could magnify volatility. See prospectus for more information.

In addition to the risks described, there are certain other risks related to investing in the Funds. These risks are described further in the Prospectus and Statement of Additional Information.

                                               Annual Report | May 31, 2008 | 19

Claymore Exchange-Traded Fund Trust 2

Fund Summary & Performance | As of May 31, 2008 (unaudited)

TAO | Claymore/AlphaShares China Real Estate ETF

Fund Statistics
--------------------------------------------------------------------------------
Share Price                                                            $  20.91
Net Asset Value                                                        $  20.68
Premium/Discount to NAV                                                    1.11%
Net Assets ($000)                                                      $ 28,949
--------------------------------------------------------------------------------

Total Returns
--------------------------------------------------------------------------------
(Inception 12/18/07)                                             Since Inception
--------------------------------------------------------------------------------
Claymore/AlphaShares China Real Estate ETF
   NAV                                                                   -12.00%
   Market                                                                -11.02%
--------------------------------------------------------------------------------
AlphaShares China Real Estate Index                                      -11.60%
--------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $23.50 per share for share price returns or initial net asset value (NAV) of $23.50 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was estimated at 0.90%, per the prospectus, gross of any fee waivers or expense reimbursements. The Fund's expense ratio for its initial fiscal year is based on an assumed average asset level of $100 million. If assets are lower than $100 million, the expense ratio will be higher due to the inclusion of offering costs during the first twelve months of operations. If average assets of the Fund exceed $100 million during the Fund's first twelve months, the expense ratio may be lower. In the Financial Highlights section of this Annual Report, the Fund's annualized net operating expense ratio was determined to be 0.95% while the Fund's annualized gross operating expense ratio was determined to be 1.50%. There is a contractual fee waiver currently in place for this Fund through December 31, 2010 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65%. Without this expense cap, actual returns would be lower.

                                                                  % of Long-Term
Country Breakdown                                                    Investments
--------------------------------------------------------------------------------
China                                                                      99.2%
Singapore                                                                   0.8%
--------------------------------------------------------------------------------

Portfolio Breakdown                                              % of Net Assets
--------------------------------------------------------------------------------
Financials/Real Estate                                                    99.4%
--------------------------------------------------------------------------------
Total Long-Term Investments                                               99.4%
Short-Term Investments                                                     3.0%
Liabilities in excess of Other Assets                                     (2.4%)
--------------------------------------------------------------------------------
Net Assets                                                               100.0%
--------------------------------------------------------------------------------

                                                                  % of Long-Term
Top Ten Holdings                                                     Investments
--------------------------------------------------------------------------------
Wharf Holdings Ltd.                                                         5.5%
Hongkong Land Holdings Ltd.                                                 5.5%
China Overseas Land & Investment Ltd.                                       5.4%
Hang Lung Properties Ltd.                                                   5.2%
Link (The) - REIT                                                           5.1%
Swire Pacific Ltd. - Class A                                                5.1%
Cheung Kong Holdings Ltd.                                                   5.1%
Henderson Land Development Co. Ltd.                                         5.0%
Sun Hung Kai Properties Ltd.                                                4.8%
Sino Land Co.                                                               4.3%
--------------------------------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Country breakdown and holdings are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Performance of a $10,000 Investment
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

         Claymore/Alphashares
        China Real Estate ETF           MSCI China Index
12/18/07       $10,000                      $10,000
               $10,196                      $10,174
               $10,192                      $10,201
               $10,481                      $10,406
               $10,698                      $10,690
               $10,728                      $10,686
               $10,651                      $10,648
               $10,506                      $10,429
               $10,749                      $10,569
               $10,643                      $10,478
               $10,413                      $10,183
               $10,647                      $10,455
               $10,621                      $10,256
               $10,540                      $10,269
               $10,660                      $10,492
               $10,596                      $10,426
               $10,545                      $10,328
               $10,468                      $10,086
               $10,302                      $ 9,783
               $ 9,796                      $ 9,184
               $ 9,787                      $ 9,375
               $ 9,791                      $ 9,374
               $ 8,638                      $ 7,895
               $ 9,383                      $ 8,694
               $ 9,255                      $ 8,485
               $ 9,851                      $ 9,114
               $ 9,413                      $ 8,671
               $ 9,498                      $ 8,703
               $ 9,272                      $ 8,351
               $ 9,272                      $ 8,290
               $ 9,213                      $ 8,717
               $ 9,532                      $ 9,222
               $ 9,506                      $ 9,222
               $ 9,089                      $ 8,668
               $ 9,089                      $ 8,670
               $ 9,089                      $ 8,670
               $ 8,864                      $ 8,344
               $ 8,974                      $ 8,481
               $ 9,106                      $ 8,616
               $ 9,387                      $ 8,966
               $ 9,502                      $ 9,122
               $ 9,472                      $ 9,185
               $ 9,226                      $ 8,960
               $ 9,077                      $ 8,980
               $ 8,881                      $ 8,853
               $ 8,804                      $ 8,790
               $ 8,974                      $ 8,854
               $ 9,196                      $ 9,180
               $ 9,281                      $ 9,234
               $ 9,149                      $ 9,184
               $ 8,902                      $ 8,874
               $ 8,745                      $ 8,601
               $ 8,672                      $ 8,513
               $ 8,711                      $ 8,629
               $ 8,400                      $ 8,336
               $ 8,238                      $ 8,285
               $ 8,281                      $ 8,320
               $ 8,391                      $ 8,473
               $ 7,983                      $ 7,986
               $ 7,843                      $ 7,874
               $ 7,413                      $ 7,339
               $ 7,515                      $ 7,320
               $ 7,783                      $ 7,587
               $ 7,477                      $ 7,212
               $ 7,485                      $ 7,213
               $ 7,966                      $ 7,778
               $ 8,153                      $ 7,866
               $ 8,204                      $ 7,908
               $ 8,400                      $ 8,250
               $ 8,315                      $ 8,065
               $ 8,357                      $ 8,129
               $ 8,643                      $ 8,440
               $ 8,821                      $ 8,624
               $ 8,821                      $ 8,624
               $ 8,911                      $ 8,852
               $ 8,830                      $ 8,711
               $ 8,621                      $ 8,502
               $ 8,655                      $ 8,595
               $ 8,757                      $ 8,808
               $ 8,451                      $ 8,390
               $ 8,353                      $ 8,413
               $ 8,349                      $ 8,401
               $ 8,481                      $ 8,574
               $ 8,464                      $ 8,531
               $ 8,596                      $ 8,733
               $ 8,783                      $ 8,901
               $ 8,953                      $ 9,142
               $ 9,153                      $ 9,455
               $ 9,128                      $ 9,321
               $ 9,166                      $ 9,340
               $ 9,238                      $ 9,406
               $ 9,166                      $ 9,324
               $ 9,166                      $ 9,326
               $ 9,464                      $ 9,559
               $ 9,549                      $ 9,552
               $ 9,553                      $ 9,604
               $ 9,328                      $ 9,287
               $ 9,191                      $ 9,172
               $ 9,077                      $ 9,052
               $ 9,089                      $ 9,051
               $ 9,238                      $ 9,231
               $ 9,238                      $ 9,231
               $ 9,119                      $ 9,251
               $ 9,106                      $ 9,341
               $ 9,102                      $ 9,439
               $ 8,881                      $ 9,199
               $ 8,821                      $ 9,310
               $ 8,668                      $ 9,141
               $ 8,604                      $ 8,967
               $ 8,689                      $ 8,725
               $ 8,698                      $ 8,693
               $ 8,723                      $ 8,762
5/31/08        $ 8,800                      $ 8,862

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI China Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The MSCI China Index is a capitalization-weighted index that monitors the performance of stocks from the country of China. The index is unmanaged. It is not possible to invest directly in the MSCI China Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

Index data source: Zephyr

20 | Annual Report | May 31, 2008

Claymore Exchange-Traded Fund Trust 2 |
Fund Summary & Performance (unaudited) continued

HAO | Claymore/AlphaShares China Small Cap Index ETF

Fund Statistics
--------------------------------------------------------------------------------
Share Price                                                            $  24.39
Net Asset Value                                                        $  24.04
Premium/Discount to NAV                                                    1.46%
Net Assets ($000)                                                      $ 11,540
--------------------------------------------------------------------------------

Total Returns
--------------------------------------------------------------------------------
(Inception 1/30/08)                                              Since Inception
--------------------------------------------------------------------------------
Claymore/AlphaShares China Small Cap Index ETF
   NAV                                                                    -1.23%
   Market                                                                  0.21%
--------------------------------------------------------------------------------
AlphaShares China Small Cap Index                                         -0.87%
--------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.34 per share for share price returns or initial net asset value (NAV) of $24.34 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was estimated at 0.95%, per the prospectus, gross of any fee waivers or expense reimbursements. The Fund's expense ratio for its initial fiscal year is based on an assumed average asset level of $100 million. If assets are lower than $100 million, the expense ratio will be higher due to the inclusion of offering costs during the first twelve months of operations. If average assets of the Fund exceed $100 million during the Fund's first twelve months, the expense ratio may be lower. In the Financial Highlights section of this Annual Report, the Fund's annualized net operating expense ratio was determined to be 1.00% while the Fund's annualized gross operating expense ratio was determined to be 3.16%. There is a contractual fee waiver currently in place for this Fund through December 31, 2010 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.70% of average net assets. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.70%. Without this expense cap, actual returns would be lower.

                                                                  % of Long-Term
Country Breakdown                                                    Investments
--------------------------------------------------------------------------------
China                                                                      98.4%
Singapore                                                                   1.6%
--------------------------------------------------------------------------------

Portfolio Breakdown                                              % of Net Assets
--------------------------------------------------------------------------------
Industrials                                                                23.0%
Consumer Staples                                                           15.7%
Information Technology                                                     13.7%
Materials                                                                  11.4%
Consumer Discretionary                                                     11.1%
Financials                                                                 11.0%
Health Care                                                                 5.3%
Utilities                                                                   3.8%
Telecommunication Services                                                  2.1%
Energy                                                                      2.0%
--------------------------------------------------------------------------------
Total Long-Term Investments                                                99.1%
--------------------------------------------------------------------------------
Short-Term Investments                                                      0.8%
Other Assets in excess of Liabilities                                       0.1%
--------------------------------------------------------------------------------
Net Assets                                                                100.0%
--------------------------------------------------------------------------------

                                                                  % of Long-Term
Top Ten Holdings                                                     Investments
--------------------------------------------------------------------------------
Chaoda Modern Agriculture                                                   4.1%
Sohu.com, Inc.                                                              3.6%
Sinofert Holdings Ltd.                                                      2.6%
China Shipping Container Lines Co. Ltd.                                     2.6%
Beijing Enterprises Holdings Ltd.                                           2.5%
Netease.com, ADR                                                            2.3%
China Communications Services Corp. Ltd.                                    2.1%
Maanshan Iron & Steel                                                       2.0%
Cnpc Hong Kong Ltd.                                                         1.9%
China Yurun Food Group Ltd.                                                 1.8%
--------------------------------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Country breakdown and holdings are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Performance of a $10,000 Investment
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

          Claymore/AlphaShares
        China Small Cap Index ETF       MSCI China Index
1/30/08        $10,000                      $10,000
               $ 9,782                      $ 9,525
               $10,095                      $10,016
               $10,436                      $10,596
               $10,419                      $10,596
               $10,021                      $ 9,960
               $10,033                      $ 9,961
               $10,033                      $ 9,962
               $ 9,877                      $ 9,587
               $ 9,980                      $ 9,744
               $10,136                      $ 9,899
               $10,366                      $10,302
               $10,485                      $10,481
               $10,612                      $10,553
               $10,456                      $10,295
               $10,456                      $10,317
               $10,419                      $10,172
               $10,382                      $10,099
               $10,390                      $10,174
               $10,534                      $10,547
               $10,505                      $10,610
               $10,493                      $10,552
               $10,288                      $10,196
               $10,054                      $ 9,882
               $ 9,881                      $ 9,782
               $ 9,869                      $ 9,915
               $ 9,577                      $ 9,578
               $ 9,359                      $ 9,519
               $ 9,322                      $ 9,560
               $ 9,380                      $ 9,735
               $ 9,104                      $ 9,176
               $ 8,961                      $ 9,046
               $ 8,320                      $ 8,432
               $ 8,143                      $ 8,410
               $ 8,188                      $ 8,717
               $ 7,966                      $ 8,287
               $ 8,061                      $ 8,287
               $ 8,542                      $ 8,937
               $ 8,607                      $ 9,038
               $ 8,722                      $ 9,087
               $ 8,969                      $ 9,479
               $ 8,940                      $ 9,267
               $ 9,026                      $ 9,340
               $ 9,211                      $ 9,697
               $ 9,376                      $ 9,908
               $ 9,376                      $ 9,909
               $ 9,491                      $10,171
               $ 9,400                      $10,009
               $ 9,129                      $ 9,768
               $ 9,187                      $ 9,876
               $ 9,261                      $10,120
               $ 8,957                      $ 9,640
               $ 8,998                      $ 9,667
               $ 9,063                      $ 9,653
               $ 9,096                      $ 9,851
               $ 9,014                      $ 9,802
               $ 9,158                      $10,035
               $ 9,339                      $10,227
               $ 9,528                      $10,504
               $ 9,803                      $10,863
               $ 9,766                      $10,710
               $ 9,848                      $10,731
               $ 9,897                      $10,807
               $ 9,869                      $10,713
               $ 9,914                      $10,715
               $10,136                      $10,983
               $10,173                      $10,976
               $10,247                      $11,035
               $10,000                      $10,671
               $ 9,971                      $10,539
               $ 9,934                      $10,401
               $ 9,980                      $10,400
               $10,021                      $10,606
               $10,078                      $10,606
               $10,119                      $10,630
               $10,152                      $10,732
               $10,160                      $10,846
               $ 9,959                      $10,570
               $ 9,984                      $10,697
               $ 9,901                      $10,503
               $ 9,852                      $10,303
               $ 9,840                      $10,025
               $ 9,819                      $ 9,988
               $ 9,869                      $10,067
5/31/08        $ 9,877                      $10,182

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI China Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The MSCI China Index is a capitalization-weighted index that monitors the performance of stocks from the country of China. The index is unmanaged. It is not possible to invest directly in the MSCI China Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

Index data source: Zephyr

                                               Annual Report | May 31, 2008 | 21

Claymore Exchange-Traded Fund Trust 2 |
Fund Summary & Performance (unaudited) continued

EXB | Claymore/Clear Global Exchanges, Brokers & Asset Managers Index ETF

Fund Statistics
--------------------------------------------------------------------------------
Share Price                                                            $  21.75
Net Asset Value                                                        $  21.68
Premium/Discount to NAV                                                    0.32%
Net Assets ($000)                                                      $ 17,345
--------------------------------------------------------------------------------

Total Returns
--------------------------------------------------------------------------------
(Inception 6/27/07)                                              Since Inception
--------------------------------------------------------------------------------
Claymore/Clear Global Exchanges, Brokers & Asset Managers Index ETF
   NAV                                                                   -11.65%
   Market                                                                -11.36%
--------------------------------------------------------------------------------
Clear Global Exchanges, Brokers & Assets Managers Index                  -10.80%
--------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the ETF at the initial share price of $24.56 per share for share price returns or initial net asset value (NAV) of $24.56 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was estimated at 0.89%, per the prospectus, gross of any fee waivers or expense reimbursements. The Fund's expense ratio for its initial fiscal year is based on an assumed average asset level of $100 million. If assets are lower than $100 million, the expense ratio will be higher due to the inclusion of offering costs during the first twelve months of operations. If average assets of the Fund exceed $100 million during the Fund's first twelve months, the expense ratio may be lower. In the Financial Highlights section of this Annual Report, the Fund's annualized net operating expense ratio was determined to be 0.87% while the Fund's annualized gross operating expense ratio was determined to be 1.43%. There is a contractual fee waiver currently in place for this Fund through December 31, 2009 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.65%. Without this expense cap, actual returns would be lower.

                                                                  % of Long-Term
Country Breakdown                                                    Investments
--------------------------------------------------------------------------------
United States                                                              65.1%
United Kingdom                                                              7.9%
Japan                                                                       6.7%
Germany                                                                     5.4%
Hong Kong                                                                   4.0%
Switzerland                                                                 3.7%
Australia                                                                   2.9%
Singapore                                                                   1.2%
Italy                                                                       1.0%
Canada                                                                      0.9%
Spain                                                                       0.9%
Sweden                                                                      0.1%
Netherlands                                                                 0.1%
Thailand                                                                    0.1%
Bermuda                                                                     0.0%
New Zealand                                                                 0.0%
Cayman Islands                                                              0.0%
--------------------------------------------------------------------------------

Portfolio Breakdown                                              % of Net Assets
--------------------------------------------------------------------------------
Financials                                                                 99.0%
--------------------------------------------------------------------------------
Total Common Stocks                                                        99.0%
Short-Term Investments                                                      1.3%
Master Limited Partnerships                                                 0.9%
Liabilities in excess of Other Assets                                      -1.2%
--------------------------------------------------------------------------------
Net Assets                                                                100.0%
--------------------------------------------------------------------------------

                                                                  % of Long-Term
Top Ten Holdings                                                     Investments
--------------------------------------------------------------------------------
Bank of New York Mellon Corp. (The)                                         5.8%
Goldman Sachs Group, Inc. (The)                                             5.5%
State Street Corp.                                                          5.0%
Morgan Stanley                                                              5.0%
Deutsche Boerse AG                                                          5.0%
Merrill Lynch & Co., Inc.                                                   4.4%
NYSE Euronext                                                               4.3%
Hong Kong Exchanges and Clearing Ltd.                                       3.9%
CME Group, Inc.                                                             3.8%
Man Group PLC                                                               3.8%
--------------------------------------------------------------------------------

Portfolio breakdown is as a percentage of net assets. Country breakdown and holdings are as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Performance of a $10,000 Investment
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

         Claymore/Clear Global
          Exchanges, Brokers &
        Asset Managers Index ETF          S&P 500 Index
6/27/07        $10,000                      $10,000
               $10,098                      $ 9,996
               $10,041                      $ 9,980
               $10,130                      $10,087
               $10,330                      $10,125
               $10,330                      $10,125
               $10,330                      $10,129
               $10,440                      $10,165
               $10,464                      $10,175
               $10,301                      $10,031
               $10,387                      $10,089
               $10,550                      $10,282
               $10,627                      $10,314
               $10,623                      $10,294
               $10,611                      $10,293
               $10,476                      $10,273
               $10,485                      $10,319
               $10,322                      $10,193
               $10,301                      $10,242
               $10,086                      $10,040
               $10,077                      $10,087
               $ 9,849                      $ 9,851
               $ 9,776                      $ 9,695
               $ 9,906                      $ 9,795
               $ 9,813                      $ 9,671
               $ 9,642                      $ 9,742
               $ 9,642                      $ 9,786
               $ 9,454                      $ 9,527
               $ 9,552                      $ 9,757
               $ 9,682                      $ 9,818
               $ 9,972                      $ 9,959
               $ 9,711                      $ 9,666
               $ 9,536                      $ 9,669
               $ 9,503                      $ 9,666
               $ 9,255                      $ 9,491
               $ 8,990                      $ 9,362
               $ 8,913                      $ 9,393
               $ 9,194                      $ 9,624
               $ 9,255                      $ 9,621
               $ 9,369                      $ 9,632
               $ 9,503                      $ 9,745
               $ 9,560                      $ 9,735
               $ 9,617                      $ 9,848
               $ 9,560                      $ 9,764
               $ 9,308                      $ 9,536
               $ 9,406                      $ 9,747
               $ 9,369                      $ 9,707
               $ 9,560                      $ 9,816
               $ 9,560                      $ 9,816
               $ 9,682                      $ 9,919
               $ 9,536                      $ 9,809
               $ 9,528                      $ 9,853
               $ 9,434                      $ 9,686
               $ 9,483                      $ 9,674
               $ 9,593                      $ 9,806
               $ 9,568                      $ 9,809
               $ 9,686                      $ 9,892
               $ 9,707                      $ 9,894
               $ 9,609                      $ 9,844
               $ 9,886                      $10,131
               $10,049                      $10,193
               $10,024                      $10,127
               $10,179                      $10,174
               $10,281                      $10,120
               $10,265                      $10,117
               $10,432                      $10,174
               $10,582                      $10,214
               $10,578                      $10,183
               $10,753                      $10,318
               $10,900                      $10,316
               $10,924                      $10,271
               $10,892                      $10,293
               $11,152                      $10,394
               $11,144                      $10,361
               $11,315                      $10,445
               $11,287                      $10,428
               $11,242                      $10,374
               $11,283                      $10,424
               $11,103                      $10,337
               $10,969                      $10,269
               $11,026                      $10,288
               $11,038                      $10,280
               $10,806                      $10,017
               $10,786                      $10,055
               $11,034                      $10,144
               $11,067                      $10,119
               $11,116                      $10,109
               $11,258                      $10,249
               $11,397                      $10,288
               $11,356                      $10,222
               $11,519                      $10,345
               $11,307                      $10,074
               $11,197                      $10,083
               $11,002                      $10,034
               $11,148                      $10,155
               $10,912                      $ 9,862
               $10,880                      $ 9,856
               $10,729                      $ 9,716
               $10,517                      $ 9,619
               $10,831                      $ 9,902
               $10,994                      $ 9,834
               $10,802                      $ 9,705
               $10,757                      $ 9,756
               $10,509                      $ 9,586
               $10,550                      $ 9,629
               $10,261                      $ 9,477
               $10,261                      $ 9,477
               $10,424                      $ 9,638
               $10,289                      $ 9,414
               $10,387                      $ 9,555
               $10,766                      $ 9,831
               $10,810                      $ 9,836
               $10,924                      $ 9,913
               $10,863                      $ 9,854
               $10,782                      $ 9,790
               $10,961                      $ 9,944
               $11,165                      $10,095
               $11,116                      $10,077
               $11,205                      $10,153
               $10,896                      $ 9,896
               $10,928                      $ 9,957
               $10,863                      $ 9,970
               $10,766                      $ 9,833
               $10,550                      $ 9,686
               $10,542                      $ 9,747
               $10,603                      $ 9,734
               $10,623                      $ 9,784
               $10,875                      $ 9,949
               $10,949                      $10,029
               $10,949                      $10,029
               $10,973                      $10,037
               $10,827                      $ 9,897
               $10,835                      $ 9,912
               $10,904                      $ 9,844
               $10,904                      $ 9,844
               $10,672                      $ 9,704
               $10,595                      $ 9,704
               $10,248                      $ 9,465
               $10,094                      $ 9,496
               $ 9,935                      $ 9,325
               $10,000                      $ 9,453
               $10,110                      $ 9,528
               $10,065                      $ 9,399
               $10,167                      $ 9,501
               $ 9,772                      $ 9,264
               $ 9,564                      $ 9,213
               $ 9,214                      $ 8,946
               $ 9,239                      $ 8,892
               $ 9,239                      $ 8,892
               $ 9,149                      $ 8,793
               $ 9,463                      $ 8,982
               $ 9,776                      $ 9,073
               $ 9,691                      $ 8,929
               $ 9,817                      $ 9,086
               $ 9,849                      $ 9,142
               $ 9,735                      $ 9,099
               $ 9,857                      $ 9,253
               $10,061                      $ 9,367
               $10,037                      $ 9,269
               $ 9,540                      $ 8,973
               $ 9,259                      $ 8,908
               $ 9,365                      $ 8,981
               $ 9,304                      $ 8,943
               $ 9,263                      $ 8,996
               $ 9,340                      $ 9,062
               $ 9,373                      $ 9,189
               $ 9,312                      $ 9,066
               $ 9,308                      $ 9,074
               $ 9,308                      $ 9,074
               $ 9,243                      $ 9,066
               $ 9,271                      $ 9,143
               $ 9,202                      $ 9,028
               $ 9,243                      $ 9,100
               $ 9,385                      $ 9,226
               $ 9,446                      $ 9,290
               $ 9,564                      $ 9,284
               $ 9,357                      $ 9,202
               $ 9,047                      $ 8,953
               $ 8,905                      $ 8,958
               $ 8,852                      $ 8,927
               $ 8,909                      $ 8,978
               $ 8,669                      $ 8,782
               $ 8,563                      $ 8,708
               $ 8,282                      $ 8,574
               $ 8,746                      $ 8,892
               $ 8,770                      $ 8,815
               $ 8,770                      $ 8,861
               $ 8,445                      $ 8,677
               $ 7,932                      $ 8,600
               $ 8,583                      $ 8,965
               $ 8,351                      $ 8,747
               $ 8,685                      $ 8,957
               $ 8,685                      $ 8,957
               $ 8,742                      $ 9,094
               $ 8,986                      $ 9,115
               $ 8,815                      $ 9,036
               $ 8,660                      $ 8,934
               $ 8,534                      $ 8,863
               $ 8,550                      $ 8,914
               $ 8,974                      $ 9,234
               $ 9,076                      $ 9,218
               $ 9,133                      $ 9,230
               $ 9,068                      $ 9,238
               $ 9,178                      $ 9,252
               $ 9,035                      $ 9,208
               $ 8,819                      $ 9,134
               $ 8,770                      $ 9,175
               $ 8,665                      $ 8,989
               $ 8,498                      $ 8,959
               $ 8,542                      $ 9,000
               $ 8,766                      $ 9,205
               $ 8,836                      $ 9,211
               $ 8,913                      $ 9,379
               $ 8,917                      $ 9,364
               $ 8,774                      $ 9,282
               $ 8,779                      $ 9,309
               $ 8,986                      $ 9,369
               $ 9,100                      $ 9,430
               $ 9,125                      $ 9,420
               $ 9,076                      $ 9,384
               $ 9,055                      $ 9,348
               $ 9,287                      $ 9,510
               $ 9,446                      $ 9,541
               $ 9,389                      $ 9,499
               $ 9,430                      $ 9,572
               $ 9,230                      $ 9,402
               $ 9,165                      $ 9,437
               $ 9,076                      $ 9,376
               $ 9,218                      $ 9,479
               $ 9,173                      $ 9,478
               $ 9,214                      $ 9,517
               $ 9,336                      $ 9,620
               $ 9,308                      $ 9,632
               $ 9,247                      $ 9,641
               $ 9,055                      $ 9,552
               $ 8,840                      $ 9,399
               $ 8,852                      $ 9,425
               $ 8,722                      $ 9,301
               $ 8,722                      $ 9,301
               $ 8,742                      $ 9,365
               $ 8,726                      $ 9,404
               $ 8,819                      $ 9,455
5/31/08        $ 8,835                      $ 9,469

This graph compares a hypothetical $10,000 investment in the fund, made at its inception, with a similar investment in the Standard and Poor's 500 Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and fund shares, when redeemed, may be worth more or less than their original investment.

Index data source: Bloomberg

22 | Annual Report | May 31, 2008

Claymore Exchange-Traded Fund Trust 2 |
Fund Summary & Performance (unaudited) continued

CUT | Claymore/Clear Global Timber Index ETF

Fund Statistics
--------------------------------------------------------------------------------
Share Price                                                            $  22.25
Net Asset Value                                                        $  22.03
Premium/Discount to NAV                                                    1.00%
Net Assets ($000)                                                      $ 57,277
--------------------------------------------------------------------------------

Total Returns
--------------------------------------------------------------------------------
(Inception 11/9/07)                                              Since Inception
--------------------------------------------------------------------------------
Claymore/Clear Global Timber Index ETF
   NAV                                                                   -11.25%
   Market                                                                -10.37%
--------------------------------------------------------------------------------
Clear Global Timber Index                                                -10.58%
--------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.91 per share for share price returns or initial net asset value (NAV) of $24.91 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was estimated at 0.91%, per the prospectus, gross of any fee waivers or expense reimbursements. The Fund's expense ratio for its initial fiscal year is based on an assumed average asset level of $100 million. If assets are lower than $100 million, the expense ratio will be higher due to the inclusion of offering costs during the first twelve months of operations. If average assets of the Fund exceed $100 million during the Fund's first twelve months, the expense ratio may be lower. In the Financial Highlights section of this Annual Report, the Fund's annualized net operating expense ratio was determined to be 0.95% while the Fund's annualized gross operating expense ratio was determined to be 1.43%. There is a contractual fee waiver currently in place for this Fund through December 31, 2009 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65%. Without this expense cap, actual returns would be lower.

                                                                  % of Long-Term
Country Breakdown                                                    Investments
--------------------------------------------------------------------------------
United States                                                              25.2%
Canada                                                                     14.8%
Japan                                                                      14.0%
Brazil                                                                     10.4%
Australia                                                                  10.0%
Sweden                                                                      8.3%
South Africa                                                                5.4%
Spain                                                                       4.4%
Bermuda                                                                     3.8%
Ireland                                                                     3.7%
--------------------------------------------------------------------------------

Portfolio Breakdown                                              % of Net Assets
--------------------------------------------------------------------------------
Materials                                                                  81.3%
Financials                                                                 11.2%
Consumer Discretionary                                                      5.0%
Consumer Staples                                                            2.3%
--------------------------------------------------------------------------------
Total Long-Term Investments                                                99.8%
Short-Term Investments                                                      1.8%
Liabilities in Excess of Other Assets                                      -0.6%
--------------------------------------------------------------------------------
Net Assets                                                                100.0%
--------------------------------------------------------------------------------

                                                                  % of Long-Term
Top Ten Holdings                                                     Investments
--------------------------------------------------------------------------------
Sino-Forest Corp.                                                           5.6%
Aracruz Celulose SA, ADR                                                    5.5%
Sappi, Ltd., ADR                                                            5.4%
Sumitomo Forestry Co., Ltd.                                                 5.1%
Votorantim Celulose e Papel SA, ADR                                         4.9%
Rayonier, Inc. - REIT                                                       4.6%
OJI Paper Co., Ltd.                                                         4.5%
Hokuetsu Paper Mills, Ltd.                                                  4.4%
Grupo Empresarial Ence SA                                                   4.4%
Holmen AB - Class B                                                         4.4%
--------------------------------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Country breakdown and holdings are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Performance of a $10,000 Investment
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

        Claymore/Clear Global
           Timber Index ETF             MSCI World Index
11/09/07       $10,000                      $10,000
               $ 9,562                      $ 9,839
               $ 9,843                      $ 9,989
               $ 9,896                      $10,059
               $ 9,711                      $ 9,920
               $ 9,687                      $ 9,882
               $ 9,382                      $ 9,725
               $ 9,434                      $ 9,810
               $ 9,273                      $ 9,620
               $ 9,410                      $ 9,754
               $ 9,293                      $ 9,693
               $ 9,430                      $ 9,728
               $ 9,679                      $ 9,912
               $ 9,747                      $ 9,984
               $ 9,847                      $10,050
               $ 9,811                      $10,013
               $ 9,747                      $ 9,956
               $ 9,815                      $10,071
               $ 9,968                      $10,159
               $ 9,928                      $10,195
               $10,028                      $10,252
               $ 9,795                      $10,135
               $ 9,775                      $10,147
               $ 9,627                      $10,001
               $ 9,370                      $ 9,878
               $ 9,101                      $ 9,679
               $ 9,181                      $ 9,707
               $ 9,205                      $ 9,689
               $ 9,249                      $ 9,714
               $ 9,474                      $ 9,864
               $ 9,558                      $ 9,933
               $ 9,550                      $ 9,988
               $ 9,518                      $ 9,949
               $ 9,574                      $ 9,973
               $ 9,604                      $ 9,939
               $ 9,540                      $ 9,871
               $ 9,491                      $ 9,855
               $ 9,254                      $ 9,669
               $ 9,101                      $ 9,619
               $ 9,016                      $ 9,575
               $ 9,000                      $ 9,597
               $ 9,060                      $ 9,593
               $ 8,923                      $ 9,509
               $ 8,984                      $ 9,593
               $ 8,710                      $ 9,373
               $ 8,549                      $ 9,193
               $ 8,412                      $ 9,072
               $ 8,391                      $ 9,007
               $ 7,968                      $ 8,664
               $ 8,198                      $ 8,708
               $ 8,303                      $ 8,972
               $ 8,343                      $ 8,992
               $ 8,371                      $ 8,996
               $ 8,528                      $ 9,092
               $ 8,472                      $ 9,033
               $ 8,565                      $ 9,125
               $ 8,758                      $ 9,271
               $ 8,762                      $ 9,274
               $ 8,444                      $ 8,994
               $ 8,323                      $ 8,914
               $ 8,323                      $ 8,858
               $ 8,379                      $ 8,848
               $ 8,391                      $ 8,837
               $ 8,464                      $ 8,984
               $ 8,444                      $ 9,036
               $ 8,496                      $ 9,061
               $ 8,480                      $ 9,023
               $ 8,557                      $ 9,119
               $ 8,577                      $ 9,051
               $ 8,678                      $ 9,089
               $ 8,665                      $ 9,094
               $ 8,839                      $ 9,232
               $ 8,867                      $ 9,329
               $ 8,976                      $ 9,407
               $ 8,887                      $ 9,338
               $ 8,746                      $ 9,151
               $ 8,722                      $ 9,054
               $ 8,633                      $ 8,997
               $ 8,710                      $ 9,075
               $ 8,557                      $ 8,993
               $ 8,383                      $ 8,867
               $ 8,174                      $ 8,732
               $ 8,400                      $ 8,921
               $ 8,456                      $ 8,991
               $ 8,420                      $ 8,950
               $ 8,315                      $ 8,829
               $ 8,130                      $ 8,622
               $ 8,299                      $ 8,896
               $ 8,077                      $ 8,765
               $ 8,025                      $ 8,769
               $ 8,190                      $ 8,864
               $ 8,359                      $ 9,069
               $ 8,404                      $ 9,069
               $ 8,351                      $ 9,052
               $ 8,323                      $ 9,014
               $ 8,440                      $ 9,016
               $ 8,669                      $ 9,194
               $ 8,794                      $ 9,292
               $ 8,883                      $ 9,321
               $ 8,879                      $ 9,363
               $ 8,988                      $ 9,412
               $ 8,980                      $ 9,341
               $ 8,786                      $ 9,284
               $ 8,750                      $ 9,309
               $ 8,694                      $ 9,210
               $ 8,597                      $ 9,139
               $ 8,585                      $ 9,176
               $ 8,750                      $ 9,384
               $ 8,734                      $ 9,375
               $ 8,718                      $ 9,469
               $ 8,730                      $ 9,526
               $ 8,617                      $ 9,477
               $ 8,589                      $ 9,487
               $ 8,573                      $ 9,464
               $ 8,686                      $ 9,544
               $ 8,718                      $ 9,571
               $ 8,577                      $ 9,513
               $ 8,585                      $ 9,519
               $ 8,561                      $ 9,560
               $ 8,617                      $ 9,656
               $ 8,661                      $ 9,656
               $ 8,794                      $ 9,704
               $ 8,682                      $ 9,620
               $ 8,770                      $ 9,635
               $ 8,641                      $ 9,554
               $ 8,706                      $ 9,632
               $ 8,702                      $ 9,642
               $ 8,734                      $ 9,672
               $ 8,871                      $ 9,769
               $ 8,879                      $ 9,845
               $ 8,887                      $ 9,887
               $ 8,819                      $ 9,803
               $ 8,754                      $ 9,719
               $ 8,770                      $ 9,720
               $ 8,682                      $ 9,614
               $ 8,698                      $ 9,576
               $ 8,778                      $ 9,593
               $ 8,843                      $ 9,629
5/31/08        $ 8,875                      $ 9,668

This graph compares a hypothetical $10,000 investment in the fund, made at its inception, with a similar investment in the MSCI World Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The MSCI World Index is a free float-adjusted market capitalization index that measures global developed market equity performance of the developed market country indices of Europe, Australasia, the Far East, the U.S. and Canada. It is not possible to invest directly in the MSCI World Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and fund shares, when redeemed, may be worth more or less than their original investment.

Index data source: Bloomberg

                                               Annual Report | May 31, 2008 | 23

Claymore Exchange-Traded Fund Trust 2 |
Fund Summary & Performance (unaudited) continued

ROB | Claymore/Robb Report Global Luxury Index ETF

Fund Statistics
--------------------------------------------------------------------------------
Share Price                                                             $ 22.28
Net Asset Value                                                         $ 22.20
Premium/Discount to NAV                                                    0.36%
Net Assets ($000)                                                       $ 8,880
--------------------------------------------------------------------------------

Total Returns
--------------------------------------------------------------------------------
(Inception  07/30/07)                                            Since Inception
--------------------------------------------------------------------------------
Claymore/Robb Report Global Luxury Index ETF
   NAV                                                                    -6.57%
   Market                                                                 -6.23%
--------------------------------------------------------------------------------
Robb Report Global Luxury Index                                           -5.30%
--------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $23.80 per share for share price returns or initial net asset value (NAV) of $23.80 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was estimated at 1.01%, per the prospectus, gross of any fee waivers or expense reimbursements. The Fund's expense ratio for its initial fiscal year is based on an assumed average asset level of $100 million. If assets are lower than $100 million, the expense ratio will be higher due to the inclusion of offering costs during the first twelve months of operations. If average assets of the Fund exceed $100 million during the Fund's first twelve months, the expense ratio may be lower. In the Financial Highlights section of this Annual Report, the Fund's annualized net operating expense ratio was determined to be 1.21% while the Fund's annualized gross operating expense ratio was determined to be 3.81%. There is a contractual fee waiver currently in place for this Fund through December 31, 2009 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.70% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.70%. Without this expense cap, actual returns would be lower.

                                                                  % of Long-Term
Country Breakdown                                                    Investments
--------------------------------------------------------------------------------
France                                                                     26.7%
United States                                                              24.1%
Germany                                                                    13.4%
Switzerland                                                                12.5%
Italy                                                                       6.9%
Bermuda                                                                     5.8%
Japan                                                                       4.9%
Brazil                                                                      2.7%
United Kingdom                                                              1.7%
Canada                                                                      0.7%
Denmark                                                                     0.3%
Singapore                                                                   0.3%
--------------------------------------------------------------------------------

Portfolio Breakdown                                              % of Net Assets
--------------------------------------------------------------------------------
Consumer Discretionary                                                     73.1%
Financials                                                                  9.9%
Consumer Staples                                                            9.4%
Industrials                                                                 7.2%
Materials                                                                   0.7%
--------------------------------------------------------------------------------
Total Long-Term Investments                                               100.3%
Short-Term Investments                                                      1.6%
Liabilities in Excess of Other Assets                                      -1.9%
--------------------------------------------------------------------------------
Net Assets                                                                100.0%
--------------------------------------------------------------------------------

                                                                  % of Long-Term
Top Ten Holdings                                                     Investments
--------------------------------------------------------------------------------
Coach, Inc.                                                                 4.7%
Bayerische Motoren Werke AG                                                 4.7%
Julius Baer Holding AG                                                      4.6%
Christian Dior SA                                                           4.5%
Luxottica Group SpA                                                         4.5%
LVMH Moet Hennessy Louis Vuitton SA                                         4.5%
PPR                                                                         4.5%
Northern Trust Corp.                                                        4.5%
Pernod-Ricard SA                                                            4.4%
Compagnie Financiere Richemont SA                                           4.4%
--------------------------------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Country breakdown and holdings are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Performance of a $10,000 Investment
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

         Claymore/Robb Report
        Global Luxury Index ETF         MSCI World Index
7/30/07        $10,000                      $10,000
               $10,151                      $10,026
               $10,080                      $ 9,940
               $10,076                      $ 9,995
               $ 9,962                      $ 9,864
               $ 9,987                      $ 9,916
               $10,105                      $ 9,975
               $10,324                      $10,153
               $10,088                      $ 9,942
               $ 9,899                      $ 9,775
               $ 9,920                      $ 9,832
               $ 9,744                      $ 9,691
               $ 9,609                      $ 9,540
               $ 9,353                      $ 9,367
               $ 9,538                      $ 9,512
               $ 9,546                      $ 9,598
               $ 9,584                      $ 9,630
               $ 9,723                      $ 9,761
               $ 9,748                      $ 9,825
               $ 9,861                      $ 9,902
               $ 9,836                      $ 9,896
               $ 9,639                      $ 9,728
               $ 9,710                      $ 9,820
               $ 9,769                      $ 9,853
               $ 9,945                      $ 9,998
               $10,046                      $10,068
               $ 9,975                      $ 9,967
               $10,034                      $10,017
               $ 9,849                      $ 9,893
               $ 9,756                      $ 9,831
               $ 9,912                      $ 9,967
               $ 9,950                      $ 9,994
               $10,063                      $10,059
               $10,046                      $10,051
               $ 9,954                      $ 9,972
               $10,156                      $10,128
               $10,437                      $10,337
               $10,395                      $10,346
               $10,424                      $10,376
               $10,483                      $10,376
               $10,437                      $10,364
               $10,504                      $10,415
               $10,626                      $10,520
               $10,664                      $10,535
               $10,857                      $10,637
               $10,912                      $10,667
               $10,874                      $10,647
               $10,853                      $10,642
               $10,975                      $10,749
               $10,958                      $10,703
               $11,021                      $10,783
               $11,080                      $10,811
               $11,101                      $10,856
               $11,076                      $10,845
               $11,008                      $10,797
               $10,908                      $10,685
               $10,987                      $10,720
               $10,975                      $10,734
               $10,832                      $10,557
               $10,710                      $10,458
               $10,769                      $10,597
               $10,702                      $10,562
               $10,840                      $10,623
               $10,971                      $10,784
               $11,105                      $10,888
               $11,046                      $10,832
               $11,189                      $10,946
               $10,945                      $10,770
               $10,790                      $10,718
               $10,656                      $10,625
               $10,672                      $10,740
               $10,529                      $10,618
               $10,412                      $10,546
               $10,286                      $10,410
               $10,214                      $10,242
               $10,408                      $10,398
               $10,479                      $10,471
               $10,319                      $10,326
               $10,214                      $10,287
               $ 9,954                      $10,123
               $10,118                      $10,212
               $ 9,891                      $10,014
               $10,084                      $10,153
               $10,008                      $10,090
               $10,004                      $10,127
               $10,345                      $10,318
               $10,349                      $10,394
               $10,387                      $10,462
               $10,311                      $10,423
               $10,206                      $10,364
               $10,277                      $10,483
               $10,361                      $10,575
               $10,433                      $10,613
               $10,555                      $10,672
               $10,391                      $10,551
               $10,366                      $10,562
               $10,084                      $10,410
               $ 9,992                      $10,283
               $ 9,786                      $10,076
               $ 9,798                      $10,104
               $ 9,752                      $10,086
               $ 9,765                      $10,112
               $ 9,933                      $10,268
               $ 9,979                      $10,340
               $10,017                      $10,397
               $10,025                      $10,356
               $10,076                      $10,382
               $10,071                      $10,346
               $10,034                      $10,276
               $ 9,836                      $10,259
               $ 9,516                      $10,065
               $ 9,406                      $10,013
               $ 9,394                      $ 9,967
               $ 9,238                      $ 9,990
               $ 9,272                      $ 9,986
               $ 9,103                      $ 9,898
               $ 9,162                      $ 9,986
               $ 8,830                      $ 9,757
               $ 8,754                      $ 9,569
               $ 8,556                      $ 9,443
               $ 8,489                      $ 9,376
               $ 8,371                      $ 9,019
               $ 8,350                      $ 9,065
               $ 8,809                      $ 9,339
               $ 8,762                      $ 9,360
               $ 8,821                      $ 9,364
               $ 8,964                      $ 9,464
               $ 8,880                      $ 9,403
               $ 8,964                      $ 9,499
               $ 9,158                      $ 9,651
               $ 9,112                      $ 9,654
               $ 8,729                      $ 9,362
               $ 8,699                      $ 9,279
               $ 8,556                      $ 9,221
               $ 8,569                      $ 9,210
               $ 8,527                      $ 9,199
               $ 8,809                      $ 9,352
               $ 8,813                      $ 9,406
               $ 8,779                      $ 9,432
               $ 8,687                      $ 9,393
               $ 8,779                      $ 9,493
               $ 8,695                      $ 9,422
               $ 8,771                      $ 9,461
               $ 8,741                      $ 9,467
               $ 8,901                      $ 9,611
               $ 9,049                      $ 9,711
               $ 9,158                      $ 9,793
               $ 9,036                      $ 9,720
               $ 8,855                      $ 9,525
               $ 8,771                      $ 9,424
               $ 8,704                      $ 9,366
               $ 8,796                      $ 9,447
               $ 8,653                      $ 9,362
               $ 8,556                      $ 9,230
               $ 8,455                      $ 9,089
               $ 8,569                      $ 9,287
               $ 8,771                      $ 9,359
               $ 8,649                      $ 9,316
               $ 8,523                      $ 9,190
               $ 8,220                      $ 8,975
               $ 8,560                      $ 9,261
               $ 8,455                      $ 9,124
               $ 8,438                      $ 9,128
               $ 8,493                      $ 9,227
               $ 8,868                      $ 9,440
               $ 8,872                      $ 9,441
               $ 8,876                      $ 9,423
               $ 8,746                      $ 9,383
               $ 8,826                      $ 9,386
               $ 9,087                      $ 9,571
               $ 9,167                      $ 9,673
               $ 9,095                      $ 9,703
               $ 9,116                      $ 9,747
               $ 9,129                      $ 9,797
               $ 9,036                      $ 9,724
               $ 8,931                      $ 9,664
               $ 8,863                      $ 9,690
               $ 8,771                      $ 9,587
               $ 8,619                      $ 9,513
               $ 8,653                      $ 9,552
               $ 8,859                      $ 9,768
               $ 8,855                      $ 9,759
               $ 8,981                      $ 9,857
               $ 8,990                      $ 9,916
               $ 8,960                      $ 9,865
               $ 8,990                      $ 9,876
               $ 9,011                      $ 9,851
               $ 9,204                      $ 9,935
               $ 9,234                      $ 9,963
               $ 9,196                      $ 9,903
               $ 9,192                      $ 9,909
               $ 9,234                      $ 9,952
               $ 9,373                      $10,052
               $ 9,356                      $10,052
               $ 9,385                      $10,102
               $ 9,339                      $10,014
               $ 9,314                      $10,030
               $ 9,246                      $ 9,946
               $ 9,360                      $10,027
               $ 9,339                      $10,037
               $ 9,385                      $10,069
               $ 9,524                      $10,169
               $ 9,566                      $10,248
               $ 9,604                      $10,292
               $ 9,432                      $10,205
               $ 9,280                      $10,118
               $ 9,272                      $10,118
               $ 9,175                      $10,008
               $ 9,154                      $ 9,968
               $ 9,234                      $ 9,986
               $ 9,259                      $10,023
5/31/08        $ 9,343                      $10,064

This graph compares a hypothetical $10,000 investment in the fund, made at its inception, with a similar investment in the MSCI World Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The MSCI World Index is a free float-adjusted market capitalization index that measures global developed market equity performance of the developed market country indices of Europe, Australasia, the Far East, the U.S. and Canada. It is not possible to invest directly in the MSCI World Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and fund shares, when redeemed, may be worth more or less than their original investment.

Index data source: Bloomberg

24 | Annual Report | May 31, 2008

Claymore Exchange-Traded Fund Trust 2 |
Fund Summary & Performance (unaudited) continued

ENY | Claymore/SWM Canadian Energy Income Index ETF

Fund Statistics
--------------------------------------------------------------------------------
Share Price                                                             $ 31.71
Net Asset Value                                                         $ 31.58
Premium/Discount to NAV                                                    0.41%
Net Assets ($000)                                                       $34,102
--------------------------------------------------------------------------------

Total Returns
--------------------------------------------------------------------------------
(Inception 7/3/07)                                               Since Inception
--------------------------------------------------------------------------------
Claymore/SWM Canadian Energy Income Index ETF
   NAV                                                                    29.62%
   Market                                                                 30.18%
--------------------------------------------------------------------------------
Sustainable Canadian Energy Income Index                                  32.31%
--------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.05 per share for share price returns or initial net asset value (NAV) of $25.05 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was estimated at 0.89%, per the prospectus, gross of any fee waivers or expense reimbursements. The Fund's expense ratio for its initial fiscal year is based on an assumed average asset level of $100 million. If assets are lower than $100 million, the expense ratio will be higher due to the inclusion of offering costs during the first twelve months of operations. If average assets of the Fund exceed $100 million during the Fund's first twelve months, the expense ratio may be lower. In the Financial Highlights section of this Annual Report, the Fund's annualized net operating expense ratio was determined to be 0.83% while the Fund's annualized gross operating expense ratio was determined to be 1.24%.There is a contractual fee waiver currently in place for this Fund through December 31, 2009 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65%. Without this expense cap, actual returns would be lower.

Portfolio  Breakdown                                             % of Net Assets
--------------------------------------------------------------------------------
Energy                                                                     99.7%
--------------------------------------------------------------------------------
Total Long-Term Investments                                                99.7%
--------------------------------------------------------------------------------
Other Assets in excess of Liabilities                                       0.3%
--------------------------------------------------------------------------------
Net Assets                                                                100.0%
--------------------------------------------------------------------------------

                                                                  % of Long-Term
Country Breakdown                                                    Investments
--------------------------------------------------------------------------------
Canada                                                                    100.0%
--------------------------------------------------------------------------------

                                                                  % of Long-Term
Top Ten Holdings                                                     Investments
--------------------------------------------------------------------------------
Suncor Energy, Inc.                                                         8.8%
Canadian Oil Sands Trust                                                    7.0%
Penn West Energy Trust                                                      6.8%
Imperial Oil Ltd.                                                           6.2%
Petrobank Energy & Resources Ltd.                                           5.6%
OPTI Canada, Inc.                                                           5.5%
UTS Energy Corp.                                                            5.5%
Oilsands Quest, Inc.                                                        5.1%
Enerplus Resources Fund                                                     4.8%
Canadian Natural Resources Ltd.                                             4.8%
--------------------------------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Country breakdown and holdings are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.


Performance of a $10,000 Investment
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

             Claymore/SWM
   Candian Energy Income Index ETF         S&P/TSX Composite Index
7/03/07        $10,000                              $10,000
               $10,112                              $10,166
               $10,220                              $10,278
               $10,216                              $10,315
               $10,180                              $10,251
               $10,160                              $10,243
               $10,315                              $10,471
               $10,455                              $10,561
               $10,303                              $10,489
               $10,335                              $10,514
               $10,535                              $10,667
               $10,615                              $10,707
               $10,555                              $10,612
               $10,343                              $10,557
               $ 9,996                              $10,373
               $10,128                              $10,341
               $ 9,832                              $10,076
               $ 9,760                              $ 9,903
               $ 9,641                              $ 9,919
               $ 9,900                              $ 9,960
               $ 9,820                              $ 9,865
               $ 9,968                              $10,034
               $ 9,888                              $ 9,849
               $ 9,900                              $ 9,849
               $ 9,669                              $ 9,810
               $ 9,872                              $10,018
               $ 9,581                              $ 9,747
               $ 9,621                              $ 9,758
               $ 9,633                              $ 9,758
               $ 9,369                              $ 9,517
               $ 9,098                              $ 9,266
               $ 8,798                              $ 9,134
               $ 9,086                              $ 9,400
               $ 9,074                              $ 9,478
               $ 9,006                              $ 9,531
               $ 9,114                              $ 9,697
               $ 9,222                              $ 9,745
               $ 9,285                              $ 9,829
               $ 9,281                              $ 9,817
               $ 9,042                              $ 9,567
               $ 9,170                              $ 9,730
               $ 9,206                              $ 9,757
               $ 9,365                              $ 9,917
               $ 9,565                              $10,029
               $ 9,573                              $ 9,961
               $ 9,681                              $10,029
               $ 9,557                              $ 9,920
               $ 9,469                              $ 9,904
               $ 9,629                              $10,056
               $ 9,864                              $10,168
               $10,028                              $10,278
               $ 9,980                              $10,301
               $10,000                              $10,277
               $10,200                              $10,483
               $ 9,872                              $10,524
               $ 9,916                              $10,582
               $10,064                              $10,714
               $10,196                              $10,681
               $10,220                              $10,715
               $10,160                              $10,712
               $10,323                              $10,812
               $10,407                              $10,865
               $10,427                              $10,978
               $10,359                              $10,893
               $10,256                              $10,797
               $10,264                              $10,867
               $10,455                              $11,132
               $10,407                              $11,132
               $10,327                              $11,141
               $10,391                              $11,168
               $10,515                              $11,217
               $10,551                              $11,262
               $10,603                              $11,188
               $10,671                              $11,096
               $10,862                              $11,194
               $10,998                              $11,290
               $10,870                              $11,154
               $10,683                              $10,995
               $10,818                              $11,195
               $10,794                              $11,140
               $10,938                              $11,221
               $11,030                              $11,404
               $11,218                              $11,641
               $10,998                              $11,545
               $11,309                              $11,836
               $11,262                              $11,637
               $11,485                              $11,816
               $11,457                              $11,751
               $11,717                              $11,947
               $11,645                              $11,825
               $11,481                              $11,630
               $11,122                              $11,353
               $10,567                              $10,855
               $10,575                              $10,922
               $10,806                              $11,025
               $10,451                              $10,611
               $10,503                              $10,707
               $10,347                              $10,456
               $10,527                              $10,518
               $10,268                              $10,344
               $10,347                              $10,511
               $10,287                              $10,376
               $ 9,960                              $10,326
               $ 9,964                              $10,638
               $10,008                              $10,536
               $ 9,896                              $10,535
               $ 9,948                              $10,519
               $ 9,800                              $10,333
               $ 9,936                              $10,435
               $10,084                              $10,560
               $10,148                              $10,632
               $10,160                              $10,646
               $10,004                              $10,471
               $10,204                              $10,478
               $10,096                              $10,371
               $10,120                              $10,379
               $10,016                              $10,259
               $ 9,972                              $10,216
               $10,084                              $10,273
               $10,144                              $10,365
               $10,303                              $10,563
               $10,383                              $10,731
               $10,144                              $10,731
               $10,303                              $10,768
               $10,451                              $10,890
               $10,635                              $10,783
               $10,791                              $10,866
               $10,939                              $10,930
               $10,705                              $10,635
               $10,536                              $10,477
               $10,569                              $10,464
               $10,446                              $10,408
               $10,286                              $10,458
               $10,229                              $10,342
               $10,442                              $10,383
               $10,179                              $10,115
               $ 9,830                              $ 9,857
               $ 9,572                              $ 9,619
               $ 9,477                              $ 9,585
               $ 9,186                              $ 9,533
               $ 8,981                              $ 9,499
               $ 9,416                              $ 9,882
               $ 9,481                              $ 9,904
               $ 9,580                              $10,006
               $ 9,724                              $10,103
               $ 9,814                              $10,118
               $ 9,797                              $10,150
               $10,085                              $10,361
               $10,224                              $10,322
               $ 9,843                              $ 9,945
               $ 9,789                              $ 9,918
               $ 9,789                              $ 9,914
               $10,003                              $10,076
               $10,118                              $10,156
               $10,138                              $10,141
               $10,307                              $10,291
               $10,405                              $10,255
               $10,323                              $10,153
               $10,421                              $10,265
               $10,417                              $10,322
               $10,311                              $10,369
               $10,384                              $10,356
               $10,783                              $10,638
               $11,086                              $10,876
               $11,099                              $10,918
               $11,427                              $11,072
               $11,078                              $10,742
               $10,980                              $10,635
               $10,914                              $10,502
               $11,177                              $10,694
               $11,103                              $10,515
               $10,947                              $10,392
               $10,590                              $10,114
               $10,902                              $10,410
               $10,865                              $10,415
               $11,115                              $10,621
               $10,980                              $10,434
               $10,586                              $10,053
               $10,737                              $10,287
               $10,208                              $ 9,794
               $ 9,880                              $ 9,685
               $10,089                              $ 9,935
               $10,409                              $10,183
               $10,573                              $10,206
               $10,664                              $10,274
               $10,479                              $10,099
               $10,446                              $10,107
               $10,356                              $10,195
               $10,614                              $10,331
               $10,672                              $10,449
               $10,869                              $10,543
               $10,918                              $10,569
               $10,869                              $10,532
               $10,963                              $10,521
               $11,099                              $10,638
               $10,963                              $10,409
               $11,222                              $10,474
               $11,452                              $10,585
               $11,801                              $10,952
               $11,677                              $10,855
               $11,801                              $10,984
               $12,043                              $11,081
               $12,108                              $11,042
               $11,723                              $10,741
               $11,374                              $10,706
               $11,677                              $10,799
               $11,747                              $10,827
               $11,489                              $10,619
               $11,739                              $10,769
               $11,468                              $10,744
               $11,714                              $10,922
               $11,944                              $10,972
               $12,383                              $11,227
               $12,465                              $11,167
               $12,585                              $11,220
               $12,646                              $11,235
               $12,798                              $11,389
               $12,724                              $11,365
               $12,782                              $11,374
               $12,851                              $11,536
               $13,208                              $11,698
               $13,282                              $11,698
               $13,738                              $11,824
               $13,721                              $11,729
               $13,483                              $11,701
               $13,410                              $11,624
               $12,913                              $11,408
               $13,155                              $11,590
               $12,896                              $11,519
5/31/08        $12,962                              $11,542

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard and Poor's Toronto Stock Exchange Composite Index (S&P/TSX Composite Index). Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The S&P/TSX Composite Index is a capitalization-weighted index. The index is designed to measure performance of the broad Canadian economy through changes in the aggregate market value of stocks representing all major industries. It is not possible to invest directly in the S&P/TSX Composite Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

Index data source: Bloomberg

                                               Annual Report | May 31, 2008 | 25

Claymore Exchange-Traded Fund Trust 2 |
Fund Summary & Performance (unaudited) continued

CRO | Claymore/Zacks Country Rotation ETF

Fund Statistics
--------------------------------------------------------------------------------
Share Price                                                              $24.60
Net Asset Value                                                          $24.41
Premium/Discount to NAV                                                    0.78%
Net Assets ($000)                                                        $9,764
--------------------------------------------------------------------------------

Total Returns
--------------------------------------------------------------------------------
(Inception 7/11/07)                                              Since Inception
--------------------------------------------------------------------------------
Claymore/Zacks Country Rotation ETF
   NAV                                                                    -2.00%
   Market                                                                 -1.23%
--------------------------------------------------------------------------------
Zacks Country Rotation Index                                              -0.53%
--------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the ETF at the initial share price of $25.08 per share for share price returns or initial net asset value (NAV) of $25.08 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio is 0.90%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Annual Report, the Fund's annualized net operating expense ratio was determined to be 1.24% while the Fund's annualized gross operating expense ratio was determined to be 2.98%. There is a contractual fee waiver currently in place for this Fund through December 31,2009 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.65% of average net assets. Some expenses may fall outside of this expense cap and actual expenses will be higher than 0.65%. Without this expense cap, actual returns would be lower.

                                                                  % of Long-Term
Country Breakdown                                                    Investments
--------------------------------------------------------------------------------
Japan                                                                      30.8%
United Kingdom                                                             21.3%
France                                                                     14.5%
Spain                                                                       8.5%
Switzerland                                                                 6.5%
Italy                                                                       6.1%
Belgium                                                                     4.5%
United States                                                               2.7%
Austria                                                                     2.6%
Luxembourg                                                                  1.0%
New Zealand                                                                 0.9%
Netherlands                                                                 0.6%
--------------------------------------------------------------------------------

Portfolio Breakdown                                              % of Net Assets
--------------------------------------------------------------------------------
Financials                                                                 22.7%
Industrials                                                                13.9%
Materials                                                                   9.9%
Consumer Staples                                                            9.4%
Consumer Discretionary                                                      8.6%
Energy                                                                      7.6%
Telecommunication Services                                                  7.1%
Utilities                                                                   7.0%
Health Care                                                                 6.0%
Information Technology                                                      5.4%
Exchange Traded Funds                                                       2.3%
--------------------------------------------------------------------------------
Total Investments                                                          99.9%
Other Assets in Excess of Liabilities                                       0.1%
--------------------------------------------------------------------------------
Net Assets                                                                100.0%
--------------------------------------------------------------------------------

                                                                  % of Long-Term
Top Ten Holdings                                                     Investments
--------------------------------------------------------------------------------
BP PLC                                                                      1.1%
HSBC Holdings PLC                                                           1.1%
Banco Santander SA                                                          1.1%
OMV AG                                                                      1.1%
Fortis                                                                      1.0%
Total SA                                                                    1.0%
ArcelorMittal                                                               1.0%
Erste Bank der Oesterreichischen Sparkassen AG                              1.0%
Royal Dutch Shell PLC                                                       1.0%
Telefonica SA                                                               0.9%
--------------------------------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Country breakdown and holdings are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Performance of a $10,000 Investment
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

            Claymore/Zacks
         Country Rotation ETF            S&P 500 Index
7/11/07        $10,000                      $10,000
               $10,064                      $10,191
               $10,120                      $10,222
               $10,124                      $10,203
               $10,096                      $10,202
               $10,020                      $10,182
               $10,116                      $10,228
               $10,080                      $10,103
               $10,100                      $10,152
               $10,028                      $ 9,951
               $ 9,888                      $ 9,997
               $ 9,645                      $ 9,764
               $ 9,478                      $ 9,609
               $ 9,490                      $ 9,708
               $ 9,677                      $ 9,586
               $ 9,474                      $ 9,656
               $ 9,533                      $ 9,700
               $ 9,502                      $ 9,443
               $ 9,382                      $ 9,671
               $ 9,466                      $ 9,731
               $ 9,721                      $ 9,871
               $ 9,553                      $ 9,580
               $ 9,226                      $ 9,584
               $ 9,358                      $ 9,581
               $ 9,254                      $ 9,408
               $ 9,091                      $ 9,279
               $ 8,708                      $ 9,310
               $ 8,864                      $ 9,539
               $ 9,043                      $ 9,536
               $ 9,035                      $ 9,547
               $ 9,222                      $ 9,659
               $ 9,354                      $ 9,649
               $ 9,406                      $ 9,761
               $ 9,466                      $ 9,678
               $ 9,318                      $ 9,451
               $ 9,318                      $ 9,661
               $ 9,418                      $ 9,621
               $ 9,549                      $ 9,729
               $ 9,549                      $ 9,729
               $ 9,621                      $ 9,831
               $ 9,549                      $ 9,723
               $ 9,589                      $ 9,766
               $ 9,482                      $ 9,601
               $ 9,414                      $ 9,589
               $ 9,585                      $ 9,719
               $ 9,665                      $ 9,723
               $ 9,737                      $ 9,805
               $ 9,673                      $ 9,807
               $ 9,514                      $ 9,757
               $ 9,597                      $10,042
               $ 9,956                      $10,103
               $ 9,992                      $10,038
               $10,028                      $10,084
               $10,096                      $10,031
               $10,020                      $10,028
               $10,084                      $10,084
               $10,207                      $10,124
               $10,259                      $10,093
               $10,343                      $10,227
               $10,403                      $10,225
               $10,395                      $10,180
               $10,375                      $10,202
               $10,506                      $10,302
               $10,443                      $10,269
               $10,546                      $10,353
               $10,606                      $10,336
               $10,734                      $10,283
               $10,686                      $10,332
               $10,638                      $10,245
               $10,451                      $10,178
               $10,546                      $10,197
               $10,558                      $10,189
               $10,455                      $ 9,928
               $10,191                      $ 9,966
               $10,407                      $10,054
               $10,335                      $10,030
               $10,514                      $10,020
               $10,686                      $10,158
               $10,841                      $10,197
               $10,801                      $10,132
               $10,889                      $10,254
               $10,782                      $ 9,985
               $10,622                      $ 9,994
               $10,479                      $ 9,945
               $10,598                      $10,065
               $10,638                      $ 9,774
               $10,542                      $ 9,769
               $10,375                      $ 9,630
               $10,195                      $ 9,534
               $10,279                      $ 9,814
               $10,427                      $ 9,748
               $10,239                      $ 9,619
               $10,124                      $ 9,670
               $ 9,972                      $ 9,501
               $10,108                      $ 9,544
               $ 9,833                      $ 9,393
               $ 9,833                      $ 9,393
               $ 9,972                      $ 9,553
               $10,084                      $ 9,331
               $10,036                      $ 9,470
               $10,191                      $ 9,744
               $10,311                      $ 9,749
               $10,395                      $ 9,825
               $10,375                      $ 9,767
               $10,323                      $ 9,704
               $10,407                      $ 9,856
               $10,415                      $10,005
               $10,471                      $ 9,988
               $10,530                      $10,063
               $10,506                      $ 9,809
               $10,471                      $ 9,869
               $10,175                      $ 9,882
               $10,076                      $ 9,746
               $ 9,888                      $ 9,600
               $ 9,880                      $ 9,661
               $ 9,809                      $ 9,648
               $ 9,817                      $ 9,698
               $ 9,920                      $ 9,861
               $ 9,932                      $ 9,941
               $ 9,932                      $ 9,941
               $ 9,992                      $ 9,949
               $10,024                      $ 9,810
               $10,048                      $ 9,824
               $10,044                      $ 9,757
               $10,044                      $ 9,757
               $10,068                      $ 9,618
               $10,056                      $ 9,618
               $ 9,829                      $ 9,382
               $ 9,733                      $ 9,412
               $ 9,757                      $ 9,243
               $ 9,717                      $ 9,369
               $ 9,629                      $ 9,444
               $ 9,577                      $ 9,316
               $ 9,661                      $ 9,417
               $ 9,454                      $ 9,183
               $ 9,226                      $ 9,132
               $ 9,234                      $ 8,867
               $ 9,155                      $ 8,813
               $ 9,155                      $ 8,813
               $ 8,684                      $ 8,716
               $ 8,577                      $ 8,903
               $ 8,999                      $ 8,993
               $ 9,091                      $ 8,850
               $ 8,967                      $ 9,005
               $ 9,147                      $ 9,061
               $ 9,083                      $ 9,019
               $ 9,163                      $ 9,172
               $ 9,278                      $ 9,284
               $ 9,326                      $ 9,187
               $ 9,027                      $ 8,894
               $ 8,939                      $ 8,830
               $ 8,764                      $ 8,901
               $ 8,708                      $ 8,864
               $ 8,668                      $ 8,917
               $ 8,896                      $ 8,982
               $ 8,880                      $ 9,108
               $ 9,019                      $ 8,986
               $ 8,943                      $ 8,994
               $ 8,943                      $ 8,994
               $ 9,111                      $ 8,986
               $ 8,904                      $ 9,062
               $ 9,079                      $ 8,948
               $ 9,023                      $ 9,020
               $ 9,175                      $ 9,145
               $ 9,294                      $ 9,208
               $ 9,422                      $ 9,202
               $ 9,342                      $ 9,120
               $ 9,250                      $ 8,874
               $ 9,055                      $ 8,879
               $ 8,995                      $ 8,848
               $ 9,099                      $ 8,899
               $ 9,123                      $ 8,704
               $ 8,955                      $ 8,631
               $ 8,872                      $ 8,498
               $ 8,935                      $ 8,814
               $ 9,139                      $ 8,737
               $ 9,059                      $ 8,782
               $ 8,963                      $ 8,600
               $ 8,712                      $ 8,524
               $ 8,927                      $ 8,886
               $ 8,856                      $ 8,670
               $ 8,764                      $ 8,878
               $ 8,764                      $ 8,878
               $ 8,744                      $ 9,014
               $ 9,103                      $ 9,035
               $ 9,171                      $ 8,956
               $ 9,203                      $ 8,855
               $ 9,191                      $ 8,785
               $ 9,135                      $ 8,835
               $ 9,230                      $ 9,152
               $ 9,410                      $ 9,137
               $ 9,454                      $ 9,149
               $ 9,530                      $ 9,156
               $ 9,597                      $ 9,170
               $ 9,486                      $ 9,127
               $ 9,430                      $ 9,054
               $ 9,418                      $ 9,094
               $ 9,414                      $ 8,910
               $ 9,302                      $ 8,880
               $ 9,334                      $ 8,921
               $ 9,537                      $ 9,124
               $ 9,522                      $ 9,130
               $ 9,581                      $ 9,296
               $ 9,681                      $ 9,281
               $ 9,613                      $ 9,200
               $ 9,613                      $ 9,227
               $ 9,533                      $ 9,286
               $ 9,665                      $ 9,347
               $ 9,733                      $ 9,337
               $ 9,673                      $ 9,301
               $ 9,653                      $ 9,266
               $ 9,613                      $ 9,426
               $ 9,749                      $ 9,457
               $ 9,765                      $ 9,415
               $ 9,777                      $ 9,487
               $ 9,749                      $ 9,319
               $ 9,749                      $ 9,354
               $ 9,617                      $ 9,293
               $ 9,653                      $ 9,395
               $ 9,669                      $ 9,394
               $ 9,701                      $ 9,433
               $ 9,781                      $ 9,535
               $ 9,884                      $ 9,547
               $ 9,952                      $ 9,556
               $ 9,884                      $ 9,467
               $ 9,845                      $ 9,316
               $ 9,848                      $ 9,342
               $ 9,765                      $ 9,219
               $ 9,765                      $ 9,219
               $ 9,665                      $ 9,282
               $ 9,633                      $ 9,321
               $ 9,665                      $ 9,371
5/31/08        $ 9,800                      $ 9,386

This graph compares a hypothetical $10,000 investment in the fund, made at its inception, with a similar investment in the Standard and Poor's 500 Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and fund shares, when redeemed, may be worth more or less than their original investment.

Index data source: Bloomberg

26 | Annual Report | May 31, 2008

Claymore Exchange-Traded Fund Trust 2 |
Fund Summary & Performance (unaudited) continued

HGI | Claymore/Zacks International Yield Hog Index ETF

Fund Statistics
--------------------------------------------------------------------------------
Share Price                                                              $24.00
Net Asset Value                                                          $23.09
Premium/Discount to NAV                                                    3.94%
Net Assets ($000)                                                        $9,234
--------------------------------------------------------------------------------

Total Returns
--------------------------------------------------------------------------------
(Inception 7/11/07)                                              Since Inception
--------------------------------------------------------------------------------
Claymore/Zacks International Yield Hog Index ETF
   NAV                                                                    -5.02%
   Market                                                                 -1.21%
--------------------------------------------------------------------------------
Zacks International Yield Hog Index                                       -3.83%
--------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in the market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.98 per share for share price returns or initial net asset value (NAV) of $24.98 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was estimated at 1.04%, per the prospectus, gross of any fee waivers or expense reimbursements. The Fund's expense ratio for its initial fiscal year is based on an assumed average asset level of $100 million. If assets are lower than $100 million, the expense ratio will be higher due to the inclusion of offering cost during the first twelve months of operations. If average assets of the Fund exceed $100 million during the Fund's first twelve months, the expense ratio may be lower. In the Financial Highlights section of this Annual Report, the Fund's annualized net operating expense ratio was determined to be 1.10% while the Fund's annualized gross operating expense ratio was determined to be 2.61%. There is a contractual fee waiver currently in place for this Fund through December 31, 2009 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65%. Without this expense cap, actual returns would be lower.

                                                                  % of Long-Term
Country Breakdown                                                    Investments
--------------------------------------------------------------------------------
United Kingdom                                                             15.0%
United States                                                              11.2%
Canada                                                                      9.0%
France                                                                      6.3%
Germany                                                                     5.8%
Netherlands                                                                 5.8%
China                                                                       5.7%
Australia                                                                   4.1%
Israel                                                                      3.5%
Japan                                                                       3.3%
Chile                                                                       3.2%
Taiwan                                                                      2.6%
Sweden                                                                      2.4%
Mexico                                                                      2.4%
Spain                                                                       2.3%
Austria                                                                     1.8%
Brazil                                                                      1.7%
Switzerland                                                                 1.6%
Hungary                                                                     1.4%
Finland                                                                     1.4%
Italy                                                                       1.3%
Bermuda                                                                     1.2%
Ireland                                                                     1.2%
Belgium                                                                     1.2%
South Africa                                                                1.1%
Denmark                                                                     0.8%
Colombia                                                                    0.6%
India                                                                       0.6%
Luxembourg                                                                  0.6%
Indonesia                                                                   0.4%
Norway                                                                      0.3%
Jersey                                                                      0.2%
--------------------------------------------------------------------------------

Portfolio Breakdown                                              % of Net Assets
--------------------------------------------------------------------------------
Financials                                                                 14.0%
Telecommunication Services                                                  9.3%
Consumer Discretionary                                                      9.2%
Consumer Staples                                                            8.5%
Industrials                                                                 8.4%
Materials                                                                   8.3%
Utilities                                                                   6.7%
Energy                                                                      6.1%
Information Technology                                                      5.6%
Health Care                                                                 4.7%
--------------------------------------------------------------------------------
Total Common Stock                                                         80.8%
--------------------------------------------------------------------------------
Closed End Funds                                                            9.3%
Income Trusts                                                               5.3%
Royalty Trusts                                                              1.9%
Preferred Stocks                                                            1.1%
Master Limited Partnerships                                                 1.1%
--------------------------------------------------------------------------------
Total Long-Term Investments                                                99.5%
--------------------------------------------------------------------------------
Short-Term Investments                                                      3.0%
Liabilities in Excess of Other Assets                                      -2.5%
--------------------------------------------------------------------------------
Net Assets                                                                100.0%
--------------------------------------------------------------------------------

                                               Annual Report | May 31, 2008 | 27

Claymore Exchange-Traded Fund Trust 2 |
Fund Summary & Performance (unaudited) continued

HGI | Claymore/Zacks International Yield Hog Index ETF (continued)

                                                                  % of Long-Term
Top Ten Holdings                                                     Investments
--------------------------------------------------------------------------------
Blue Square-Israel Ltd. - ADR                                               2.6%
CPFL Energia SA - ADR                                                       1.7%
Magyar Telekom Telecommunications PLC - ADR                                 1.4%
BNP Paribas                                                                 1.4%
Canadian Natural Resources Ltd.                                             1.4%
Koninklijke DSM NV                                                          1.3%
Advantage Energy Income Fund                                                1.3%
BASF SE                                                                     1.2%
Fortis                                                                      1.2%
EnCana Corp.                                                                1.2%
--------------------------------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Country breakdown and holdings are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Performance of a $10,000 Investment
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

     Claymore/Zacks International
          Yield Hog Index ETF           MSCI EAFE Index
7/11/07        $10,000                      $10,000
               $10,104                      $10,067
               $10,144                      $10,136
               $10,140                      $10,149
               $10,176                      $10,115
               $10,096                      $10,023
               $10,176                      $10,115
               $10,108                      $10,077
               $10,148                      $10,086
               $ 9,972                      $10,009
               $ 9,876                      $ 9,871
               $ 9,608                      $ 9,666
               $ 9,432                      $ 9,526
               $ 9,480                      $ 9,541
               $ 9,564                      $ 9,680
               $ 9,420                      $ 9,508
               $ 9,520                      $ 9,558
               $ 9,420                      $ 9,535
               $ 9,343                      $ 9,476
               $ 9,444                      $ 9,535
               $ 9,580                      $ 9,711
               $ 9,396                      $ 9,572
               $ 9,183                      $ 9,277
               $ 9,267                      $ 9,385
               $ 9,103                      $ 9,293
               $ 8,899                      $ 9,159
               $ 8,583                      $ 8,880
               $ 8,811                      $ 8,951
               $ 8,899                      $ 9,065
               $ 8,919                      $ 9,117
               $ 9,091                      $ 9,232
               $ 9,183                      $ 9,342
               $ 9,291                      $ 9,389
               $ 9,347                      $ 9,421
               $ 9,147                      $ 9,312
               $ 9,259                      $ 9,302
               $ 9,263                      $ 9,381
               $ 9,416                      $ 9,529
               $ 9,464                      $ 9,562
               $ 9,351                      $ 9,458
               $ 9,408                      $ 9,507
               $ 9,263                      $ 9,414
               $ 9,211                      $ 9,320
               $ 9,315                      $ 9,457
               $ 9,323                      $ 9,502
               $ 9,380                      $ 9,534
               $ 9,335                      $ 9,500
               $ 9,231                      $ 9,393
               $ 9,339                      $ 9,424
               $ 9,532                      $ 9,751
               $ 9,536                      $ 9,812
               $ 9,564                      $ 9,812
               $ 9,628                      $ 9,832
               $ 9,584                      $ 9,814
               $ 9,636                      $ 9,852
               $ 9,744                      $ 9,986
               $ 9,776                      $10,039
               $ 9,872                      $10,098
               $ 9,888                      $10,122
               $ 9,832                      $10,142
               $ 9,844                      $10,127
               $ 9,956                      $10,199
               $ 9,892                      $10,127
               $ 9,968                      $10,198
               $10,024                      $10,247
               $10,076                      $10,357
               $10,072                      $10,304
               $10,028                      $10,262
               $ 9,896                      $10,125
               $10,012                      $10,165
               $10,016                      $10,200
               $ 9,868                      $10,108
               $ 9,748                      $ 9,911
               $ 9,900                      $10,051
               $ 9,856                      $10,007
               $ 9,948                      $10,110
               $10,056                      $10,257
               $10,144                      $10,376
               $10,080                      $10,338
               $10,220                      $10,433
               $10,068                      $10,340
               $10,048                      $10,242
               $ 9,924                      $10,142
               $10,000                      $10,220
               $ 9,880                      $10,242
               $ 9,808                      $10,144
               $ 9,664                      $10,021
               $ 9,444                      $ 9,883
               $ 9,604                      $ 9,928
               $ 9,688                      $10,066
               $ 9,516                      $ 9,934
               $ 9,476                      $ 9,832
               $ 9,311                      $ 9,690
               $ 9,424                      $ 9,838
               $ 9,211                      $ 9,642
               $ 9,355                      $ 9,790
               $ 9,295                      $ 9,838
               $ 9,291                      $ 9,813
               $ 9,460                      $ 9,921
               $ 9,504                      $10,034
               $ 9,560                      $10,090
               $ 9,540                      $10,059
               $ 9,496                      $ 9,992
               $ 9,596                      $10,056
               $ 9,664                      $10,084
               $ 9,728                      $10,167
               $ 9,772                      $10,229
               $ 9,660                      $10,222
               $ 9,660                      $10,200
               $ 9,488                      $ 9,924
               $ 9,367                      $ 9,815
               $ 9,163                      $ 9,594
               $ 9,183                      $ 9,594
               $ 9,155                      $ 9,539
               $ 9,175                      $ 9,540
               $ 9,319                      $ 9,670
               $ 9,396                      $ 9,697
               $ 9,311                      $ 9,798
               $ 9,299                      $ 9,833
               $ 9,331                      $ 9,866
               $ 9,466                      $ 9,863
               $ 9,470                      $ 9,863
               $ 9,457                      $ 9,838
               $ 9,311                      $ 9,669
               $ 9,246                      $ 9,578
               $ 9,283                      $ 9,616
               $ 9,213                      $ 9,539
               $ 9,209                      $ 9,471
               $ 9,189                      $ 9,426
               $ 9,274                      $ 9,504
               $ 9,063                      $ 9,295
               $ 8,912                      $ 9,055
               $ 8,843                      $ 9,067
               $ 8,790                      $ 8,476
               $ 8,485                      $ 8,485
               $ 8,416                      $ 8,378
               $ 8,754                      $ 8,804
               $ 8,750                      $ 8,926
               $ 8,754                      $ 8,821
               $ 8,847                      $ 8,949
               $ 8,835                      $ 8,884
               $ 8,892                      $ 8,952
               $ 9,043                      $ 9,091
               $ 9,055                      $ 9,145
               $ 8,754                      $ 8,843
               $ 8,725                      $ 8,775
               $ 8,644                      $ 8,602
               $ 8,685                      $ 8,594
               $ 8,681                      $ 8,534
               $ 8,843                      $ 8,776
               $ 8,876                      $ 8,741
               $ 8,880                      $ 8,868
               $ 8,815                      $ 8,784
               $ 8,941                      $ 8,963
               $ 8,855                      $ 8,761
               $ 8,921                      $ 8,924
               $ 8,888                      $ 8,873
               $ 9,047                      $ 9,023
               $ 9,160                      $ 9,147
               $ 9,217                      $ 9,294
               $ 9,140                      $ 9,197
               $ 8,973                      $ 9,080
               $ 8,916                      $ 8,912
               $ 8,827                      $ 8,836
               $ 8,945                      $ 8,943
               $ 8,827                      $ 8,950
               $ 8,705                      $ 8,795
               $ 8,583                      $ 8,695
               $ 8,737                      $ 8,748
               $ 8,847                      $ 8,951
               $ 8,798                      $ 8,860
               $ 8,705                      $ 8,787
               $ 8,449                      $ 8,522
               $ 8,689                      $ 8,746
               $ 8,554                      $ 8,685
               $ 8,502                      $ 8,554
               $ 8,579                      $ 8,558
               $ 8,782                      $ 8,912
               $ 8,807                      $ 8,976
               $ 8,859                      $ 9,034
               $ 8,807                      $ 9,014
               $ 8,923                      $ 8,984
               $ 9,067                      $ 9,067
               $ 9,169                      $ 9,241
               $ 9,173                      $ 9,272
               $ 9,239                      $ 9,346
               $ 9,276                      $ 9,408
               $ 9,178                      $ 9,301
               $ 9,136                      $ 9,254
               $ 9,132                      $ 9,236
               $ 9,058                      $ 9,202
               $ 9,013                      $ 9,095
               $ 9,046                      $ 9,122
               $ 9,235                      $ 9,340
               $ 9,223                      $ 9,303
               $ 9,313                      $ 9,349
               $ 9,359                      $ 9,456
               $ 9,301                      $ 9,418
               $ 9,326                      $ 9,433
               $ 9,239                      $ 9,339
               $ 9,305                      $ 9,450
               $ 9,346                      $ 9,513
               $ 9,252                      $ 9,464
               $ 9,309                      $ 9,472
               $ 9,289                      $ 9,415
               $ 9,424                      $ 9,560
               $ 9,457                      $ 9,588
               $ 9,482                      $ 9,600
               $ 9,416                      $ 9,583
               $ 9,445                      $ 9,595
               $ 9,387                      $ 9,482
               $ 9,474                      $ 9,540
               $ 9,461                      $ 9,536
               $ 9,478                      $ 9,565
               $ 9,556                      $ 9,640
               $ 9,671                      $ 9,746
               $ 9,712                      $ 9,813
               $ 9,593                      $ 9,728
               $ 9,568                      $ 9,697
               $ 9,560                      $ 9,696
               $ 9,470                      $ 9,536
               $ 9,424                      $ 9,514
               $ 9,474                      $ 9,491
               $ 9,453                      $ 9,510
5/31/08        $ 9,498                      $ 9,564

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI EAFE Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. It is not possible to invest directly in the MSCI EAFE Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

Index data source: Bloomberg

28 | Annual Report | May 31, 2008

Claymore Exchange-Traded Fund Trust 2 |
Fund Summary & Performance (unaudited) continued

Historical Premium/Discount Data

The lines in each table show the number of trading days and percentage of total trading days in which the Fund traded within the premium/discount range indicated since inception.

TAO | Claymore/AlphaShares China Real Estate ETF******

                                                         Number       Percentage
Premium/Discount Range                                  of Days    of Total Days
--------------------------------------------------------------------------------
Greater than 2.0%                                            25           22.12%
Between 1.5% and 2.0%                                         8            7.08%
Between 1.0% and 1.5%                                        11            9.73%
Between 0.5% and 1.0%                                        16           14.16%
Between -0.5% and 0.5%                                       20           17.70%
Between -0.5% and -1.0%                                       7            6.20%
Between -1.0% and -1.5%                                      10            8.85%
Between -1.5% and -2.0%                                       5            4.43%
Less than -2.0%                                              11            9.73%
--------------------------------------------------------------------------------

HAO | Claymore/AlphaShares China Small Cap Index ETF*******

                                                         Number       Percentage
Premium/Discount Range                                  of Days    of Total Days
--------------------------------------------------------------------------------
Greater than 2.0%                                            24           28.24%
Between 1.5% and 2.0%                                         8            9.41%
Between 1.0% and 1.5%                                        14           16.47%
Between 0.5% and 1.0%                                         6            7.06%
Between -0.5% and 0.5%                                       13           15.29%
Between -0.5% and -1.0%                                       6            7.06%
Between -1.0% and -1.5%                                       2            2.35%
Between -1.5% and -2.0%                                       4            4.71%
Less than -2.0%                                               8            9.41%
--------------------------------------------------------------------------------

EXB | Claymore/Clear Global Exchanges, Brokers & Asset Managers Index ETF*

                                                         Number       Percentage
Premium/Discount Range                                  of Days    of Total Days
--------------------------------------------------------------------------------
Greater than 2.0%                                             1            0.43%
Between 1.5% and 2.0%                                         1            0.43%
Between 1.0% and 1.5%                                        10            4.27%
Between 0.5% and 1.0%                                        50           21.37%
Between -0.5% and 0.5%                                      154           65.82%
Between -0.5% and -1.0%                                      14            5.98%
Between -1.0% and -1.5%                                       2            0.85%
Between -1.5% and -2.0%                                       2            0.85%
Less than -2.0%                                               0            0.00%
--------------------------------------------------------------------------------

CUT | Claymore/Clear Global Timber Index ETF*****

                                                         Number       Percentage
Premium/Discount Range                                  of Days    of Total Days
--------------------------------------------------------------------------------
Greater than 2.0%                                             8            5.75%
Between 1.5% and 2.0%                                        16           11.51%
Between 1.0% and 1.5%                                        38           27.34%
Between 0.5% and 1.0%                                        36           25.90%
Between -0.5% and 0.5%                                       40           28.78%
Between -0.5% and -1.0%                                       0            0.00%
Between -1.0% and -1.5%                                       1            0.72%
Between -1.5% and -2.0%                                       0            0.00%
Less than -2.0%                                               0            0.00%
--------------------------------------------------------------------------------

ROB | Claymore/Robb Report Global Luxury Index ETF****

                                                         Number       Percentage
Premium/Discount Range                                  of Days    of Total Days
--------------------------------------------------------------------------------
Greater than 2.0%                                             7            3.30%
Between 1.5% and 2.0%                                         8            3.77%
Between 1.0% and 1.5%                                        20            9.43%
Between 0.5% and 1.0%                                        58           27.37%
Between -0.5% and 0.5%                                       98           46.23%
Between -0.5% and -1.0%                                      14            6.60%
Between -1.0% and -1.5%                                       5            2.36%
Between -1.5% and -2.0%                                       0            0.00%
Less than -2.0%                                               2            0.94%
--------------------------------------------------------------------------------

ENY | Claymore/SWM Canadian Energy Income Index ETF**

                                                         Number       Percentage
Premium/Discount Range                                  of Days    of Total Days
--------------------------------------------------------------------------------
Greater than 2.0%                                             3            1.31%
Between 1.5% and 2.0%                                         1            0.43%
Between 1.0% and 1.5%                                         3            1.31%
Between 0.5% and 1.0%                                        28           12.17%
Between -0.5% and 0.5%                                      168           73.04%
Between -0.5% and -1.0%                                      21            9.13%
Between -1.0% and -1.5%                                       4            1.74%
Between -1.5% and -2.0%                                       2            0.87%
Less than -2.0%                                               0            0.00%
--------------------------------------------------------------------------------

                                               Annual Report | May 31, 2008 | 29

Claymore Exchange-Traded Fund Trust 2 |
Fund Summary & Performance (unaudited) continued

Historical Premium/Discount Data (continued)

CRO | Claymore/Zacks Country Rotation ETF***

                                                         Number       Percentage
Premium/Discount Range                                  of Days    of Total Days
--------------------------------------------------------------------------------
Greater than 2.0%                                             9            4.01%
Between 1.5% and 2.0%                                        12            5.33%
Between 1.0% and 1.5%                                        32           14.22%
Between 0.5% and 1.0%                                        41           18.22%
Between -0.5% and 0.5%                                       89           39.56%
Between -0.5% and -1.0%                                      30           13.33%
Between -1.0% and -1.5%                                       8            3.56%
Between -1.5% and -2.0%                                       3            1.33%
Less than -2.0%                                               1            0.44%
--------------------------------------------------------------------------------

HGI | Claymore/Zacks International Yield Hog Index ETF***

                                                         Number       Percentage
Premium/Discount Range                                  of Days    of Total Days
--------------------------------------------------------------------------------
Greater than 2.0%                                            20            8.89%
Between 1.5% and 2.0%                                        13            5.78%
Between 1.0% and 1.5%                                        20            8.89%
Between 0.5% and 1.0%                                        37           16.44%
Between -0.5% and 0.5%                                       51           22.67%
Between -0.5% and -1.0%                                      21            9.33%
Between -1.0% and -1.5%                                      24           10.67%
Between -1.5% and -2.0%                                      14            6.22%
Less than -2.0%                                              25           11.11%
--------------------------------------------------------------------------------

*       Commenced operations June 27,2007.

**      Commenced operations July 3,2007.

***     Commenced operations July 11,2007.

****    Commenced operations July 30,2007.

*****   Commenced operations November 9,2007

******  Commenced operations December 18,2007.

******* Commenced operations January 30,2008.

30 | Annual Report | May 31, 2008

Claymore Exchange-Traded Fund Trust 2

Overview of Fund Expenses | As of May 31, 2008

As a shareholder of Claymore/AlphaShares China Real Estate ETF; Claymore/AlphaShares China Small Cap Index ETF; Claymore/Clear Global Exchanges, Brokers & Asset Managers Index ETF; Claymore/Clear Global Timber Index ETF; Claymore/Robb Report Global Luxury Index ETF; Claymore/SWM Canadian Energy Income Index ETF; Claymore/Zacks Country Rotation ETF; and Claymore/Zacks International Yield Hog Index ETF, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period ended 5/31/08.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            Annualized Expense             Expenses
                                                                Beginning          Ending        Ratio for the          Paid During
                                                            Account Value   Account Value     Six months Ended            Period(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                  12/1/07         5/31/08              5/31/08   12/01/07 - 5/31/08
------------------------------------------------------------------------------------------------------------------------------------
Claymore/Clear Global Exchanges, Brokers &
Asset Managers Index ETF(4)
   Actual                                                   $    1,000.00     $    808.77                0.81%            $    3.66
   Hypothetical (5% annual return before expenses)               1,000.00        1,020.95                0.81%                 4.09

Claymore/Clear Global Timber Index ETF(4)
   Actual                                                        1,000.00          901.25                0.95%                 4.52
   Hypothetical (5% annual return before expenses)               1,000.00        1,020.25                0.95%                 4.80

Claymore/Robb Report Global Luxury Index ETF(4)
   Actual                                                        1,000.00          899.57                1.17%                 5.56
   Hypothetical (5% annual return before expenses)               1,000.00        1,019.15                1.17%                 5.91

Claymore/SWM Canadian Energy Income Index ETF(4)
   Actual                                                        1,000.00        1,309.81                0.83%                 4.79
   Hypothetical (5% annual return before expenses)               1,000.00        1,020.85                0.83%                 4.19

Claymore/Zacks Country Rotation ETF(4)
   Actual                                                        1,000.00          942.81                1.14%                 5.54
   Hypothetical (5% annual return before expenses)               1,000.00        1,019.30                1.14%                 5.76

Claymore/Zacks International Yield Hog Index ETF(4)
   Actual                                                        1,000.00          993.61                1.11%                 5.53
   Hypothetical (5% annual return before expenses)               1,000.00        1,019.45                1.11%                 5.60
------------------------------------------------------------------------------------------------------------------------------------

                                               Annual Report | May 31, 2008 | 31

Claymore Exchange-Traded Fund Trust 2 | Overview of Fund Expenses continued

                                                                                            Annualized Expense             Expenses
                                                                Beginning          Ending        Ratio for the          Paid During
                                                            Account Value   Account Value         Period Ended            Period(2)
------------------------------------------------------------------------------------------------------------------------------------
                                                                 12/18/07         5/31/08              5/31/08   12/18/07 - 5/31/08
------------------------------------------------------------------------------------------------------------------------------------
Claymore/AlphaShares China Real Estate ETF(4)
   Actual                                                   $    1,000.00   $      880.00                0.95%            $    4.05
   Hypothetical(5% annual return before expenses)(5)             1,000.00        1,020.25                0.95%                 4.80
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            Annualized Expense             Expenses
                                                                Beginning          Ending        Ratio for the          Paid During
                                                            Account Value   Account Value         Period Ended            Period(3)
------------------------------------------------------------------------------------------------------------------------------------
                                                                  1/30/08         5/31/08              5/31/08    1/30/08 - 5/31/08
------------------------------------------------------------------------------------------------------------------------------------
Claymore/AlphaShares China Small Cap Index ETF(4)
   Actual                                                   $    1,000.00   $      987.68                1.00%           $     3.34
   Hypothetical(5% annual return before expenses)(5)             1,000.00        1,020.00                1.00%                 5.05
------------------------------------------------------------------------------------------------------------------------------------

(1) Actual and hypothetical expenses are calculated using the annualized expense ratio. This represents the ongoing expenses of the Fund as a percentage of net assets for the six-months ended May 31,2008. Expenses are calculated by multiplying the Fund's annualized expense ratio by the average account value over the period; then multiplying the result by 183/366.

(2) Actual expenses are calculated using the annualized expense ratio. This represents the ongoing expenses of the Fund as a percentage of net assets for the period December 18,2007 (commencement of investment operations) to May 31,2008. Expenses are calculated by multiplying the Fund's annualized expense ratio by the average account value over the period; then multiplying the result by 166/366.

(3) Actual expenses are calculated using the annualized expense ratio. This represents the ongoing expenses of the Fund as a percentage of net assets for the period January 30, 2008 (commencement of investment operations) to May 31,2008. Expenses are calculated by multiplying the Fund's annualized expense ratio by the average account value over the period; then multiplying the result by 123/366.

(4) The expense ratios reflect an expense waiver. Please see the Notes to Financial Statements for more information.

(5) Hypothetical expenses reflect ongoing expenses for a full six month period as opposed to the shorter since inception period.

Assumes all dividends and distributions were reinvested.

32 | Annual Report | May 31, 2008

Claymore Exchange-Traded Fund Trust 2

Portfolio of Investments | May 31, 2008

TAO | Claymore/AlphaShares China Real Estate ETF

     Number
  of Shares   Description                                                                 Value
------------------------------------------------------------------------------------------------
              Long-Term Investments - 99.4%

              Common Stocks - 99.4%

              China - 98.6%
    428,000   Agile Property Holdings Ltd.                                        $     559,427
    250,000   Beijing Capital Land Ltd.- Class H                                         85,857
    192,000   Beijing North Star Co.- Class H                                            74,795
    351,000   Champion Real Estate Investment Trust - REIT (a)                          161,923
     95,000   Cheung Kong Holdings Ltd.                                               1,459,628
    856,000   China Overseas Land & Investment Ltd.                                   1,553,232
    448,000   China Resources Land Ltd.                                                 758,943
    329,000   Chinese Estates Holdings Ltd.                                             554,819
    754,000   Country Garden Holdings Co. (a)                                           581,657
      7,265   E-House China Holdings Ltd.- ADR (c)                                      108,975
    301,000   Far East Consortium                                                       101,829
    444,000   Franshion Properties China Ltd.                                           194,585
     91,000   Great Eagle Holdings Ltd.                                                 285,698
    177,000   Greentown China Holdings Ltd.                                             200,051
  1,000,000   Guangzhou Investment Co. Ltd.                                             197,342
     87,600   Guangzhou R&F Properties Co.Ltd.- Class H (a)                             211,712
    231,000   Hang Lung Group Ltd.                                                    1,189,974
    395,000   Hang Lung Properties Ltd.                                               1,503,325
    208,000   Henderson Land Development Co.Ltd.                                      1,445,981
    237,600   HKR International Ltd.                                                    151,018
    334,000   Hongkong Land Holdings Ltd.                                             1,586,500
    122,000   Hopson Development Holdings Ltd.                                          260,143
    167,000   Hysan Development Co.Ltd.                                                 476,152
    272,000   K Wah International Holdings Ltd.                                         128,965
    177,000   Kerry Properties Ltd.                                                   1,210,061
    126,000   Kowloon Development Co.Ltd.                                               287,079
    268,500   KWG Property Holding Ltd.                                                 255,986
    586,500   Link (The) - REIT                                                       1,470,064
    162,000   Midland Holdings Ltd.                                                     154,865
     88,000   Miramar Hotel & Investment                                                128,329
    214,000   Neo-China Land Group Holdings Ltd. (b)                                    132,096
    306,000   New World China Land Ltd.                                                 208,609
    493,000   New World Development Ltd.                                              1,238,233
    288,000   Shanghai Forte Land Co.- Class H                                           97,800
    442,000   Shenzhen Investment Ltd.                                                  182,380
    379,000   Shimao Property Holdings Ltd.                                             631,367
    530,000   Shui On Land Ltd.                                                         495,790
    298,000   Shun Tak Holdings Ltd.                                                    348,266
    490,000   Sino Land Co.                                                           1,248,280
    488,500   Sino-Ocean Land Holdings Ltd.                                             435,060
     86,000   Sun Hung Kai Properties Ltd.                                            1,381,960

     Number
  of Shares   Description                                                                 Value
------------------------------------------------------------------------------------------------
    128,500   Swire Pacific Ltd.- Class A                                         $   1,466,346
    265,000   Swire Pacific Ltd.- Class B                                               606,494
    218,000   Tian An China Investment                                                  162,026
    890,000   United Energy Group Ltd. (c)                                              125,453
    319,000   Wharf Holdings Ltd.                                                     1,594,244
    227,000   Wheelock & Co. Ltd.                                                       714,129
    145,000   Wheelock Properties Ltd.                                                  146,789
------------------------------------------------------------------------------------------------
                                                                                     28,554,237
------------------------------------------------------------------------------------------------
              Singapore - 0.8%
    139,000   Yanlord Land Group Ltd. (a)                                               220,158
------------------------------------------------------------------------------------------------
              Total Long-Term Investments - 99.4%
              (Cost $34,832,407)                                                     28,774,395
------------------------------------------------------------------------------------------------
              Short-Term Investments - 3.0%

              Investments of Cash Collateral For Securities Loaned - 3.0%

              Money Market Funds - 3.0% (d)
    881,050   UBS Private Money Market Fund LLC,2.48% (e)
              (Cost $881,050)                                                           881,050
------------------------------------------------------------------------------------------------
              Total Investments - 102.4%
              (Cost $35,713,457)                                                     29,655,445

              Liabilities in excess of Other Assets - (2.4%)                           (706,410)
------------------------------------------------------------------------------------------------
              Net Assets - 100.0%                                                 $  28,949,035
================================================================================================

ADR - American Depositary Receipt
Ltd.- Limited
REIT - Real Estate Investment Trust

(a)   Security, or portion thereof, was on loan at May 31, 2008.

(b) Security is valued in accordance with Fair Valuation procedures established in good faith by the Board of Trustees. The total market value of such securities is $132,096 which represents 0.5% of net assets.

(c)   Non-income producing security.

(d) At May 31, 2008, the total market value of the Fund's securities on loan was $743,698 and the total market value of the collateral by the Fund was $881,050.

(e)   Interest rate shown reflects yield as of May 31, 2008.

See notes to financial statements.

                                               Annual Report | May 31, 2008 | 33

Claymore Exchange-Traded Fund Trust 2 | Portfolio of Investments continued

HAO | Claymore/AlphaShares China Small Cap Index ETF

     Number
  of Shares   Description                                                                 Value
------------------------------------------------------------------------------------------------
              Common Stocks - 99.1%

              Consumer Discretionary - 11.1%
    216,000   AviChina Industry & Technology Co.                                  $      33,492
    390,000   Brilliance China Automotive Holdings Ltd. (a)                              60,471
    241,000   China Hongxing Sports Ltd.                                                104,264
     70,000   China Sky Chemical Fibre Co. Ltd.                                          52,869
    104,000   FibreChem Technologies Ltd.                                                53,763
     44,000   FU JI Food and Catering Services Holdings Ltd.                             55,369
     89,000   Golden Eagle Retail Group Ltd. (b)                                         91,239
     27,000   Great Wall Motor Co. Ltd.                                                  27,091
      3,382   Home Inns & Hotels Management, Inc., ADR (a)                               83,096
    110,000   Intime Department Store Group Co. Ltd.                                     79,924
     72,000   Minth Group Ltd.                                                           63,201
     65,500   Ports Design Ltd.                                                         201,443
    141,000   Samson Holding Ltd.                                                        23,489
    558,000   Shanghai Jin Jiang International Hotels Group Co. Ltd.                    164,460
     29,000   Sichuan Xinhua Winshare Chainstore Co. Ltd.                                11,334
    638,000   TCL Multimedia Technology Holdings Ltd. (a) (c)                            29,841
     72,500   Weiqiao Textile Co.                                                        76,739
        151   Xinhua Finance Ltd. (a)                                                    11,443
      6,021   Xinhua Finance Media Ltd., ADR (a)                                         17,822
     96,000   Xinyu Hengdeli Holdings Ltd.                                               44,287
------------------------------------------------------------------------------------------------
                                                                                      1,285,637
------------------------------------------------------------------------------------------------
              Consumer Staples - 15.7%
     10,615   American Oriental Bioengineering, Inc. (a)                                126,319
     70,000   Celestial Nutrifoods Ltd.                                                  45,683
    330,000   Chaoda Modern Agriculture                                                 464,318
    267,000   China Agri-Industries Holdings Ltd. (a)                                   191,259
     30,000   China Fishery Group Ltd.                                                   40,477
    126,000   China Foods Ltd.                                                           60,871
     84,000   China Green Holdings Ltd.                                                 110,870
     89,000   China Huiyuan Juice Group Ltd.                                             68,201
     66,000   China Milk Products Group Ltd.                                             35,087
    131,000   China Yurun Food Group Ltd.                                               207,150
    240,000   Global Bio-Chem Technology Group Co. Ltd.                                 102,413
     12,000   Lianhua Supermarket Holdings Co. Ltd.                                      16,577
    105,000   People's Food Holdings Ltd.                                                87,773
    182,000   Pine Agritech Ltd.                                                         34,698
    133,000   Synear Food Holdings Ltd.                                                  48,763
     56,000   Tsingtao Brewery Co. Ltd.                                                 142,230
     37,000   Wumart Stores, Inc.                                                        31,720
------------------------------------------------------------------------------------------------
                                                                                      1,814,409
------------------------------------------------------------------------------------------------

     Number
  of Shares   Description                                                                 Value
------------------------------------------------------------------------------------------------
              Energy - 2.0%
    420,000   Cnpc Hong Kong Ltd.                                                 $     220,665
     80,000   Shandong Molong Petroleum Machinery Co. Ltd.                                9,329
------------------------------------------------------------------------------------------------
                                                                                        229,994
------------------------------------------------------------------------------------------------
              Financials - 11.0%
    160,000   Beijing Capital Land Ltd.                                                  54,948
    124,000   Beijing North Star Co.                                                     48,305
     79,000   China Properties Group Ltd.                                                35,027
      4,686   E-House China Holdings Ltd., ADR (a)                                       70,290
    168,000   First Shanghai Investments Ltd.                                            35,091
    286,000   Franshion Properties China Ltd. (a)                                       125,341
    114,000   Greentown China Holdings Ltd.                                             128,847
    640,000   Guangzhou Investment Co. Ltd.                                             126,299
    172,500   KWG Property Holding Ltd.                                                 164,460
    158,000   Ming An Holdings Co. Ltd.                                                  35,027
    184,000   Shanghai Forte Land Co.                                                    62,483
    286,000   Shenzhen Investment Ltd.                                                  118,011
    222,000   Silver Grant International                                                 40,112
    572,000   United Energy Group Ltd. (a)                                               80,628
     90,000   Yanlord Land Group Ltd. (Singapore)                                       142,548
------------------------------------------------------------------------------------------------
                                                                                      1,267,417
------------------------------------------------------------------------------------------------
              Health Care - 5.3%
      3,095   China Medical Technologies, Inc., ADR                                     122,036
    132,000   China Pharmaceutical Group Ltd.                                            58,357
     30,000   Guangzhou Pharmaceutical Co. Ltd.                                          26,910
      2,377   Mindray Medical International Ltd., ADR                                    99,596
     24,000   Shandong Weigao Group Medical Polymer Co. Ltd.                             39,366
      5,330   Simcere Pharmaceutical Group., ADR (a)                                     82,082
      8,901   WuXi PharmaTech Cayman, Inc., ADR (a)                                     182,026
------------------------------------------------------------------------------------------------
                                                                                        610,373
------------------------------------------------------------------------------------------------
              Industrials - 23.0%
     86,000   Anhui Expressway Co.                                                       63,918
     22,000   Baoye Group Co. Ltd.                                                       13,955
     78,500   Beijing Enterprises Holdings Ltd.                                         289,709
    101,000   Bio-Treat Technology Ltd.                                                  22,959
    100,000   Byd Co. Ltd.                                                              158,130
    244,000   China Eastern Airlines Corp. Ltd. (a)                                     109,123
    101,000   China Infrastructure Machinery Holdings Ltd.                              117,777
    590,000   China Shipping Container Lines Co. Ltd.                                   292,592
    206,000   China Southern Airlines Co. Ltd. (a)                                      133,836
     34,000   China State Construction International Holdings Ltd.                       48,013
    362,000   Citic Resources Holdings Ltd. (a)                                         205,500

See notes to financial statements.

34 | Annual Report | May 31, 2008

Claymore Exchange-Traded Fund Trust 2 | Portfolio of Investments continued

     Number
  of Shares   Description                                                                 Value
------------------------------------------------------------------------------------------------
              Industrials (continued)
     68,000   Dalian Port PDA Co. Ltd.                                            $      44,005
     32,000   Dongfang Electric Corp. Ltd.                                              110,717
     70,000   Enric Energy Equipment Holdings Ltd. (a)                                   57,588
    252,000   Guangshen Railway Co. Ltd.                                                126,586
     30,000   Guangzhou Shipyard International Co. Ltd.                                 101,683
     96,000   GZI Transportation Ltd.                                                    47,854
    216,000   Jiangsu Expressway Co. Ltd.                                               164,414
     62,000   Shanghai Prime Machinery Co. Ltd. (b)                                      16,208
    132,000   Shenzhen Expressway Co. Ltd.                                               77,978
  1,332,500   Shenzhen International Holdings                                           143,432
    156,000   Sichuan Expressway Co. Ltd.                                                51,376
     91,000   Sinotrans Ltd.                                                             24,372
     88,000   Tianjin Development Holdings                                               64,841
     23,000   Weichai Power Co. Ltd.                                                    115,093
     56,000   Xiamen International Port Co. Ltd.                                         17,366
     33,000   Zhuzhou CSR Times Electric Co. Ltd.                                        32,857
------------------------------------------------------------------------------------------------
                                                                                      2,651,882
------------------------------------------------------------------------------------------------
              Information Technology - 13.7%
    116,000   AAC Acoustic Technologies Holdings, Inc. (a)                              105,094
     13,200   Actions Semiconductor Co. Ltd., ADR (a)                                    45,276
      4,507   AsiaInfo Holdings, Inc. (a)                                                61,971
      5,081   Cogo Group, Inc. (a)                                                       71,236
     93,000   Digital China Holdings Ltd.                                                67,333
     11,677   Netease.com, ADR (a)                                                      265,652
      3,460   Shanda Interactive Entertainment Ltd., ADR (a)                            112,346
      4,717   Sohu.com, Inc. (a)                                                        412,832
      2,396   The9 Ltd., ADR (a)                                                         62,032
    204,000   TPV Technology Ltd.                                                       125,479
     38,000   Travelsky Technology Ltd.                                                  30,191
     62,000   Wasion Meters Group Ltd.                                                   30,985
     39,360   ZTE Corp.                                                                 192,672
------------------------------------------------------------------------------------------------
                                                                                      1,583,099
------------------------------------------------------------------------------------------------
              Materials - 11.4%
    120,000   China BlueChemical Ltd.                                                    76,887
    176,000   China Nickel Resources Holding Co. Ltd.                                    54,354
    148,000   China Oriental Group Co. Ltd.                                             106,206
     92,000   Chongqing Iron & Steel Co. Ltd.                                            44,210
     92,000   FerroChina Ltd.                                                           102,541
    288,000   Hunan Non-Ferrous Metal Corp. Ltd. (b)                                     96,323
     18,000   Lingbao Gold Co. Ltd.                                                       8,580
    304,000   Maanshan Iron & Steel                                                     227,113
      4,895   ShengdaTech, Inc. (a)                                                      40,384
    384,000   Sinofert Holdings Ltd.                                                    295,244

     Number
  of Shares   Description                                                                Value
------------------------------------------------------------------------------------------------
    410,000   Sinopec Shanghai Petrochemical Co. Ltd.                             $     169,176
    246,000   Sinopec Yizheng Chemical Fibre Co. Ltd.                                    53,590
     22,500   Zhaojin Mining Industry Co. Ltd.                                           37,136
------------------------------------------------------------------------------------------------
                                                                                      1,311,744
------------------------------------------------------------------------------------------------
              Telecommunication Services - 2.1%
    258,000   China Communications Services Corp. Ltd.                                  237,049
------------------------------------------------------------------------------------------------
              Utilities - 3.8%
    283,000   China Power International Development Ltd.                                 95,739
     84,000   Epure International Ltd.                                                   34,801
    410,000   Guangdong Investment Ltd.                                                 190,717
    252,000   Huadian Power International Co.                                            82,669
     28,000   Sino-Environment Technology Group Ltd. (Singapore) (a)                     36,546
------------------------------------------------------------------------------------------------
                                                                                        440,472
------------------------------------------------------------------------------------------------
              Total Long-Term Investments - 99.1%
              (Cost $11,863,797)                                                     11,432,076
------------------------------------------------------------------------------------------------
              Short-Term Investments - 0.8%

              Investments of Cash Collateral for Securities Loaned - 0.8%

              Money Market Funds (d) - 0.8%
     96,150   UBS Private Money Market Fund LLC,2.48% (e)
              (Cost $96,150)                                                             96,150
------------------------------------------------------------------------------------------------
              Total Investments - 99.9%
              (Cost $11,959,947)                                                     11,528,226

              Other Assets in excess of Liabilities - 0.1%                               11,576
------------------------------------------------------------------------------------------------
              Net Assets - 100.0%                                                 $  11,539,802
================================================================================================

ADR - American Depositary Receipt

(a)   Non-income producing security.

(b)   Security, or portion thereof, was on loan at May 31, 2008.

(c) Security is valued in accordance with Fair Valuation procedures established in good faith by the Board of Trustees. The total market value of such securities is $29,841 which represents 0.3% of net assets.

(d) At May 31, 2008, the total market value of the Fund's securities on loan was $86,155 and the total market value of the collateral held by the Fund was $96,150.

(e)   Interest rate shown reflects yield as of May 31, 2008.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

                                               Annual Report | May 31, 2008 | 35

Claymore Exchange-Traded Fund Trust 2 | Portfolio of Investments continued

EXB | Claymore/Clear Global Exchanges, Brokers & Asset Managers Index ETF

     Number
  of Shares   Description                                                                 Value
------------------------------------------------------------------------------------------------
              Long-Term Investments - 99.9%

              Common Stocks - 99.0%

              Australia - 2.9%
      7,435   ASX Ltd.                                                            $     243,718
      4,875   Macquarie Group Ltd.                                                      253,322
------------------------------------------------------------------------------------------------
                                                                                        497,040
------------------------------------------------------------------------------------------------
              Bermuda - 0.0%
     12,000   Emperor Capital Group Ltd.                                                  1,199
     50,000   Rexcapital Financial Holdings Ltd. (a)                                      5,895
------------------------------------------------------------------------------------------------
                                                                                          7,094
------------------------------------------------------------------------------------------------
              Canada - 0.9%
        912   DundeeWealth, Inc.                                                         12,363
        813   GMP Capital Trust                                                          13,753
      2,871   TSX Group, Inc.                                                           129,985
------------------------------------------------------------------------------------------------
                                                                                        156,101
------------------------------------------------------------------------------------------------
              Cayman Islands - 0.0%
     42,000   Get Nice Holdings Ltd.                                                      3,122
------------------------------------------------------------------------------------------------
              Germany - 5.3%
        833   AWD Holding AG                                                             41,257
      6,042   Deutsche Boerse AG                                                        866,000
      1,586   MLP AG                                                                     28,394
------------------------------------------------------------------------------------------------
                                                                                        935,651
------------------------------------------------------------------------------------------------
              Hong Kong - 4.0%
     26,000   Allied Properties HK Ltd.                                                   5,131
     39,500   Hong Kong Exchanges and Clearing Ltd.                                     678,268
      5,000   Shenyin Wanguo HK Ltd.                                                      3,998
------------------------------------------------------------------------------------------------
                                                                                        687,397
------------------------------------------------------------------------------------------------
              Italy - 1.0%
      3,491   Azimut Holding SpA                                                         35,616
      7,525   Mediobanca SpA                                                            139,746
------------------------------------------------------------------------------------------------
                                                                                        175,362
------------------------------------------------------------------------------------------------
              Japan - 6.7%
         13   Asset Managers Co. Ltd.                                                     6,404
     25,000   Daiwa Securities Group, Inc.                                              250,083
         10   kabu.com Securities Co. Ltd.                                               14,209
      1,000   Marusan Securities Co. Ltd.                                                 7,768
      2,100   Matsui Securities Co. Ltd.                                                 14,979
      7,000   Mizuho Investors Securities Co. Ltd.                                        9,416
         21   Monex Beans Holdings, Inc.                                                 15,735
     34,900   Nomura Holdings, Inc.                                                     592,108
         11   Osaka Securities Exchange Co. Ltd.                                         61,583
         26   SBI E*trade Securities Co. Ltd.                                            26,353

     Number
  of Shares   Description                                                                 Value
------------------------------------------------------------------------------------------------
        336   SBI Holdings, Inc.                                                  $      98,828
     11,000   Shinko Securities Co. Ltd.                                                 39,492
      4,000   Tokai Tokyo Securities Co. Ltd.                                            17,809
------------------------------------------------------------------------------------------------
                                                                                      1,154,767
------------------------------------------------------------------------------------------------
              Netherlands - 0.1%
      1,361   BinckBank NV                                                               18,824
------------------------------------------------------------------------------------------------
              New Zealand - 0.0%
        615   New Zealand Exchange Ltd.                                                   4,045
------------------------------------------------------------------------------------------------
              Singapore - 1.2%
     36,000   Singapore Exchange Ltd.                                                   212,238
------------------------------------------------------------------------------------------------
              Spain - 0.9%
      3,204   Bolsas y Mercados Espanoles                                               148,728
------------------------------------------------------------------------------------------------
              Sweden - 0.1%
      1,400   D Carnegie AB                                                              20,050
------------------------------------------------------------------------------------------------
              Switzerland - 3.7%
      1,848   EFG International                                                          69,073
      6,963   Julius Baer Holding AG                                                    568,503
------------------------------------------------------------------------------------------------
                                                                                        637,576
------------------------------------------------------------------------------------------------
              Thailand - 0.1%
     13,400   Kim Eng Securities Thailand PCL                                             9,361
------------------------------------------------------------------------------------------------
              United Kingdom - 7.9%
     22,577   Aberdeen Asset Management PLC                                              61,906
      1,479   Climate Exchange PLC (a)                                                   59,391
      3,408   Evolution Group PLC                                                         6,954
      5,644   F&C Asset Management PLC                                                   18,125
     22,299   Henderson Group PLC                                                        56,296
      9,066   ICAP PLC                                                                  110,364
      2,671   Intermediate Capital Group PLC                                             84,191
      9,453   London Stock Exchange Group PLC                                           191,854
     53,490   Man Group PLC                                                             656,440
      9,292   RAB Capital PLC                                                             8,814
      3,833   Schroders PLC                                                              79,535
      3,759   Tullett Prebon PLC                                                         34,413
------------------------------------------------------------------------------------------------
                                                                                      1,368,283
------------------------------------------------------------------------------------------------
              United States - 64.2%
      1,134   Affiliated Managers Group, Inc. (a)                                       116,235
      6,085   American Capital Strategies Ltd. (b)                                      194,720
      7,078   Ameriprise Financial, Inc.                                                334,506
     22,722   Bank of New York Mellon Corp. (The)                                     1,011,811
        621   BlackRock, Inc.                                                           139,719
     16,678   Charles Schwab Corp. (The)                                                369,918
      1,548   CME Group, Inc.                                                           666,104
      8,263   E*Trade Financial Corp. (a)                                                33,878

See notes to financial statements.

36 | Annual Report | May 31, 2008

Claymore Exchange-Traded Fund Trust 2 | Portfolio of Investments continued

EXB | Claymore/Clear Global Exchanges, Brokers & Asset Managers Index ETF (continued)

     Number
  of Shares   Description                                                                 Value
------------------------------------------------------------------------------------------------
              United States (continued)
      3,606   Eaton Vance Corp.                                                   $     153,435
        168   Evercore Partners, Inc.                                                     2,446
        417   FCStone Group, Inc. (a)                                                    16,317
      2,684   Federated Investors, Inc.                                                  98,798
        633   Fortress Investment Group LLC (b)                                           9,071
      4,904   Franklin Resources, Inc.                                                  496,383
      1,152   GFI Group, Inc.                                                            13,640
      5,195   GLG Partners, Inc.                                                         43,170
      5,368   Goldman Sachs Group, Inc. (The)                                           946,969
        320   Greenhill & Co., Inc.                                                      19,280
      3,053   IntercontinentalExchange, Inc. (a)                                        421,925
        771   Investment Technology Group, Inc. (a)                                      32,459
      4,585   Janus Capital Group, Inc.                                                 132,965
      2,398   Jefferies Group, Inc.                                                      43,164
        523   KBW, Inc. (a)                                                              12,876
      1,672   Knight Capital Group, Inc. (a)                                             29,778
        924   LaBranche & Co., Inc. (a)                                                   6,191
      4,204   Legg Mason, Inc.                                                          226,217
      9,424   Lehman Brothers Holdings, Inc.                                            346,897
     17,257   Merrill Lynch & Co., Inc.                                                 757,928
     19,620   Morgan Stanley                                                            867,793
      8,688   Nasdaq OMX Group (The) (a)                                                304,341
      5,986   Northern Trust Corp.                                                      454,936
      4,091   Nymex Holdings, Inc.                                                      371,545
     11,535   NYSE Euronext                                                             737,317
        793   optionsXpress Holdings, Inc.                                               18,112
        277   Piper Jaffray Cos. (a)                                                     10,526
      1,697   Raymond James Financial, Inc.                                              50,486
      3,922   SEI Investments Co.                                                        94,599
     12,084   State Street Corp.                                                        870,290
        273   Stifel Financial Corp. (a)                                                 15,586
        383   SWS Group, Inc.                                                             7,078
      8,226   T Rowe Price Group, Inc.                                                  476,450
      3,994   TD Ameritrade Holding Corp. (a)                                            72,331
        467   Thomas Weisel Partners Group, Inc. (a)                                      3,185
        490   TradeStation Group, Inc. (a)                                                5,160
      2,676   Waddell & Reed Financial, Inc.- Class A                                    94,623
------------------------------------------------------------------------------------------------
                                                                                     11,131,158
------------------------------------------------------------------------------------------------
              Total Common Stocks - 99.0%
              (Cost $21,537,419)                                                     17,166,797
------------------------------------------------------------------------------------------------

    Number
 of Shares    Description                                                                 Value
------------------------------------------------------------------------------------------------
              Master Limited Partnerships - 0.9%

              United States - 0.9%
      1104    AllianceBernstein Holding L.P.                                      $      70,998
      4739    Blackstone Group L.P. (The) (b)                                            92,268
------------------------------------------------------------------------------------------------
              Total Master Limited Partnerships
              (Cost $200,197)                                                           163,266
------------------------------------------------------------------------------------------------
              Total Long-Term Investments - 99.9%
              (Cost $21,737,616)                                                     17,330,063
------------------------------------------------------------------------------------------------
              Short-Term Investments - 1.3%

              Investments of Cash Collateral for Securities Loaned

              Money Market Funds (c) - 1.3%
   226,000    UBS Private Money Market Fund LLC,2.48% (d)
              (Cost $226,000)                                                           226,000
------------------------------------------------------------------------------------------------
              Total Investments - 101.2%
              (Cost $21,963,616)                                                     17,556,063

              Liabilities in excess of Other Assets - (1.2%)                           (211,312)
------------------------------------------------------------------------------------------------
              Net Assets - 100.0%                                                 $  17,344,751
================================================================================================

AB - Publicly Traded Company
AG - Corporation
L.P.- Limited Partnership
NV - Publicly Traded Company
PCL - Public Company Limited
PLC - Public Limited Company
SpA - Joint Stock Company

(a)   Non-income producing security.

(b)   Security, or portion thereof, was on loan at May 31, 2008.

(c) At May 31, 2008, the total market value of the Fund's securities on loan was $218,395 and the total market value of the collateral held by the Fund was $226,000.

(d)   Interest rate shown reflects yield as of May 31, 2008.

See notes to financial statements.

                                               Annual Report | May 31, 2008 | 37

Claymore Exchange-Traded Fund Trust 2 | Portfolio of Investments continued

CUT | Claymore/Clear Global Timber Index ETF

     Number
  of Shares   Description                                                                 Value
------------------------------------------------------------------------------------------------
              Long-Term Investments - 99.8%

              Common Stocks - 86.7%

              Australia - 10.0%
  1,464,784   Great Southern Ltd.                                                 $   2,032,050
    825,152   Gunns Ltd.                                                              2,375,958
  1,392,522   Timbercorp Ltd.                                                         1,327,700
------------------------------------------------------------------------------------------------
                                                                                      5,735,708
------------------------------------------------------------------------------------------------
              Bermuda - 3.8%
 21,864,000   China Grand Forestry Resources Group Ltd. (a)                           2,157,346
------------------------------------------------------------------------------------------------
              Canada - 11.9%
    217,146   Canfor Corp. (a)                                                        1,809,368
    152,514   Sino-Forest Corp. (a)                                                   3,192,403
     52,312   West Fraser Timber Co., Ltd.                                            1,861,480
------------------------------------------------------------------------------------------------
                                                                                      6,863,251
------------------------------------------------------------------------------------------------
              Ireland - 3.7%
    206,156   Smurfit Kappa Group PLC                                                 2,098,467
------------------------------------------------------------------------------------------------
              Japan - 14.0%
    560,500   Hokuetsu Paper Mills Ltd. (b)                                           2,527,334
    535,000   OJI Paper Co., Ltd.                                                     2,594,799
    355,400   Sumitomo Forestry Co., Ltd.                                             2,902,049
------------------------------------------------------------------------------------------------
                                                                                      8,024,182
------------------------------------------------------------------------------------------------
              South Africa - 5.4%
    216,624   Sappi Ltd., ADR                                                         3,093,391
------------------------------------------------------------------------------------------------
              Spain - 4.4%
    273,458   Grupo Empresarial Ence SA                                               2,515,807
------------------------------------------------------------------------------------------------
              Sweden - 8.3%
     73,100   Holmen AB - Class B                                                     2,489,438
    139,800   Svenska Cellulosa AB - Class B                                          2,240,776
------------------------------------------------------------------------------------------------
                                                                                      4,730,214
------------------------------------------------------------------------------------------------
              United States - 25.2%
     17,886   Deltic Timber Corp.                                                       964,055
     88,890   International Paper Co.                                                 2,419,586
     89,345   MeadWestvaco Corp.                                                      2,298,847
     40,215   Plum Creek Timber Co., Inc.- REIT                                       1,876,030
     39,030   Potlatch Corp.- REIT                                                    1,886,710
     55,816   Rayonier, Inc.- REIT                                                    2,649,027
     37,410   Weyerhaeuser Co.                                                        2,331,765
------------------------------------------------------------------------------------------------
                                                                                     14,426,020
------------------------------------------------------------------------------------------------
              Total Common Stocks - 86.7%
              (Cost $51,187,334)                                                     49,644,386
------------------------------------------------------------------------------------------------

     Number
  of Shares   Description                                                                 Value
------------------------------------------------------------------------------------------------
              Preferred Stock - 10.3%

              Brazil - 10.3%
     34,436   Aracruz Celulose SA, ADR                                            $   3,124,723
     83,255   Votorantim Celulose e Papel SA, ADR                                     2,802,363
------------------------------------------------------------------------------------------------
              (Cost $5,071,567)                                                       5,927,086
------------------------------------------------------------------------------------------------
              Income Trust - 2.8%

              Canada - 2.8%
    131,533   TimberWest Forest Corp.
              (Cost $1,772,512)                                                       1,595,021
------------------------------------------------------------------------------------------------
              Long -Term Investments - 99.8%
              (Cost $58,031,413)                                                     57,166,493
------------------------------------------------------------------------------------------------
              Short Term Investments - 0.8%

              Investments of Cash Collateral for Securities Loaned - 0.8%

              Money Market Funds - 0.8% (c)
    475,000   UBS Private Money Market Fund LLC,2.48% (d)
              (Cost $475,000)                                                           475,000
------------------------------------------------------------------------------------------------
              Total Investments - 100.6%
              (Cost $58,506,413)                                                     57,641,493

              Liabilities in excess of Other Assets - (0.6%)                           (364,769)
------------------------------------------------------------------------------------------------
              Net Assets - 100.0%                                                 $  57,276,724
================================================================================================

AB - Corporation
ADR - American Depositary Receipt
Ltd.- Limited
PLC - Public Limited Company
REIT -Real Estate Investment Trust
SA - Corporation

(a)   Non-income producing security.

(b)   Security, or portion thereof, was on loan at May 31, 2008.

(c) At May 31, 2008, the total market value of the Fund's securities on loan was $451,613 and the total market value of the collateral held by the Fund was $475,000.

(d)   Interest rate shown reflects yield as of May 31, 2008.

See notes to financial statements.

38 | Annual Report | May 31, 2008

Claymore Exchange-Traded Fund Trust 2 | Portfolio of Investments continued

ROB | Claymore/Robb Report Global Luxury Index ETF

     Number
  of Shares   Description                                                                 Value
------------------------------------------------------------------------------------------------
              Long-Term Investments - 100.3%

              Common Stocks - 95.9%

              Bermuda - 5.8%
     35,000   Mandarin Oriental International, Ltd.                               $      73,150
      2,111   Orient-Express Hotels, Ltd.- Class A                                       99,301
    102,000   Shangri-La Asia, Ltd.                                                     343,760
------------------------------------------------------------------------------------------------
                                                                                        516,211
------------------------------------------------------------------------------------------------
              Brazil - 2.7%
      6,424   Empresa Brasileira de Aeronautica SA, ADR                                 241,028
------------------------------------------------------------------------------------------------
              Canada - 0.7%
      2,037   Harry Winston Diamond Corp.                                                60,657
------------------------------------------------------------------------------------------------
              Denmark - 0.3%
        450   Bang & Olufsen A/S                                                         24,798
------------------------------------------------------------------------------------------------
              France - 26.8%
      3,302   Christian Dior SA                                                         398,767
        354   Dassault Aviation SA                                                      308,086
      2,373   Hermes International                                                      391,751
      3,411   LVMH Moet Hennessy Louis Vuitton SA                                       398,678
      3,474   Pernod-Ricard SA                                                          394,110
      3,041   PPR                                                                       396,973
      1,617   Remy Cointreau SA                                                          95,440
------------------------------------------------------------------------------------------------
                                                                                      2,383,805
------------------------------------------------------------------------------------------------
              Germany - 9.0%
      7,035   Bayerische Motoren Werke AG                                               416,209
      5,058   Daimler AG                                                                384,530
------------------------------------------------------------------------------------------------
                                                                                        800,739
------------------------------------------------------------------------------------------------
              Italy - 7.0%
     10,477   Bulgari SpA                                                               120,892
     11,459   Ducati Motor Holding SpA (a)                                               30,149
     14,301   Luxottica Group SpA (b)                                                   398,707
      1,064   Tod's SpA                                                                  66,256
------------------------------------------------------------------------------------------------
                                                                                        616,004
------------------------------------------------------------------------------------------------
              Japan - 4.9%
     14,000   Shiseido Co., Ltd.                                                        342,822
     12,000   TOTO, Ltd.                                                                 92,076
------------------------------------------------------------------------------------------------
                                                                                        434,898
------------------------------------------------------------------------------------------------
              Singapore - 0.3%
     27,000   Banyan Tree Holdings, Ltd.                                                 28,708
------------------------------------------------------------------------------------------------
              Switzerland - 12.5%
      6,310   Compagnie Financiere Richemont SA                                         392,280
      5,038   Julius Baer Holding AG                                                    411,334
      1,105   Swatch Group AG                                                           308,575
------------------------------------------------------------------------------------------------
                                                                                      1,112,189
------------------------------------------------------------------------------------------------

     Number
  of Shares   Description                                                                 Value
------------------------------------------------------------------------------------------------
              United Kingdom - 1.7%
     15,094   Burberry Group PLC                                                  $     149,144
------------------------------------------------------------------------------------------------
              United States - 24.2%
     11,576   Coach Inc. (a)                                                            420,209
      7,711   Nordstrom, Inc.                                                           269,731
      5,222   Northern Trust Corp.                                                      396,872
      3,543   Polo Ralph Lauren Corp.                                                   247,478
      4,945   Saks, Inc. (a)                                                             68,340
      2,354   Sotheby's                                                                  63,134
      4,431   Tiffany & Co.                                                             217,252
      2,363   Wilmington Trust Corp.                                                     77,837
      3,911   Wynn Resorts Ltd.                                                         391,217
------------------------------------------------------------------------------------------------
                                                                                      2,152,070
------------------------------------------------------------------------------------------------
              Total Common Stocks - 95.9%
              (Cost $9,202,628)                                                       8,520,251
------------------------------------------------------------------------------------------------
              Preferred Stock - 4.4%

              Germany - 4.4%
      2,096   Porsche Automobil Holding SE
              (Cost $429,117)                                                           390,614
------------------------------------------------------------------------------------------------
              Total Long-Term Investments - 100.3%
              (Cost $9,631,745)                                                       8,910,865
------------------------------------------------------------------------------------------------
              Short Term Investments - 1.6%

              Investments of Cash Collateral for Securities Loaned - 1.6%

              Money Market Funds (c) - 1.6%
    141,120   UBS Private Money Market Fund LLC,2.48% (d)
              (Cost $141,120)                                                           141,120
------------------------------------------------------------------------------------------------
              Total Investments - 101.9%
              (Cost - $9,772,865)                                                     9,051,985

              Liabilities in Excess of Other Assets - (1.9)%                           (172,019)
------------------------------------------------------------------------------------------------
              Net Assets - 100.0%                                                 $   8,879,966
================================================================================================

ADR - American Depositary Receipt
AG - Corporation
PLC - Public Limited Company
SA - Corporation
SpA - Joint Stock Company

(a)   Non-income producing security.

(b)   Security, or portion thereof, was on loan at May 31, 2008.

(c) At May 31, 2008, the total market value of the Fund's securities on loan was $134,259 and the total market value of the collateral held by the Fund was $141,120.

(d)   Interest rate shown reflects yield as of May 31, 2008.

See notes to financial statements.

                                               Annual Report | May 31, 2008 | 39

Claymore Exchange-Traded Fund Trust 2 | Portfolio of Investments continued

ENY | Claymore/SWM Canadian Energy Income Index ETF

     Number
  of Shares   Description                                                                 Value
-----------------------------------------------------------------------------------------------
              Common Stocks - 59.9.%

              Canada - 59.9%
     16,527   Canadian Natural Resources Ltd.                                     $   1,617,274
    345,303   Connacher Oil and Gas Ltd. (a)                                          1,612,364
     16,738   EnCana Corp.                                                            1,507,717
     25,170   Husky Energy, Inc.                                                      1,262,933
     36,211   Imperial Oil Ltd.                                                       2,104,443
     27,376   Nexen, Inc.                                                             1,052,669
    375,621   Oilsands Quest, Inc. (a)                                                1,716,588
     82,850   OPTI Canada, Inc. (a)                                                   1,875,944
     33,056   Petrobank Energy & Resources Ltd. (a)                                   1,909,444
     15,808   Petro-Canada                                                              912,018
     43,907   Suncor Energy, Inc.                                                     2,996,210
    331,004   UTS Energy Corp. (a)                                                    1,865,374
-----------------------------------------------------------------------------------------------
              Total Common Stocks
              (Cost $16,712,915)                                                     20,432,978
-----------------------------------------------------------------------------------------------
              Income Trusts - 36.8%

              Canada - 36.8%
     40,712   Advantage Energy Income Fund                                              531,792
     26,841   ARC Energy Trust                                                          786,565
     20,086   Baytex Energy Trust                                                       585,176
     16,588   Bonavista Energy Trust                                                    545,867
     47,259   Canadian Oil Sands Trust                                                2,379,833
     18,268   Crescent Point Energy Trust                                               664,207
     35,262   Enerplus Resources Fund                                                 1,648,304
     29,181   Harvest Energy Trust                                                      718,586
     33,996   NAL Oil & Gas Trust                                                       505,647
     70,321   Penn West Energy Trust                                                  2,311,245
     19,664   Peyto Energy Trust                                                        383,702
     30,410   Progress Energy Trust                                                     440,680
     39,422   Provident Energy Trust                                                    453,054
     47,731   Trilogy Energy Trust                                                      578,805
-----------------------------------------------------------------------------------------------
              Total Income Trusts
              (Cost $10,681,760)                                                     12,533,463
-----------------------------------------------------------------------------------------------

     Number
  of Shares   Description                                                                 Value
-----------------------------------------------------------------------------------------------
              Master Limited Partnership - 1.8%

              Canada - 1.8%
     29,528   Pengrowth Energy Trust
              (Cost $563,765)                                                     $     604,407
-----------------------------------------------------------------------------------------------
              Royalty Trusts - 1.2%

              Canada - 1.2%
     20,040   Freehold Royalty Trust
              (Cost $300,437)                                                           419,676
-----------------------------------------------------------------------------------------------
              Total Investments - 99.7%
              (Cost $28,258,877)                                                     33,990,524

              Other Assets in excess of Liabilities - 0.3%                              111,945
-----------------------------------------------------------------------------------------------
              Net Assets - 100.0%                                                 $  34,102,469
===============================================================================================

(a)   Non-income producing security.

See notes to financial statements.

40 | Annual Report | May 31, 2008

Claymore Exchange-Traded Fund Trust 2 | Portfolio of Investments continued

CRO | Claymore/Zacks Country Rotation ETF

     Number
  of Shares   Description                                                                 Value
-----------------------------------------------------------------------------------------------
              Common Stocks - 97.3%

              Austria - 2.6%
      1,218   Erste Bank der Oesterreichischen Sparkassen AG                      $      92,881
      1,248   OMV AG                                                                    102,636
      2,431   Telekom Austria AG                                                         57,915
-----------------------------------------------------------------------------------------------
                                                                                        253,432
-----------------------------------------------------------------------------------------------
              Belgium - 4.5%
      1,036   Belgacom SA                                                                48,735
      1,974   Dexia SA                                                                   46,476
      3,955   Fortis                                                                     96,742
        423   Groupe Bruxelles Lambert SA                                                56,316
        812   InBev NV                                                                   62,590
        636   KBC Groep NV                                                               78,388
        363   Solvay SA                                                                  51,984
-----------------------------------------------------------------------------------------------
                                                                                        441,231
-----------------------------------------------------------------------------------------------
              France - 14.5%
        431   Accor SA                                                                   32,853
        369   Air Liquide                                                                54,179
      4,455   Alcatel-Lucent                                                             33,647
        162   Alstom SA                                                                  40,792
      1,725   AXA SA                                                                     60,880
        626   BNP Paribas                                                                64,538
        407   Bouygues                                                                   33,200
        691   Carrefour SA                                                               48,398
        543   Cie de Saint-Gobain                                                        43,745
        582   Cie Generale d'Optique Essilor International SA                            36,567
      1,035   Credit Agricole SA                                                         27,360
      1,857   France Telecom SA                                                          56,289
        607   Groupe Danone                                                              53,080
        229   Lafarge SA                                                                 41,371
        385   L'Oreal SA                                                                 46,800
        441   LVMH Moet Hennessy Louis Vuitton SA                                        51,544
        306   Compagnie Generale des Etablissements Michelin                             27,344
        328   Pernod-Ricard SA                                                           37,210
        469   Peugeot SA                                                                 29,154
        217   PPR                                                                        28,327
        368   Renault SA                                                                 37,745
        744   Sanofi-Aventis SA                                                          55,394
        260   Schneider Electric SA                                                      32,623
        490   Societe Generale                                                           50,867
      1,064   Suez SA                                                                    79,203
      1,091   Total SA                                                                   95,099
        160   Unibail-Rodamco - REIT                                                     41,596
        128   Vallourec                                                                  39,613

     Number
  of Shares   Description                                                                 Value
-----------------------------------------------------------------------------------------------
        579   Veolia Environnement                                                $      41,220
        674   Vinci SA                                                                   50,727
      1,161   Vivendi                                                                    48,742
-----------------------------------------------------------------------------------------------
                                                                                      1,420,107
-----------------------------------------------------------------------------------------------
              Italy - 5.8%
        797   Assicurazioni Generali SpA                                                 33,107
        963   Atlantia SpA                                                               34,570
      1,627   Banco Popolare SC                                                          32,592
      3,052   Enel SpA                                                                   34,268
      1,988   ENI SpA                                                                    80,882
      1,332   Fiat SpA                                                                   29,642
      1,226   Finmeccanica SpA                                                           37,115
      8,918   Intesa Sanpaolo SpA                                                        58,416
      1,625   Mediobanca SpA                                                             30,178
     16,921   Telecom Italia SpA                                                         37,209
     14,637   Telecom Italia SpA - RNC                                                   25,886
      9,348   Terna Rete Elettrica Nazionale SpA                                         42,420
      8,345   UniCredit SpA                                                              58,261
      1,283   Unione di Banche Italiane SCPA                                             33,018
-----------------------------------------------------------------------------------------------
                                                                                        567,564
-----------------------------------------------------------------------------------------------
              Japan - 30.7%
      3,000   Asahi Glass Co. Ltd.                                                       39,445
      1,100   Astellas Pharma, Inc.                                                      46,474
      1,800   Bridgestone Corp.                                                          30,675
      1,000   Canon, Inc.                                                                53,900
          3   Central Japan Railway Co.                                                  29,271
      1,200   Chubu Electric Power Co., Inc.                                             26,884
      1,600   Daiichi Sankyo Co. Ltd.                                                    45,091
        700   Daikin Industries Ltd.                                                     36,073
      4,000   Daiwa Securities Group, Inc.                                               40,013
      1,300   Denso Corp.                                                                47,412
          6   East Japan Railway Co.                                                     46,265
        400   Eisai Co. Ltd.                                                             14,474
        300   Fanuc Ltd.                                                                 32,539
      1,200   FUJIFILM Holdings Corp.                                                    44,106
      5,000   Fujitsu Ltd.                                                               40,449
      7,000   Hitachi Ltd.                                                               50,263
      1,500   Honda Motor Co.Ltd.                                                        50,159
      1,000   HOYA Corp.                                                                 27,755
      4,000   ITOCHU Corp.                                                               46,227
          9   Japan Tobacco, Inc.                                                        43,651
        900   JFE Holdings, Inc.                                                         50,812
      1,300   Kansai Electric Power Co., Inc. (The)                                      28,632
      2,000   Kao Corp.                                                                  52,101

See notes to financial statements.

                                               Annual Report | May 31, 2008 | 41

Claymore Exchange-Traded Fund Trust 2 | Portfolio of Investments continued

     Number
  of Shares   Description                                                                 Value
-----------------------------------------------------------------------------------------------
              Japan (continued)
          5   KDDI Corp.                                                          $      34,623
      1,700   Komatsu Ltd.                                                               53,787
        400   Kyocera Corp.                                                              38,460
      2,000   Marubeni Corp.                                                             17,809
      3,000   Matsushita Electric Industrial Co. Ltd.                                    68,204
      1,500   Millea Holdings, Inc.                                                      61,810
      1,800   Mitsubishi Corp.                                                           62,066
      5,000   Mitsubishi Electric Corp.                                                  56,505
      2,000   Mitsubishi Estate Co.Ltd.                                                  53,806
      7,000   Mitsubishi Heavy Industries Ltd.                                           35,277
      5,400   Mitsubishi UFJ Financial Group, Inc.                                       55,143
      3,000   Mitsui & Co. Ltd.                                                          73,462
      2,000   Mitsui Fudosan Co. Ltd.                                                    49,543
      3,000   Mitsui OSK Lines Ltd.                                                      45,214
        900   Mitsui Sumitomo Insurance Group Holdings, Inc.                             35,381
          9   Mizuho Financial Group, Inc.                                               47,232
        600   Murata Manufacturing Co. Ltd.                                              31,488
      1,000   NGK Insulators Ltd.                                                        18,254
      1,000   Nikon Corp.                                                                31,829
        100   Nintendo Co. Ltd.                                                          54,942
      4,000   Nippon Oil Corp.                                                           28,873
      9,000   Nippon Steel Corp.                                                         56,183
         11   Nippon Telegraph & Telephone Corp.                                         53,351
      4,700   Nissan Motor Co. Ltd.                                                      41,717
      2,900   Nomura Holdings, Inc.                                                      49,201
         33   NTT DoCoMo, Inc.                                                           52,517
      1,000   Olympus Corp.                                                              32,587
        170   ORIX Corp.                                                                 32,079
      2,000   Ricoh Co. Ltd.                                                             36,774
        300   Secom Co. Ltd.                                                             14,550
      2,100   Seven & I Holdings Co. Ltd.                                                61,270
      2,000   Sharp Corp.                                                                34,860
        900   Shin-Etsu Chemical Co. Ltd.                                                56,610
      1,500   Softbank Corp.                                                             26,443
        900   Sony Corp.                                                                 45,015
      4,000   Sumitomo Chemical Co. Ltd.                                                 29,176
      2,400   Sumitomo Corp.                                                             35,398
      2,300   Sumitomo Electric Industries Ltd.                                          29,653
     12,000   Sumitomo Metal Industries Ltd.                                             57,178
      2,000   Sumitomo Metal Mining Co. Ltd.                                             33,515
          6   Sumitomo Mitsui Financial Group, Inc.                                      51,551
      1,000   Sumitomo Realty & Development Co. Ltd.                                     25,577
        600   T&D Holdings, Inc.                                                         39,900

     Number
  of Shares   Description                                                                 Value
-----------------------------------------------------------------------------------------------
        800   Takeda Pharmaceutical Co. Ltd.                                      $      46,303
        300   TDK Corp.                                                                  20,547
      1,900   Tokyo Electric Power Co., Inc. (The)                                       46,256
      3,000   Tokyo Gas Co. Ltd.                                                         11,396
      7,000   Toshiba Corp.                                                              61,602
        900   Toyota Motor Corp.                                                         45,782
-----------------------------------------------------------------------------------------------
                                                                                      3,003,370
-----------------------------------------------------------------------------------------------
              Luxembourg - 1.0%
        957   ArcelorMittal                                                              94,692
-----------------------------------------------------------------------------------------------
              Netherlands - 0.6%
      1,134   European Aeronautic Defense and Space Co NV                                26,470
      2,381   STMicroelectronics NV                                                      31,045
-----------------------------------------------------------------------------------------------
                                                                                         57,515
-----------------------------------------------------------------------------------------------
              New Zealand - 0.9%
      5,919   Fletcher Building Ltd.                                                     37,079
     16,234   Telecom Corp of New Zealand Ltd.                                           51,102
-----------------------------------------------------------------------------------------------
                                                                                         88,181
-----------------------------------------------------------------------------------------------
              Spain - 8.5%
      1,676   Abertis Infraestructuras SA                                                53,290
        158   Acciona SA                                                                 44,872
        834   ACS Actividades de Construccion y Servicios SA                             50,340
      3,555   Banco Bilbao Vizcaya Argentaria SA                                         79,168
      4,017   Banco Popular Espanol SA                                                   64,798
      4,947   Banco Santander SA                                                        102,941
      1,181   Gamesa Corp Tecnologica SA                                                 61,062
        872   Gas Natural SDG SA                                                         50,438
      4,298   Iberdrola SA                                                               61,984
        772   Inditex SA                                                                 37,935
      1,924   Repsol YPF SA                                                              79,534
      3,161   Telefonica SA                                                              90,633
        780   Union Fenosa SA                                                            50,692
-----------------------------------------------------------------------------------------------
                                                                                        827,687
-----------------------------------------------------------------------------------------------
              Switzerland - 6.5%
      1,843   ABB Ltd                                                                    59,731
        785   Compagnie Financiere Richemont SA - Class A                                48,802
        898   Credit Suisse Group AG                                                     45,641
        501   Holcim Ltd                                                                 46,755
        184   Nestle SA                                                                  90,261
      1,253   Novartis AG                                                                65,663
        374   Roche Holding AG                                                           64,329
        726   Swiss Reinsurance                                                          56,252
         96   Swisscom AG                                                                33,447
        218   Syngenta AG                                                                66,250

See notes to financial statements.

42 | Annual Report | May 31, 2008

Claymore Exchange-Traded Fund Trust 2 | Portfolio of Investments continued

     Number
  of Shares   Description                                                                 Value
-----------------------------------------------------------------------------------------------
              Switzerland (continued)
        170   UBS AG                                                              $       4,084
        185   Zurich Financial Services AG                                               54,141
-----------------------------------------------------------------------------------------------
                                                                                        635,356
-----------------------------------------------------------------------------------------------
              United Kingdom - 21.3%
      1,057   Anglo American PLC                                                         71,417
      1,497   AstraZeneca PLC                                                            65,232
      3,859   Aviva PLC                                                                  48,083
      5,685   BAE Systems PLC                                                            50,921
      3,870   Barclays PLC                                                               28,680
      3,396   BG Group PLC                                                               84,963
      2,160   BHP Billiton PLC                                                           81,701
      8,763   BP PLC                                                                    105,290
      1,833   British American Tobacco PLC                                               68,390
     12,101   BT Group PLC                                                               53,089
      1,832   Cadbury PLC                                                                24,401
      7,231   Centrica PLC                                                               41,977
      3,164   Diageo PLC                                                                 61,589
      3,336   GlaxoSmithKline PLC                                                        73,409
      6,229   HSBC Holdings PLC                                                         104,940
      1,204   Imperial Tobacco Group PLC                                                 48,182
      9,520   International Power PLC                                                    83,626
      4,055   J Sainsbury PLC                                                            27,927
     13,753   Legal & General Group PLC                                                  32,560
      7,010   Lloyds TSB Group PLC                                                       53,196
      3,208   Man Group PLC                                                              39,369
      3,058   Marks & Spencer Group PLC                                                  22,964
      3,195   National Grid PLC                                                          47,102
     10,580   Old Mutual PLC                                                             24,463
      3,877   Prudential PLC                                                             50,950
        912   Reckitt Benckiser Group PLC                                                53,600
      2,522   Reed Elsevier PLC                                                          31,698
        615   Rio Tinto PLC                                                              73,590
      3,376   Rolls-Royce Group PLC                                                      28,204
    302,490   Rolls-Royce Group PLC - B Shares (a)                                          598
      1,845   Royal Bank of Scotland Group PLC                                            8,331
      2,186   Royal Dutch Shell PLC                                                      92,879
      1,778   Royal Dutch Shell PLC                                                      73,963
      1,282   SABMiller PLC                                                              32,935
      1,122   Scottish & Southern Energy PLC                                             32,639
      7,244   Tesco PLC                                                                  59,281
        478   Thomson Reuters PLC                                                        15,388
      1,472   Unilever PLC                                                               48,609

     Number
  of Shares   Description                                                                 Value
-----------------------------------------------------------------------------------------------
     23,684   Vodafone Group PLC                                                  $      75,940
        768   Xstrata PLC                                                                60,542
-----------------------------------------------------------------------------------------------
                                                                                      2,082,618
-----------------------------------------------------------------------------------------------
              United States - 0.4%
          1   Dr Pepper Snapple Group, Inc. (a)                                              17
        292   Synthes Inc                                                                40,974
-----------------------------------------------------------------------------------------------
                                                                                         40,991
-----------------------------------------------------------------------------------------------
              Total Common Stocks - 97.3%
              (Cost - $9,915,483)                                                     9,512,744
-----------------------------------------------------------------------------------------------
              Exchange-Traded Funds - 2.3%

              United States - 2.3%
      5,430   SPDR MSCI All Country World Index (ex-US) ETF
-----------------------------------------------------------------------------------------------
              Total Exchange-Traded Funds
              (Cost - $222,756)                                                         221,978
-----------------------------------------------------------------------------------------------
              Preferred Stocks - 0.3%

              Italy - 0.3%
     11,463   Unipol Gruppo Finanziario SpA
-----------------------------------------------------------------------------------------------
              Total Preferred Stocks
              (Cost - $30,953)                                                           25,991
-----------------------------------------------------------------------------------------------
              Total Investments - 99.9%
              (Cost $10,169,192)                                                      9,760,713

              Other Assets in excess of Liabilities - 0.1%                                3,087
-----------------------------------------------------------------------------------------------
              Net Assets - 100.0%                                                 $   9,763,800
===============================================================================================

AG - Corporation
NV - Publicly-Traded Company
PLC - Public Limited Company
REIT - Real Estate Investment Trust
RNC - Non-Convertible savings shares
SA - Corporation
SpA - Limited Share Company

(a)   Non-income producing security.

See notes to financial statements.

                                               Annual Report | May 31, 2008 | 43

Claymore Exchange-Traded Fund Trust 2 | Portfolio of Investments continued

HGI | Claymore/Zacks International Yield Hog Index ETF

     Number
  of Shares   Description                                                                 Value
-----------------------------------------------------------------------------------------------
              Long-Term Investments - 99.5%

              Common Stocks - 80.9%

              Australia - 4.1%
      2,782   Australia & New Zealand Banking Group Ltd.                          $      57,506
        929   BHP Billiton Ltd.                                                          38,530
     16,568   Foster's Group Ltd.                                                        86,882
      2,087   National Australia Bank Ltd.                                               62,302
     16,464   Telstra Corp. Ltd.                                                         74,564
      2,593   Westpac Banking Corp.                                                      57,481
-----------------------------------------------------------------------------------------------
                                                                                        377,265
-----------------------------------------------------------------------------------------------
              Austria - 1.8%
        559   Flughafen Wien AG                                                          64,215
      4,138   Telekom Austria AG                                                         98,582
-----------------------------------------------------------------------------------------------
                                                                                        162,797
-----------------------------------------------------------------------------------------------
              Belgium - 1.2%
      4,630   Fortis                                                                    113,037
-----------------------------------------------------------------------------------------------
              Bermuda - 1.2%
     28,000   First Pacific Co.                                                          20,380
    300,000   SCMP Group Ltd. (a)                                                        70,505
     20,000   SCMP Group Ltd.- ADR (a)                                                   23,500
-----------------------------------------------------------------------------------------------
                                                                                        114,385
-----------------------------------------------------------------------------------------------
              Brazil - 1.7%
      2,226   CPFL Energia SA - ADR                                                     154,596
-----------------------------------------------------------------------------------------------
              Canada - 2.6%
      1,269   Canadian Natural Resources Ltd.                                           124,299
      1,240   EnCana Corp.                                                              111,696
-----------------------------------------------------------------------------------------------
                                                                                        235,995
-----------------------------------------------------------------------------------------------
              Chile - 2.7%
        933   Banco de Chile - ADR                                                       47,098
        993   Banco Santander Chile SA - ADR                                             51,636
      1,168   Cia Cervecerias Unidas SA - ADR                                            41,511
      3,637   Enersis SA - ADR                                                           69,139
      3,121   Lan Airlines SA - ADR                                                      37,889
-----------------------------------------------------------------------------------------------
                                                                                        247,273
-----------------------------------------------------------------------------------------------
              China - 5.6%
      3,000   China Mobile Ltd.                                                          44,094
        566   China Netcom Group Corp. Hong Kong Ltd.- ADR (a)                           39,207
        260   China Petroleum & Chemical Corp.- ADR                                      26,226
        215   CNOOC Ltd.- ADR                                                            38,117
     18,000   HongKong Electric Holdings                                                108,641

     Number
  of Shares   Description                                                                 Value
-----------------------------------------------------------------------------------------------
      2,140   Huaneng Power International, Inc.- ADR                              $      72,204
     16,000   New World Development Ltd.                                                 40,186
        345   PetroChina Co. Ltd.- ADR                                                   49,180
     20,000   Shun Tak Holdings Ltd.                                                     23,374
      7,000   Swire Pacific Ltd.- Class A                                                79,879
-----------------------------------------------------------------------------------------------
                                                                                        521,108
-----------------------------------------------------------------------------------------------
              Denmark - 0.8%
      1,450   Dampskibsselskabet Torm A/S                                                48,033
        425   Novo Nordisk A/S - Class B                                                 27,626
-----------------------------------------------------------------------------------------------
                                                                                         75,659
-----------------------------------------------------------------------------------------------
              Finland - 1.4%
      1,850   Metso OYJ                                                                  92,489
      1,234   Nokia OYJ                                                                  35,535
-----------------------------------------------------------------------------------------------
                                                                                        128,024
-----------------------------------------------------------------------------------------------
              France - 6.2%
      1,988   Air France-KLM                                                             53,108
        354   Air Liquide                                                                51,977
      1,233   BNP Paribas                                                               127,117
        424   Lafarge SA                                                                 76,599
      1,412   Publicis Groupe                                                            56,065
      1,159   Sanofi-Aventis SA                                                          86,293
        153   Societe Generale                                                           15,883
     16,878   Thomson                                                                   107,278
-----------------------------------------------------------------------------------------------
                                                                                        574,320
-----------------------------------------------------------------------------------------------
              Germany - 5.8%
        331   Adidas AG                                                                  23,312
        762   BASF SE                                                                   114,120
        474   Bayer Schering Pharma AG                                                   76,940
        631   Deutsche Bank AG                                                           67,397
        627   Fresenius Medical Care AG & Co.KGaA                                        34,903
        906   Henkel & Co.KGaA                                                           40,902
        698   RWE AG                                                                     90,130
        634   SAP AG                                                                     34,997
        293   Siemens AG                                                                 33,203
         78   Volkswagen AG                                                              21,461
-----------------------------------------------------------------------------------------------
                                                                                        537,365
-----------------------------------------------------------------------------------------------
               Hungary - 1.4%
      5,294    Magyar Telekom Telecommunications PLC - ADR (b)                          130,815
-----------------------------------------------------------------------------------------------

See notes to financial statements.

44 | Annual Report | May 31, 2008

Claymore Exchange-Traded Fund Trust 2 | Portfolio of Investments continued

     Number
  of Shares   Description                                                                 Value
-----------------------------------------------------------------------------------------------
              India - 0.6%
      1,878   Tata Motors Ltd.- ADR                                               $      26,029
      2,335   Wipro Ltd.- ADR                                                            33,064
-----------------------------------------------------------------------------------------------
                                                                                         59,093
-----------------------------------------------------------------------------------------------
              Indonesia - 0.4%
        968   Telekomunikasi Indonesia Tbk PT - ADR                                      33,841
-----------------------------------------------------------------------------------------------
              Ireland - 1.2%
      3,002   Allied Irish Banks PLC                                                     60,182
      4,236   Bank of Ireland                                                            53,651
-----------------------------------------------------------------------------------------------
                                                                                        113,833
-----------------------------------------------------------------------------------------------
              Israel - 3.5%
     16,830   Blue Square-Israel Ltd.- ADR                                              242,520
      3,298   Partner Communications - ADR (b)                                           79,977
-----------------------------------------------------------------------------------------------
                                                                                        322,497
-----------------------------------------------------------------------------------------------
              Italy - 1.3%
      3,798   Benetton Group SpA                                                         50,848
     32,034   Telecom Italia SpA                                                         70,442
-----------------------------------------------------------------------------------------------
                                                                                        121,290
-----------------------------------------------------------------------------------------------
              Japan - 3.3%
      1,800   Advantest Corp.                                                            47,061
      1,000   Canon, Inc.                                                                53,900
        400   FUJIFILM Holdings Corp.                                                    14,702
      2,000   Kirin Holdings Co. Ltd.                                                    33,060
      2,000   Matsushita Electric Industrial Co. Ltd.                                    45,470
        200   Nidec Corp.                                                                14,872
      7,500   Nissan Motor Co. Ltd.                                                      66,570
        400   TDK Corp.                                                                  27,395
-----------------------------------------------------------------------------------------------
                                                                                        303,030
-----------------------------------------------------------------------------------------------
              Jersey - 0.2%
        279   Randgold Resources Ltd.                                                    11,843
        480   Shire Ltd.                                                                  8,167
-----------------------------------------------------------------------------------------------
                                                                                         20,010
-----------------------------------------------------------------------------------------------
              Luxembourg - 0.6%
        536   ArcelorMittal                                                              53,035
-----------------------------------------------------------------------------------------------
              Mexico - 2.4%
        991   America Movil SAB de CV, Series L, - ADR                                   59,232
      3,877   Gruma SAB de CV - ADR (c)                                                  46,330
        907   Grupo Casa Saba SAB de CV - ADR                                            31,745
      1,155   Telefonos de Mexico SAB de CV - ADR                                        47,609
      6,194   Vitro SAB de CV - ADR                                                      33,571
-----------------------------------------------------------------------------------------------
                                                                                        218,487
-----------------------------------------------------------------------------------------------

     Number
  of Shares   Description                                                                 Value
-----------------------------------------------------------------------------------------------
              Netherlands - 5.7%
      4,757   Aegon NV                                                            $      72,566
        736   Akzo Nobel NV                                                              62,233
      1,917   Koninklijke DSM NV                                                        117,407
      1,433   Koninklijke Philips Electronics NV                                         54,961
        560   Reed Elsevier NV                                                           10,435
      4,738   STMicroelectronics NV                                                      61,776
      1,683   TNT NV                                                                     67,453
      2,507   Unilever NV                                                                81,836
-----------------------------------------------------------------------------------------------
                                                                                        528,667
-----------------------------------------------------------------------------------------------
              Norway - 0.3%
      1,700   Norsk Hydro ASA                                                            26,988
-----------------------------------------------------------------------------------------------
              South Africa - 1.1%
      3,437   Sappi Ltd.- ADR                                                            49,080
        800   Sasol Ltd.- ADR                                                            50,320
-----------------------------------------------------------------------------------------------
                                                                                         99,400
-----------------------------------------------------------------------------------------------
              Spain - 2.3%
      4,404   Banco Bilbao Vizcaya Argentaria SA                                         98,075
      1,904   Repsol YPF SA                                                              78,707
      1,240   Telefonica SA                                                              35,554
-----------------------------------------------------------------------------------------------
                                                                                        212,336
-----------------------------------------------------------------------------------------------
              Sweden - 2.4%
      5,000   Atlas Copco AB                                                             80,975
      5,000   Sandvik AB                                                                 85,763
      2,800   SKF AB - A Shares                                                          52,923
-----------------------------------------------------------------------------------------------
                                                                                        219,661
-----------------------------------------------------------------------------------------------
              Switzerland - 1.6%
        111   Nestle SA                                                                  54,451
      1,253   Novartis AG                                                                65,663
      1,429   SCOR Holding Switzerland Ltd. (a) (b)                                      27,342
-----------------------------------------------------------------------------------------------
                                                                                        147,456
-----------------------------------------------------------------------------------------------
              Taiwan - 2.5%
      3,285   Chunghwa Telecom Co. Ltd.- ADR                                             81,369
      9,662   Siliconware Precision Industries Co.- ADR                                  82,030
      6,281   Taiwan Semiconductor Manufacturing Co. Ltd.- ADR                           71,917
-----------------------------------------------------------------------------------------------
                                                                                        235,316
-----------------------------------------------------------------------------------------------

See notes to financial statements.

                                               Annual Report | May 31, 2008 | 45

Claymore Exchange-Traded Fund Trust 2 | Portfolio of Investments continued

     Number
  of Shares   Description                                                                 Value
-----------------------------------------------------------------------------------------------
              United Kingdom - 14.9%
        676   Anglo American PLC                                                  $      45,675
     19,286   ARM Holdings PLC                                                           39,447
      1,424   AstraZeneca PLC                                                            62,051
     15,384   BT Group PLC                                                               67,492
      3,089   Cadbury PLC                                                                41,144
     59,762   Dsg International PLC                                                      68,794
      2,322   GlaxoSmithKline PLC                                                        51,096
      4,629   HBOS PLC                                                                   36,591
      2,768   HSBC Holdings PLC                                                          46,633
      3,283   Intercontinental Hotels Group PLC                                          53,979
      4,603   International Power PLC                                                    40,434
     23,997   Kingfisher PLC                                                             65,064
     11,112   Ladbrokes PLC                                                              68,898
     10,371   Lloyds TSB Group PLC                                                       78,701
      5,064   Marks & Spencer Group PLC                                                  38,028
      4,345   Prudential PLC                                                             57,101
      6,695   Rexam PLC                                                                  58,645
        154   Rio Tinto PLC                                                              18,427
        415   Royal Dutch Shell PLC - ADR                                                34,748
     30,878   Signet Group PLC                                                           37,833
      6,487   Tesco PLC                                                                  53,086
     26,868   Tomkins PLC                                                                95,972
      1,989   Unilever PLC                                                               65,681
      5,797   United Utilities PLC                                                       85,748
      2,974   Wolseley PLC                                                               32,325
      2,898   WPP Group PLC                                                              35,021
-----------------------------------------------------------------------------------------------
                                                                                      1,378,614
-----------------------------------------------------------------------------------------------
              Total Common Stock - 80.9%
              (Cost $7,669,982)                                                       7,466,193
-----------------------------------------------------------------------------------------------

     Number
  of Shares   Description                                                                 Value
-----------------------------------------------------------------------------------------------
              Closed End Funds - 9.3%

              United States - 9.3%
      4,228   Asia Pacific Fund, Inc. (The)                                       $      88,661
      3,510   BlackRock Global Floating Rate Income Trust                                55,142
      2,107   BlackRock Global Opportunities Equity Trust                                56,763
      3,298   BlackRock Limited Duration Income Trust                                    52,471
      3,201   Clough Global Equity Fund                                                  66,549
      2,824   Clough Global Opportunities Fund                                           51,679
      2,847   Cohen & Steers Worldwide Realty Income Fund, Inc.                          49,111
      5,889   DWS Multi-Market Income Trust                                              50,410
      3,255   Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund                56,572
      3,549   Eaton Vance Tax-Managed Global Diversified Equity Income Fund              60,404
      3,331   ING Global Advantage and Premium Opportunity Fund                          58,592
      2,957   LMP Capital and Income Fund, Inc.                                          49,766
      5,227   Neuberger Berman Income Opportunity Fund, Inc.                             57,863
      2,200   PIMCO Global StocksPLUS & Income Fund                                      51,876
      8,653   Western Asset Managed High Income Fund, Inc.                               53,822
-----------------------------------------------------------------------------------------------
              Total Closed End Funds
              (Cost $828,397)                                                           859,681
-----------------------------------------------------------------------------------------------
              Income Trusts - 5.3%

              Canada - 5.3%
      8,868   Advantage Energy Income Fund                                              116,082
      2,079   Baytex Energy Trust                                                        60,569
      2,205   Enerplus Resources Fund                                                   103,282
      3,861   Harvest Energy Trust                                                       95,078
      3,362   Penn West Energy Trust (b)                                                110,576
-----------------------------------------------------------------------------------------------
              Total Income Trusts
              (Cost $456,627)                                                           485,587
-----------------------------------------------------------------------------------------------
              Royalty Trusts - 1.9%

              United States - 1.9%
      1,100   BP Prudhoe Bay Royalty Trust                                              103,972
      2,072   Hugoton Royalty Trust                                                      69,246
-----------------------------------------------------------------------------------------------
              Total Royalty Trusts
              (Cost $145,295)                                                           173,218
-----------------------------------------------------------------------------------------------
              Preferred Stocks - 1.1%

              Chile - 0.5%
      2,833   Embotelladora Andina SA - ADR                                              45,186
-----------------------------------------------------------------------------------------------
              Colombia - 0.6%
      1,548   BanColombia SA - ADR                                                       59,134
-----------------------------------------------------------------------------------------------
              Total Preferred Stocks - 1.1%
              (Cost $104,800)                                                           104,320
-----------------------------------------------------------------------------------------------

See notes to financial statements.

46 | Annual Report | May 31, 2008

Claymore Exchange-Traded Fund Trust 2 | Portfolio of Investments continued

     Number
  of Shares   Description                                                                 Value
-----------------------------------------------------------------------------------------------
              Master Limited Partnerships - 1.1%

              Canada - 1.1%
      5,069   Pengrowth Energy Trust
              (Cost $95,764)                                                      $     103,757
------------------------------------------------------------------------------------------------
              Total Long-Term Investments - 99.5%
              (Cost $9,300,865)                                                       9,192,756
------------------------------------------------------------------------------------------------

              Short-Term Investments - 3.0%

              Investments of Cash Collateral For Securities Loaned - 3.0%

              Money Market Funds - 3.0% (d)
    274,950   UBS Private Money Market Fund LLC,2.48% (e)
              (Cost $274,950)                                                           274,950
------------------------------------------------------------------------------------------------
              Total Investments - 102.5%
              (Cost $9,575,815)                                                       9,467,706

              Liabilities in excess of Other Assets - (2.5%)                           (233,368)
------------------------------------------------------------------------------------------------
              Net Assets - 100.0%                                                 $   9,234,338
================================================================================================

A/S - Limited Liability Stock Company
AB - Stock Company
ADR - American Depositary Receipt
AG - Stock Corporation
ASA - Stock Company
Ltd - Limited
KGaA - Limited Partnership
NV - Publicly-Traded Company
OYJ - Publicly-Traded Company
PLC - Public Limited Company
PT - Limited Liability Company
SA - Corporation
SAB de CV - Variable Capital Company
SE - Stock Corporation
SpA - Limited Share Company

(a)   Security  is  valued  in  accordance   with  Fair   Valuation   procedures
      established in good faith by the Board of Trustees. The total market value of such securities is $160,554 which represents 1.7% of net assets.

(b)   Security, or portion thereof, was on loan at May 31, 2008.

(c)   Non-income producing security.

(d) At May 31, 2008, the total market value of the Fund's securities on loan was $268,015 and the total market value of the collateral by the Fund was $274,950.

(e)   Interest rate shown reflects yield as of May 31, 2008.

See notes to financial statements.

                                               Annual Report | May 31, 2008 | 47

Claymore Exchange-Traded Fund Trust 2

Statement of Assets and Liabilities | May 31, 2008

                                                                                             Claymore/
                                                                              Claymore/   Clear Global      Claymore/
                                                               Claymore/    AlphaShares     Exchanges,          Clear
                                                             AlphaShares          China      Brokers &         Global
                                                                   China      Small Cap          Asset         Timber
                                                             Real Estate          Index       Managers          Index
                                                                     ETF            ETF      Index ETF            ETF
----------------------------------------------------------------------------------------------------------------------
Assets
   Investments in securities, at value (including
      securities on loan)                                   $ 29,655,445   $ 11,528,226   $ 17,556,063   $ 57,641,493
   Foreign currency, at value                                      7,258         20,574             --             --
   Cash                                                           19,876             --         48,616         21,974
   Receivables:
      Investments sold                                                --             --         40,607             --
      Dividends                                                  179,843        100,914         22,413        138,961
      Income                                                       2,688            231             --            213
   Due from Adviser                                               58,396         61,293         76,368         78,173
   Other assets                                                   11,528          1,354         18,228         12,544
----------------------------------------------------------------------------------------------------------------------
   Total assets                                               29,935,034     11,712,592     17,762,295     57,893,358
----------------------------------------------------------------------------------------------------------------------
Liabilities
   Custodian bank                                                     --          6,032         14,588             91
   Payables:
      Investments purchased                                           --             --         66,969             --
      Administration fee payable                                      --             --             --          2,306
      Offering costs payable                                      32,538          7,009         32,566         45,987
      Collateral for securities on loan                          881,050         96,150        226,000        475,000
   Accrued advisory fees                                              --             --             --             --
   Accrued expenses                                               72,411         63,599         77,421         93,250
----------------------------------------------------------------------------------------------------------------------
   Total liabilities                                             985,999        172,790        417,544        616,634
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                  $ 28,949,035   $ 11,539,802   $ 17,344,751   $ 57,276,724
======================================================================================================================
Composition of Net Assets
   Paid-in capital                                          $ 34,877,653   $ 11,897,875   $ 23,006,712   $ 58,741,767
   Accumulated undistributed net investment income (loss)        245,091        103,052        179,414        360,121
   Accumulated net realized gain (loss) on investments
      and currency transactions                                 (115,547)       (29,377)    (1,433,089)      (956,659)
   Net unrealized appreciation (depreciation) on
      investments and currency translation                    (6,058,162)      (431,748)    (4,408,286)      (868,505)
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                  $ 28,949,035   $ 11,539,802   $ 17,344,751   $ 57,276,724
======================================================================================================================
   Shares outstanding ($0.01 par value with unlimited
      amount authorized)                                       1,400,000        480,000        800,000      2,600,000
   Net Asset Value                                          $      20.68   $      24.04   $      21.68   $      22.03
======================================================================================================================
   Investments in securities, at cost                       $ 35,713,457   $ 11,959,947   $ 21,963,616   $ 58,506,413
======================================================================================================================
   Foreign currency, at cost                                $      7,258   $     20,570   $         --   $         --
======================================================================================================================

                                                                              Claymore/
                                                               Claymore/            SWM                      Claymore/
                                                             Robb Report       Canadian      Claymore/           Zacks
                                                                  Global         Energy          Zacks   International
                                                                  Luxury         Income        Country       Yield Hog
                                                                   Index          Index       Rotation           Index
                                                                     ETF            ETF            ETF             ETF
-----------------------------------------------------------------------------------------------------------------------
Assets
   Investments in securities, at value (including
      securities on loan)                                   $  9,051,985   $ 33,990,524   $  9,760,713   $   9,467,706
   Foreign currency, at value                                         --         46,060          3,762           9,427
   Cash                                                               --          2,133         70,648              --
   Receivables:
      Investments sold                                         1,766,055             --        136,447              --
      Dividends                                                    4,015         83,834         39,113          52,386
      Income                                                         246             78            261             207
   Due from Adviser                                               93,920         74,939         63,770          74,593
   Other assets                                                   19,838         16,361         23,100          19,863
-----------------------------------------------------------------------------------------------------------------------
   Total assets                                               10,936,059     34,213,929     10,097,814       9,624,182
-----------------------------------------------------------------------------------------------------------------------
Liabilities
   Custodian bank                                                  9,668             --             --             890
   Payables:
      Investments purchased                                    1,791,421             --        230,327           1,133
      Administration fee payable                                      --            741             --              --
      Offering costs payable                                      27,018         32,624         38,158          38,158
      Collateral for securities on loan                          141,120             --             --         274,950
   Accrued advisory fees                                              --             --             --              --
   Accrued expenses                                               86,866         78,095         65,529          74,713
-----------------------------------------------------------------------------------------------------------------------
   Total liabilities                                           2,056,093        111,460        334,014         389,844
-----------------------------------------------------------------------------------------------------------------------
Net Assets                                                  $  8,879,966   $ 34,102,469   $  9,763,800    $  9,234,338
=======================================================================================================================
Composition of Net Assets
   Paid-in capital                                          $ 10,124,792   $ 28,133,496   $ 10,039,339    $ 10,019,923
   Accumulated undistributed net investment income (loss)         66,468        426,301        148,144         108,486
   Accumulated net realized gain (loss) on investments
      and currency transactions                                 (586,222)      (188,752)       (13,310)       (785,813)
   Net unrealized appreciation (depreciation) on
      investments and currency translation                      (725,072)     5,731,424       (410,373)       (108,258)
-----------------------------------------------------------------------------------------------------------------------
Net Assets                                                  $  8,879,966   $ 34,102,469   $  9,763,800    $  9,234,338
=======================================================================================================================
   Shares outstanding ($0.01 par value with unlimited
      amount authorized)                                         400,000      1,080,000        400,000         400,000
   Net Asset Value                                          $      22.20   $      31.58   $      24.41    $      23.09
=======================================================================================================================
   Investments in securities, at cost                       $  9,772,865   $ 28,258,877   $ 10,169,192    $  9,575,815
=======================================================================================================================
   Foreign currency, at cost                                $         --   $     46,060   $      3,763    $      9,424
=======================================================================================================================

See notes to financial statements.

48 | Annual Report | May 31, 2008

Claymore Exchange-Traded Fund Trust 2

Statement of Operations | For the period ended May 31, 2008

                                                                                               Claymore/
                                                                              Claymore/     Clear Global       Claymore/
                                                              Claymore/     AlphaShares       Exchanges,           Clear
                                                            AlphaShares           China        Brokers &          Global
                                                                  China       Small Cap            Asset          Timber
                                                            Real Estate           Index         Managers           Index
                                                                    ETF(6)          ETF(7)     Index ETF(1)          ETF(5)
---------------------------------------------------------------------------------------------------------------------------
Investment Income
   Dividend income                                         $    333,840     $   124,116    $     396,970    $    717,777
   Return of capital distribution received                           --              --           (5,122)             --
---------------------------------------------------------------------------------------------------------------------------
   Net dividend income                                          333,840         124,116          391,848         717,777
   Interest                                                          --              --            1,613              --
   Net securities lending income                                  2,728             231            1,570             213
   Other income                                                      --              --               11             472
   Foreign taxes withheld                                            --              --          (11,287)        (43,184)
---------------------------------------------------------------------------------------------------------------------------
   Total investment income                                      336,568         124,347          383,755         675,278
---------------------------------------------------------------------------------------------------------------------------
Expenses
   Advisory fee                                                  65,077          15,420          108,561          91,974
   Administration fee                                             3,579             771            5,971           5,058
   Custodian fee                                                 25,273          18,389           50,063          32,978
   Licensing                                                     13,016           2,803           22,050          18,647
   Listing fee and expenses                                       2,104             808            1,224             512
   Miscellaneous                                                 10,014           8,309           19,915          13,900
   Offering costs                                                32,538           7,009           45,642          45,987
   Printing expenses                                             10,425          10,283           27,453          13,105
   Professional fees                                             29,216          22,051           24,963          37,851
   Registration & filings                                         1,464             343            1,215           2,113
   Trustees'fees and expenses                                     1,899           2,491            2,672           1,920
---------------------------------------------------------------------------------------------------------------------------
   Total expenses                                               194,605          88,677          309,729         264,045
   Advisory fees waived                                         (65,077)        (15,420)        (108,561)        (89,294)
   Other expenses waived or reimbursed                           (5,882)        (45,221)         (12,535)             --
---------------------------------------------------------------------------------------------------------------------------
   Net Expenses                                                 123,646          28,036          188,633         174,751
---------------------------------------------------------------------------------------------------------------------------
   Net Investment Income (Loss)                                 212,922          96,311          195,122         500,527
---------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on
   Investments                                                 (115,547)        (29,377)      (1,433,745)     (1,067,552)
   In-kind transactions                                        (400,060)             --       (5,845,974)             --
   Foreign currency transactions                                   (369)           (268)          (7,743)        (25,100)
---------------------------------------------------------------------------------------------------------------------------
   Net realized gain (loss)                                    (515,976)        (29,645)      (7,287,462)     (1,092,652)
---------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on
   Investments                                               (6,058,012)       (431,721)      (4,407,553)       (864,920)
   Foreign currency translation                                    (150)            (27)            (733)         (3,585)
---------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)                   (6,058,162)       (431,748)      (4,408,286)       (868,505)
---------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)                   (6,574,138)       (461,393)     (11,695,748)     (1,961,157)
---------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
Resulting from Operations                                  $ (6,361,216)     $ (365,082)   $ (11,500,626)   $ (1,460,630)
===========================================================================================================================

                                                              Claymore/       Claymore/
                                                                   Robb             SWM                       Claymore/
                                                                 Report        Canadian        Claymore/           Zacks
                                                                 Global          Energy            Zacks   International
                                                                 Luxury          Income          Country       Yield Hog
                                                                  Index           Index         Rotation           Index
                                                                    ETF(4)          ETF(2)           ETF(3)          ETF(3)
---------------------------------------------------------------------------------------------------------------------------
Investment Income
   Dividend income                                         $    146,065    $  1,324,315    $     256,889   $     477,741
   Return of capital distribution received                           --              --               --              --
---------------------------------------------------------------------------------------------------------------------------
   Net dividend income                                          146,065       1,324,315          256,889         477,741
   Interest                                                          --              --               85              --
   Net securities lending income                                    691             404               --             209
   Other income                                                      33              60               --              55
   Foreign taxes withheld                                       (15,610)       (198,696)         (23,026)        (36,137)
---------------------------------------------------------------------------------------------------------------------------
   Total investment income                                      131,179       1,126,083          233,948         441,868
---------------------------------------------------------------------------------------------------------------------------
Expenses
   Advisory fee                                                  33,781         127,827           31,004          41,214
   Administration fee                                             1,858           7,031            1,705           2,267
   Custodian fee                                                 42,533          46,390           45,034          59,066
   Licensing                                                     83,809          25,565            6,202           8,242
   Listing fee and expenses                                       1,179             634              356             652
   Miscellaneous                                                 13,627          20,918           19,116          20,856
   Offering costs                                                41,212          44,836           43,762          43,762
   Printing expenses                                             13,300          11,703           11,847          11,264
   Professional fees                                             23,313          28,691           22,413          24,338
   Registration & filings                                           395           1,158              499             415
   Trustees'fees and expenses                                     2,703           3,137            2,760           2,881
---------------------------------------------------------------------------------------------------------------------------
   Total expenses                                               257,710         317,890          184,698         214,957
   Advisory fees waived                                         (33,781)       (105,078)         (31,004)        (41,214)
   Other expenses waived or reimbursed                         (142,140)             --          (76,908)        (83,019)
---------------------------------------------------------------------------------------------------------------------------
   Net Expenses                                                  81,789         212,812           76,786          90,724
---------------------------------------------------------------------------------------------------------------------------
   Net Investment Income (Loss)                                  49,390         913,271          157,162         351,144
---------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on
   Investments                                                 (586,222)        176,566          (13,310)       (802,506)
   In-kind transactions                                              --         740,809               --              --
   Foreign currency transactions                                   (179)        (11,815)          (9,977)        (14,238)
---------------------------------------------------------------------------------------------------------------------------
   Net realized gain (loss)                                    (586,401)        905,560          (23,287)       (816,744)
---------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on
   Investments                                                 (720,880)      5,731,647         (408,479)       (108,109)
   Foreign currency translation                                  (4,192)           (223)          (1,894)           (149)
---------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)                     (725,072)      5,731,424         (410,373)       (108,258)
---------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)                   (1,311,473)      6,636,984         (433,660)       (925,002)
---------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
Resulting from Operations                                  $ (1,262,083)   $  7,550,255    $    (276,498)  $    (573,858)
===========================================================================================================================

(1)   Commencement of investment operations - June 27, 2007

(2)   Commencement of investment operations - July 3, 2007

(3)   Commencement of investment operations - July 11, 2007

(4)   Commencement of investment operations - July 30, 2007

(5)   Commencement of investment operations - November 9, 2007

(6)   Commencement of investment operations - December 18, 2007

(7)   Commencement of investment operations - January 30, 2008

See notes to financial statements.

                                               Annual Report | May 31, 2008 | 49

Claymore Exchange-Traded Fund Trust 2

Statement of Changes in Net Assets | For the period ended May 31, 2008

                                                                                       Claymore/
                                                                    Claymore/       Clear Global        Claymore/
                                                   Claymore/      AlphaShares         Exchanges,            Clear
                                                 AlphaShares            China          Brokers &           Global
                                                       China        Small Cap              Asset           Timber
                                                 Real Estate            Index           Managers            Index
                                                         ETF(6)           ETF(7)       Index ETF(1)           ETF(5)
------------------------------------------------------------------------------------------------------------------
Increase in Net Assets Resulting from
   Operations
   Net investment income (loss)                 $    212,922     $     96,311     $      195,122     $    500,527
   Net realized gain (loss)                         (515,976)         (29,645)        (7,287,462)      (1,092,652)
   Net unrealized appreciation (depreciation)     (6,058,162)        (431,748)        (4,408,286)        (868,505)
------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net
      assets resulting from operations            (6,361,216)        (365,082)       (11,500,626)      (1,460,630)
------------------------------------------------------------------------------------------------------------------
Distribution to Shareholders from
   Net investment income                                  --               --            (48,000)         (50,400)
------------------------------------------------------------------------------------------------------------------
Capital Share Transactions
   Proceeds from sale of shares                   43,404,603       11,904,884         63,019,524       58,787,754
   Cost of shares redeemed                        (8,094,352)              --        (34,126,147)              --
------------------------------------------------------------------------------------------------------------------
      Net increase from capital share
        transactions                              35,310,251       11,904,884         28,893,377       58,787,754
------------------------------------------------------------------------------------------------------------------
      Total increase (decrease) in net assets     28,949,035       11,539,802         17,344,751       57,276,724

Net Assets
   Beginning of period                                    --               --                 --               --
------------------------------------------------------------------------------------------------------------------
   End of period                                $ 28,949,035     $ 11,539,802     $   17,344,751     $ 57,276,724
==================================================================================================================
   Undistributed net investment income
    (loss) at end of period                     $    245,091     $    103,052     $      179,414     $    360,121
==================================================================================================================

Changes in Shares Outstanding
   Shares sold                                     1,800,000          480,000          2,400,000        2,600,000
   Shares redeemed                                  (400,000)              --         (1,600,000)              --
   Shares outstanding, beginning of period                --               --                 --               --
------------------------------------------------------------------------------------------------------------------
   Shares outstanding, end of period               1,400,000          480,000            800,000        2,600,000
==================================================================================================================

                                                    Claymore/        Claymore/
                                                         Robb              SWM                          Claymore/
                                                       Report         Canadian        Claymore/             Zacks
                                                       Global           Energy            Zacks     International
                                                       Luxury           Income          Country         Yield Hog
                                                        Index            Index         Rotation             Index
                                                          ETF(4)           ETF(2)           ETF(3)            ETF(3)
------------------------------------------------------------------------------------------------------------------
Increase in Net Assets Resulting from
   Operations
   Net investment income (loss)                  $     49,390     $    913,271     $    157,162     $     351,144
   Net realized gain (loss)                          (586,401)         905,560          (23,287)         (816,744)
   Net unrealized appreciation (depreciation)        (725,072)       5,731,424         (410,373)         (108,258)
------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net
      assets resulting from operations             (1,262,083)       7,550,255         (276,498)         (573,858)
------------------------------------------------------------------------------------------------------------------
Distribution to Shareholders from
   Net investment income                              (16,000)        (876,000)         (35,000)         (248,000)
------------------------------------------------------------------------------------------------------------------
Capital Share Transactions
   Proceeds from sale of shares                    10,158,049       32,830,856       10,075,298        10,056,196
   Cost of shares redeemed                                  -       (5,402,642)               -                 -
------------------------------------------------------------------------------------------------------------------
      Net increase from capital share
        transactions                               10,158,049       27,428,214       10,075,298        10,056,196
------------------------------------------------------------------------------------------------------------------
      Total increase (decrease) in net assets       8,879,966       34,102,469        9,763,800         9,234,338

Net Assets
   Beginning of period                                      -                -                -                 -
------------------------------------------------------------------------------------------------------------------
   End of period                                 $  8,879,966     $ 34,102,469     $  9,763,800     $   9,234,338
==================================================================================================================
   Undistributed net investment income
    (loss) at end of period                      $     66,468     $    426,301     $    148,144     $     108,486
==================================================================================================================
Changes in Shares Outstanding
   Shares sold                                        400,000        1,280,000          400,000           400,000
   Shares redeemed                                          -         (200,000)               -                 -
   Shares outstanding, beginning of period                  -                -                -                 -
------------------------------------------------------------------------------------------------------------------
   Shares outstanding, end of period                  400,000        1,080,000          400,000           400,000
==================================================================================================================

(1) Commencement of investment operations - June 27, 2007

(2) Commencement of investment operations - July 3, 2007

(3) Commencement of investment operations - July 11, 2007

(4) Commencement of investment operations - July 30, 2007

(5) Commencement of investment operations - November 9, 2007

(6) Commencement of investment operations - December 18, 2007

(7) Commencement of investment operations - January 30, 2008

See notes to financial statements.

50 | Annual Report | May 31, 2008

Claymore Exchange-Traded Fund Trust 2

Financial Highlights |

TAO | Claymore/AlphaShares China Real Estate ETF

                                                                                     For the Period
                                                                                December 18, 2007**
Per share operating performance                                                             through
for a share outstanding throughout the period                                          May 31, 2008
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                               $      23.50
---------------------------------------------------------------------------------------------------
Income from investment operations
---------------------------------------------------------------------------------------------------
   Net investment income (loss) (a)                                                        0.17
   Net realized and unrealized gain (loss) on investments                                 (2.99)
---------------------------------------------------------------------------------------------------
      Total from investment operations                                                    (2.82)
---------------------------------------------------------------------------------------------------
Net asset value, end of period                                                     $      20.68
===================================================================================================
Market value, end of period                                                        $      20.91
===================================================================================================

Total return*(b)
   Net asset value                                                                       -12.00%

Ratios and supplemental data
Net assets, end of period (thousands)                                              $     28,949
Ratio of net expenses to average net assets*                                               0.95%(c)
Ratio of net investment income (loss) to average net assets*                               1.64%(c)
Portfolio turnover rate                                                                       1%(d)

*If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

   Ratio of total expenses to average net assets                                           1.50%(c)
   Ratio of net investment income (loss) to average net assets                             1.09%(c)

** Commencement of investment operations and initial listing date on the American Stock Exchange.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

                                               Annual Report | May 31, 2008 | 51

Claymore Exchange-Traded Fund Trust 2 | Financial Highlights continued

HAO | Claymore/AlphaShares China Small Cap Index ETF

                                                                                    For the Period
                                                                                January 30, 2008**
Per share operating performance                                                            through
for a share outstanding throughout the period                                         May 31, 2008
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                               $     24.34
--------------------------------------------------------------------------------------------------
Income from investment operations
--------------------------------------------------------------------------------------------------
   Net investment income (loss) (a)                                                       0.27
   Net realized and unrealized gain (loss) on investments                                (0.57)
--------------------------------------------------------------------------------------------------
      Total from investment operations                                                   (0.30)
--------------------------------------------------------------------------------------------------

Distributions to shareholders from
   Net investment income                                                                    --
--------------------------------------------------------------------------------------------------
Net asset value, end of period                                                     $     24.04
==================================================================================================
Market value, end of period                                                        $     24.39
==================================================================================================

Total return*(b)
   Net asset value                                                                       -1.23%

Ratios and supplemental data
Net assets, end of period (thousands)                                              $    11,540
Ratio of net expenses to average net assets*                                              1.00%(c)
Ratio of net investment income (loss) to average net assets*                              3.44%(c)
Portfolio turnover rate                                                                      1%(d)

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

   Ratio of total expenses to average net assets                                          3.16%(c)
   Ratio of net investment income (loss) to average net assets                            1.28%(c)

** Commencement of investment operations and initial listing date on the American Stock Exchange.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

52 | Annual Report | May 31, 2008

Claymore Exchange-Traded Fund Trust 2 | Financial Highlights continued

EXB | Claymore/Clear Global Exchanges, Brokers & Asset Managers Index ETF

                                                                  For the Period
                                                                 June 27, 2007**
Per share operating performance                                          through
for a share outstanding throughout the period                       May 31, 2008
--------------------------------------------------------------------------------
Net asset value, beginning of period                             $    24.56
--------------------------------------------------------------------------------
Income from investment operations
--------------------------------------------------------------------------------
   Net investment income (loss) (a)                                    0.20
   Net realized and unrealized gain (loss) on investments             (3.06)
--------------------------------------------------------------------------------
      Total from investment operations                                (2.86)
--------------------------------------------------------------------------------

Distributions to Shareholders from
   Net investment income                                              (0.02)
--------------------------------------------------------------------------------
Net asset value, end of period                                   $    21.68
================================================================================
Market value, end of period                                      $    21.75
================================================================================

Total return*(b)
   Net asset value                                                   -11.65%

Ratios and supplemental data
Net assets, end of period (thousands)                            $   17,345
Ratio of net expenses to average net assets*                           0.87%(c)
Ratio of net investment income (loss) to average net assets*           0.90%(c)
Portfolio turnover rate                                                  83%(d)

*If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

   Ratio of expenses to average net assets                             1.43%(c)
   Ratio of net investment income (loss) to average net assets         0.34%(c)

** Commencement of investment operations and initial listing date on the American Stock Exchange.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

                                               Annual Report | May 31, 2008 | 53

Claymore Exchange-Traded Fund Trust 2 | Financial Highlights continued

CUT | Claymore/Clear Global Timber Index ETF

                                                                  For the Period
                                                              November 9, 2007**
Per share operating performance                                          through
for a share outstanding throughout the period                       May 31, 2008
--------------------------------------------------------------------------------
Net asset value, beginning of period                            $     24.91
--------------------------------------------------------------------------------
Income from investment operations
--------------------------------------------------------------------------------
   Net investment income (loss) (a)                                    0.33
   Net realized and unrealized gain (loss) on investments             (3.13)
--------------------------------------------------------------------------------
      Total from investment operations                                (2.80)
--------------------------------------------------------------------------------

Distributions to Shareholders from
   Net investment income                                              (0.08)
--------------------------------------------------------------------------------
Net asset value, end of period                                  $     22.03
================================================================================
Market value, end of period                                     $     22.25
================================================================================

Total return*(b)
   Net asset value                                                   -11.25%

Ratios and supplemental data
Net assets, end of period (thousands)                           $    57,277
Ratio of net expenses to average net assets*                           0.95%(c)
Ratio of net investment income to average net assets*                  2.72%(c)
Portfolio turnover rate                                                  23%(d)

*If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

   Ratio of total expenses to average net assets                       1.43%(c)
   Ratio of net investment income (loss) to average net assets         2.24%(c)

** Commencement of investment operations and initial listing date on the American Stock Exchange.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

54 | Annual Report | May 31, 2008

Claymore Exchange-Traded Fund Trust 2 | Financial Highlights continued

ROB | Claymore/Robb Report Global Luxury Index ETF

                                                                  For the Period
                                                                 July 30, 2007**
Per share operating performance                                          through
for a share outstanding throughout the period                       May 31, 2008
--------------------------------------------------------------------------------
Net asset value, beginning of period                             $    23.80
--------------------------------------------------------------------------------
Income from investment operations
--------------------------------------------------------------------------------
   Net investment income (loss) (a)                                    0.14
   Net realized and unrealized gain (loss) on investments             (1.70)
--------------------------------------------------------------------------------
      Total from investment operations                                (1.56)
--------------------------------------------------------------------------------

Distributions to Shareholders from
   Net investment income                                              (0.04)
--------------------------------------------------------------------------------
Net asset value, end of period                                   $    22.20
================================================================================
Market value, end of period                                      $    22.28
================================================================================

Total return*(b)
   Net asset value                                                    -6.57%

Ratios and supplemental data
Net assets, end of period (thousands)                            $    8,880
Ratio of net expenses to average net assets*                           1.21%(c)
Ratio of net investment income to average net assets*                  0.73%(c)
Portfolio turnover rate                                                  26%(d)

*If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

   Ratio of total expenses to average net assets                       3.81%(c)
   Ratio of net investment income (loss) to average net assets        -1.87%(c)

** Commencement of investment operations and initial listing date on the New York Stock Exchange Arca.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

                                               Annual Report | May 31, 2008 | 55

Claymore Exchange-Traded Fund Trust 2 | Financial Highlights continued

ENY | Claymore/SWM Canadian Energy Income Index ETF

                                                                  For the Period
                                                                  July 3, 2007**
Per share operating performance                                          through
for a share outstanding throughout the period                       May 31, 2008
--------------------------------------------------------------------------------
Net asset value, beginning of period                             $    25.05
--------------------------------------------------------------------------------
Income from investment operations
--------------------------------------------------------------------------------
   Net investment income (loss) (a)                                    0.85
   Net realized and unrealized gain (loss) on investments              6.41
--------------------------------------------------------------------------------
      Total from investment operations                                 7.26
--------------------------------------------------------------------------------

Distributions to shareholders from
   Net investment income                                              (0.73)
--------------------------------------------------------------------------------
Net asset value, end of period                                   $    31.58
================================================================================
Market value, end of period                                      $    31.71
================================================================================

Total return*(b)
   Net asset value                                                    29.62%

Ratios and supplemental data
Net assets, end of period (thousands)                            $   34,102
Ratio of net expenses to average net assets*                           0.83%(c)
Ratio of net investment income (loss) to average net assets*           3.57%(c)
Portfolio turnover rate                                                  31%(d)

*If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

   Ratio of total expenses to average net assets                       1.24%(c)
   Ratio of net investment income (loss) to average net assets         3.16%(c)

** Commencement of investment operations and initial listing date on the American Stock Exchange.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

56 | Annual Report | May 31, 2008

Claymore Exchange-Traded Fund Trust 2 | Financial Highlights continued

CRO | Claymore/Zacks Country Rotation ETF

                                                                  For the Period
                                                                 July 11, 2007**
Per share operating performance                                          through
for a share outstanding throughout the period                       May 31, 2008
--------------------------------------------------------------------------------
Net asset value, beginning of period                             $    25.08
--------------------------------------------------------------------------------
Income from investment operations
--------------------------------------------------------------------------------
   Net investment income (loss) (a)                                    0.59
   Net realized and unrealized gain (loss) on investments             (1.08)
--------------------------------------------------------------------------------
      Total from investment operations                                (0.49)
--------------------------------------------------------------------------------

Distributions to Shareholders from
   Net investment income                                              (0.18)
--------------------------------------------------------------------------------
Net asset value, end of period                                   $    24.41
================================================================================
Market value, end of period                                      $    24.60
================================================================================

Total return*(b)
   Net asset value                                                    -2.00%

Ratios and supplemental data
Net assets, end of period (thousands)                            $    9,764
Ratio of net expenses to average net assets*                           1.24%(c)
Ratio of net investment income (loss) to average net assets*           2.53%(c)
Portfolio turnover rate                                                  51%(d)

*If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

   Ratio of expenses to average net assets                             2.98%(c)
   Ratio of net investment income (loss) to average net assets         0.79%(c)

** Commencement of investment operations and initial listing date on the American Stock Exchange.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

                                               Annual Report | May 31, 2008 | 57

Claymore Exchange-Traded Fund Trust 2 | Financial Highlights continued

HGI | Claymore/Zacks International Yield Hog Index ETF

                                                                  For the Period
                                                                 July 11, 2007**
Per share operating performance                                          through
for a share outstanding throughout the period                       May 31, 2008
--------------------------------------------------------------------------------
Net asset value, beginning of period                             $    24.98
--------------------------------------------------------------------------------
Income from investment operations
--------------------------------------------------------------------------------
   Net investment income (loss) (a)                                    0.88
   Net realized and unrealized gain (loss) on investments             (2.15)
--------------------------------------------------------------------------------
      Total from investment operations                                (1.27)
--------------------------------------------------------------------------------

Distributions to Shareholders from
   Net investment income                                              (0.62)
--------------------------------------------------------------------------------
Net asset value, end of period                                   $    23.09
================================================================================
Market value, end of period                                      $    24.00
================================================================================

Total return*(b)
   Net asset value                                                    -5.02%

Ratios and supplemental data
Net assets, end of period (thousands)                            $    9,234
Ratio of net expenses to average net assets*                           1.10%(c)
Ratio of net investment income (loss) to average net assets*           4.26%(c)
Portfolio turnover rate                                                 114%(d)

*If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

   Ratio of total expenses to average net assets                       2.61%(c)
   Ratio of net investment income (loss) to average net assets         2.75%(c)

** Commencement of investment operations and initial listing date on the American Stock Exchange.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

58 | Annual Report | May 31, 2008

Claymore Exchange-Traded Fund Trust 2

Notes to Financial Statements | As of May 31, 2008

Note 1 - Organization:

Claymore Exchange-Traded Fund Trust 2 (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), is organized as an open-end, management investment company that was organized as a Delaware business trust on June 8, 2006. At the end of the period, the Trust consisted of 11 portfolios. The following 8 portfolios have an annual reporting period-end on May 31, 2008:

Claymore/Alpha Shares China Real Estate ETF        "Alpha Shares China Real Estate"
Claymore/Alpha Shares China Small Cap Index ETF    "Alpha Shares China Small Cap"
Claymore/Clear Global Exchanges, Brokers           "Clear Global Exchanges, Brokers &
   & Asset Managers Index ETF                         Asset Managers"
Claymore/Clear Global Timber Index ETF             "Clear Global Timber"
Claymore/Robb Report Global Luxury Index ETF       "Robb Report Global Luxury"
Claymore/SWM Canadian Energy Income Index ETF      "SWM Canadian Energy Income"
Claymore/Zacks Country Rotation ETF                "Zacks Country Rotation"
Claymore/Zacks International Yield Hog Index ETF   "Zacks International Yield Hog"

Each portfolio represents a separate series of the Trust (each a "Fund" or collectively the "Funds"). Each Fund's shares are listed and traded on the American Stock Exchange except AlphaShares China Real Estate and Robb Report Global Luxury and which are listed and traded on the NYSE Arca, Inc. ("NYSE Arca"). The Funds' market prices may differ to some degree from the net asset value ("NAV") of the shares of each Fund. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at NAV, only in a large specified number of shares; each called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities included in the relevant index. Except when aggregated in Creation Units, shares are not individually redeemable securities of the Funds. The investment objective of each of the Funds is to replicate as closely as possible, before fees and expenses, the performance of the following market indices:

Fund                                                                                 Index
------------------------------------------------------------------------------------------
AlphaShares China Real Estate                          AlphaShares China Real Estate Index
AlphaShares China Small Cap                              AlphaShares China Small Cap Index
Clear Global Exchanges, Brokers & Asset Managers   Clear Global Exchanges, Brokers & Asset
                                                                            Managers Index
Clear Global Timber                                              Clear Global Timber Index
Robb Report Global Luxury                                  Robb Report Global Luxury Index
SWM Canadian Energy Income                        Sustainable Canadian Energy Income Index
Zacks Country Rotation                                        Zacks Country Rotation Index
Zacks International Yield Hog                          Zacks International Yield Hog Index

Note 2 -Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of the significant accounting policies followed by the Funds.

(a) Valuation of Investments

Equity securities are valued at the last reported sale price on the principal exchange or on the principal over-the-counter market on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded primarily on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Events occurring after the close of trading on non-United States exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the NYSE Arca. Debt securities are valued at the mean between the last available bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with maturities of 60 days or less at time of purchase are valued at amortized cost, which approximates market value.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

The Funds record the character of dividends received from master limited partnerships ("MLPs") based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The characterization of the estimate may subsequently be revised on information received from MLPs after their tax reporting periods conclude.

(c) Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are included as net realized gains or losses on foreign currency transactions in the Fund's Statement of Operations.

Foreign exchange gain or loss on assets and liabilities, other than investments, are included in unrealized appreciation/(depreciation) on foreign currency translations.

(d) Distributions

The Funds intend to pay substantially all of their net investment income to Shareholders through annual distributions, except for Zacks International Yield Hog which will pay a quarterly distribution. In addition, the Funds intend to distribute any capital gains to Shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Offering Costs

For Clear Global Exchanges, Brokers & Asset Managers; Robb Report Global Luxury; SWM Canadian Energy Income; Zacks Country Rotation and Zacks International Yield Hog, offering costs in the amount of $49,000 were incurred by each Fund, and are being amortized over a one-year period from each Fund's commencement of operations. For AlphaShares China Real Estate; AlphaShares China Small Cap; and Clear Global Timber, offering costs are being accrued at an annual rate of the lesser of actual costs incurred or 0.25% of average daily net assets over

                                               Annual Report | May 31, 2008 | 59

Claymore Exchange-Traded Fund Trust 2 | Notes to Financial Statements continued

the first year of operations, and for these three funds, Claymore Advisors, LLC has agreed to pay all offering costs in excess of 0.25%.

(f) Security Lending

Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds' securities lending agent. The loans are collateralized at all times by cash and/or high grade debt obligations in an amount at least equal to 102% of the market value of domestic securities loaned and 105% of foreign securities loaned as determined at the close of business on the preceding business day. Each Fund receives compensation for lending securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. The Funds retain all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower. Lending portfolio securities could result in a loss or delay in recovering each Fund's securities if the borrower defaults. The securities lending income earned by the Funds is disclosed on the Statement of Operations.

Note 3 - Investment Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the "Agreement") between the Trust, on behalf of each Fund, and Claymore Advisors, LLC (the "Adviser"), the Adviser manages the investment and reinvestment of each Fund's assets and administers the affairs of each Fund to the extent requested by the Board of Trustees.

Pursuant to the Agreement, each Fund pays the Adviser an advisory fee payable on a monthly basis at the annual rate set forth below based on each Fund's average daily net assets:

Fund                                                                        Rate
--------------------------------------------------------------------------------
AlphaShares China Real Estate                                              0.50%
AlphaShares China Small Cap                                                0.55%
Clear Global Exchanges, Brokers & Asset Managers                           0.50%
Clear Global Timber                                                        0.50%
Robb Report Global Luxury                                                  0.50%
SWM Canadian Energy Income                                                 0.50%
Zacks Country Rotation                                                     0.50%
Zacks International Yield Hog                                              0.50%

Under a separate Fund Administration agreement, Claymore Advisors, LLC provides Fund Administration services to the Funds. Claymore Advisors, LLC receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of each Fund:

Net Assets                                                                  Rate
--------------------------------------------------------------------------------
First $200,000,000                                                       0.0275%
Next $300,000,000                                                        0.0200%
Next $500,000,000                                                        0.0150%
Over $1,000,000,000                                                      0.0100%

For the period ended May 31, 2008, each Fund recognized Fund Administration expenses and waived Fund Administration expenses as follows:

                                                  Fund Administration   Fund Administration
                                                              Expense        Expense Waived
-------------------------------------------------------------------------------------------
AlphaShares China Real Estate                                $  3,579              $  3,579
AlphaShares China Small Cap                                  $    771              $    771
Clear Global Exchanges, Brokers & Asset Managers             $  5,971              $  5,971
Clear Global Timber                                          $  5,058              $      0
Robb Report Global Luxury                                    $  1,858              $  1,858
SWM Canadian Energy Income                                   $  7,031              $      0
Zacks Country Rotation                                       $  1,705              $  1,705
Zacks International Yield Hog                                $  2,267              $  2,267

The Bank of New York Mellon ("BNY") acts as the Funds' custodian, accounting agent and transfer agent. As custodian, BNY is responsible for the custody of the Funds' assets. As accounting agent, BNY is responsible for maintaining the books and records of the Funds. As transfer agent, BNY is responsible for performing transfer agency services for the Funds.

The Funds' Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expense, a portion of the Fund's licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business) from exceeding the following percentages of average net assets per year, at least until December 31, 2009:

Fund                                                                        Rate
--------------------------------------------------------------------------------
AlphaShares China Real Estate                                              0.65%
AlphaShares China Small Cap                                                0.70%
Clear Global Exchanges, Brokers & Asset Managers                           0.65%
Clear Global Timber                                                        0.65%
Robb Report Global Luxury                                                  0.70%
SWM Canadian Energy Income                                                 0.65%
Zacks Country Rotation                                                     0.65%
Zacks International Yield Hog                                              0.65%

Amounts owed to each Fund from the Adviser are shown in the Statement of Assets & Liabilities.

The offering costs excluded from the expense cap are (a) legal fees pertaining to the Funds' shares offered for sale; (b) SEC and state registration fees; and
(c) initial fees paid to be listed on an exchange. The Trust and the Adviser have entered into an Expense Reimbursement Agreement in which for a period of five years subsequent to each Fund's commencement of operations, the Adviser may recover from the Fund fees and expenses waived or reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the expense cap.

60 | Annual Report | May 31, 2008

Claymore Exchange-Traded Fund Trust 2 | Notes to Financial Statements continued

For the period ended May 31, 2008, the Adviser waived fees and assumed the following fees and expenses:

                                                                           Cumulative
                                                   Advisory               Potentially
                                                       Fees    Expenses   Recoverable
                                                     Waived     Assumed       Expense
-------------------------------------------------------------------------------------
AlphaShares China Real Estate                     $  65,077   $   5,882   $    70,959
AlphaShares China Small Cap                       $  15,420   $  45,221   $    60,641
Clear Global Exchanges, Brokers & Asset Managers  $ 108,561   $  12,535   $   121,096
Clear Global Timber                               $  89,294   $       0   $    89,294
Robb Report Global Luxury                         $  33,781   $ 142,140   $   175,921
SWM Canadian Energy Income                        $ 105,078   $       0   $   105,078
Zacks Country Rotation                            $  31,004   $  76,908   $   107,912
Zacks International Yield Hog                     $  41,214   $  83,019   $   124,233

Certain officers and/or trustees of the Trust are officers and/or directors of the Adviser. The Trust does not compensate its officers and /or trustees who are officers or directors of the Adviser.

Licensing Fee Agreements:

The Adviser has entered into licensing agreements with the following Licensors:

Fund                                                                                                Licensor
------------------------------------------------------------------------------------------------------------
AlphaShares China Real Estate                                                              AlphaShares, Inc.
AlphaShares China Small Cap                                                                AlphaShares, Inc.
Clear Global Exchanges, Brokers & Asset Managers                                           Clear Indexes LLC
Clear Global Timber                                                                        Clear Indexes LLC
Robb Report Global Luxury                          CurtCo Robb Media, LLC, Publisher of Robb Report Magazine
SWM Canadian Energy Income                                               Sustainable Wealth Management, Ltd.
Zacks Country Rotation                                                       Zacks Investment Research, Inc.
Zacks International Yield Hog                                                Zacks Investment Research, Inc.

The above trademarks are trademarks owned by the respective Licensors. These trademarks have been licensed to the Adviser for use for certain purposes with the Funds. The Funds are not sponsored, endorsed, sold or promoted by the Licensors and the Licensors make no representation regarding the advisability of investing in Shares of the Funds. Up to 5 basis points of licensing fees are excluded from the expense cap.

Note 4 - Federal Income Taxes:

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Funds intend not to be subject to U.S. federal excise tax.

At  May  31,  2008,  the  cost  of  investments   and   accumulated   unrealized
appreciation/depreciation  on  investments,   excluding  foreign  currency,  and
accumulated earnings/loss, for federal income tax purposes were as follows:

                                                                                             Net Tax  Undistributed  Undistributed
                                                                                          Unrealized       Ordinary      Long-Term
                                 Cost of                                     Net Tax    Appreciation        Income/         Gains/
                             Investments     Gross Tax     Gross Tax      Unrealized  (Depreciation)   (Accumulated   (Accumulated
                                 for Tax    Unrealized    Unrealized    Appreciation      on Foreign       Ordinary      Capital &
                                Purposes  Appreciation  Depreciation  (Depreciation)        Currency          Loss)    Other Loss)
-----------------------------------------------------------------------------------------------------------------------------------
AlphaShares China Real
   Estate                   $ 35,713,457  $    155,909  $ (6,213,921) $   (6,058,012) $         (150) $     245,091  $    (115,547)
AlphaShares China Small
   Cap                        11,960,046       742,800    (1,174,620)       (431,820)            (27)       103,052        (29,278)
Clear Global Exchanges,
   Brokers & Asset
   Managers                   22,078,010       122,205    (4,644,152)     (4,521,947)           (733)       179,793     (1,319,074)
Clear Global Timber           58,557,365     2,921,021    (3,836,893)       (915,872)         (3,585)       360,121       (905,707)
Robb Report Global Luxury      9,775,165       290,565    (1,013,745)       (723,180)         (4,192)        66,468       (583,922)
SWM Canadian Energy
   Income                     28,282,723     5,883,798      (175,997)      5,707,801            (223)       372,902       (111,507)
Zacks Country Rotation        10,191,810       338,915      (770,012)       (431,097)         (1,894)       157,452              0
Zacks International
   Yield Hog                   9,587,465       579,293      (699,052)       (119,759)           (149)       110,710       (776,387)

                                               Annual Report | May 31, 2008 | 61

Claymore Exchange-Traded Fund Trust 2 | Notes to Financial Statements continued

Distributions to Shareholders:

The tax character of distributions paid during the period ended May 31, 2008 was as follows:

                                                              Distributions paid
                                                            from Ordinary Income
--------------------------------------------------------------------------------
Clear Global Exchanges, Brokers & Asset Managers                       $  48,000
Clear Global Timber                                                    $  50,400
Robb Report Global Luxury                                              $  16,000
SWM Canadian Energy Income                                             $ 876,000
Zacks Country Rotation                                                 $  35,000
Zacks International Yield Hog                                          $ 248,000

At May 31, 2008, for Federal income tax purposes, the Funds have capital loss carryforwards available as shown in the table below, to the extent provided by the regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                                                          Capital Loss Available
                                                                    Through 2016
--------------------------------------------------------------------------------
Clear Global Exchanges, Brokers & Asset Managers                       $     735
Robb Report Global Luxury                                              $     432
Zacks International Yield Hog                                          $ 434,730

Capital losses and foreign currency transactions incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of each Fund's next taxable year. During the period ended May 31,2008, the following Funds incurred and will elect to defer net capital and currency losses as follows:

                                                                    Post-October
                                                                         Foreign
                                                    Post-October        Currency
                                                          Losses    Transactions
--------------------------------------------------------------------------------
AlphaShares China Real Estate                        $   115,547        $    369
AlphaShares China Small Cap                          $    29,278        $    268
Clear Global Exchanges, Brokers & Asset Managers     $ 1,318,339        $  7,824
Clear Global Timber                                  $   905,707        $ 25,100
Robb Report Global Luxury                            $   583,490        $     43
SWM Canadian Energy Income                           $   111,507        $ 15,041
Zacks Country Rotation                               $         0        $ 10,248
Zacks International Yield Hog                        $   341,657        $  8,963

At May 31, 2008 the following reclassifications were made to the capital accounts of the Funds, to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are primarily due to the differences between book and tax treatment of investments in real estate investment trusts, investments in partnerships, wash sales from redemption in-kind transactions, redemption in-kind transactions, return of capital, and net investment losses. Net investment income, net realized gains and net assets were not affected by these changes.

                                    Undistributed    Accumulated
                                   Net Investment   Net Realized         Paid in
                                    Income/(Loss)    Gain/(Loss)         Capital
--------------------------------------------------------------------------------
AlphaShares China Real Estate           $  32,169   $    400,429   $   (432,598)
AlphaShares China Small Cap             $   6,741   $        268   $     (7,009)
Clear Global Exchanges, Brokers &
   Asset Managers                       $  32,292   $  5,854,373   $ (5,886,665)
Clear Global Timber                     $ (90,006)  $    135,993   $    (45,987)
Robb Report Global Luxury               $  33,078   $        179   $    (33,257)
SWM Canadian Energy Income              $ 389,030   $ (1,094,312)  $    705,282
Zacks Country Rotation                  $  25,982   $      9,977   $    (35,959)
Zacks International Yield Hog           $   5,342   $     30,931   $    (36,273)

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48,"Accounting for Uncertainty in Income Taxes" ("FIN48"). FIN48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expenses in the current year. Management has evaluated the implications of FIN 48 and has determined it does not have any impact on the financial statements as of May 31, 2008. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end May 31, 2008. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in twelve months.

FIN 48 requires the Funds to analyze all open tax years. Open tax years are those years that are open for examination by the relevant income taxing authority. As of May 31, 2008, open Federal and state income tax years include the tax year ended May 31, 2008. The Funds have no examination in progress.

Note 5 - Investment Transactions:

For the period ended May 31, 2008, the cost of investments purchased and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were as follows:

                                                        Purchases          Sales
--------------------------------------------------------------------------------
AlphaShares China Real Estate                        $    398,658   $    380,073
AlphaShares China Small Cap                          $    117,925   $     80,929
Clear Global Exchanges, Brokers & Asset
   Managers                                          $ 17,928,627   $ 19,515,095
Clear Global Timber                                  $  8,588,222   $  8,268,148
Robb Report Global Luxury                            $  2,165,437   $  2,104,876
SWM Canadian Energy Income                           $  9,002,536   $  8,969,087
Zacks Country Rotation                               $  3,681,983   $  3,574,034
Zacks International Yield Hog                        $ 10,609,914   $ 10,562,739

For the period ended May 31, 2008, in-kind transactions were as follows:

                                                        Purchases          Sales
--------------------------------------------------------------------------------
AlphaShares China Real Estate                        $ 43,402,183   $  8,072,754
AlphaShares China Small Cap                          $ 11,856,201   $          0
Clear Global Exchanges, Brokers & Asset
   Managers                                          $ 62,736,956   $ 32,133,153
Clear Global Timber                                  $ 58,778,891   $          0
Robb Report Global Luxury                            $ 10,157,406   $          0
SWM Canadian Energy Income                           $ 32,710,370   $  5,402,252
Zacks Country Rotation                               $ 10,074,553   $          0
Zacks International Yield Hog                        $ 10,056,196   $          0

62 | Annual Report | May 31, 2008

Claymore Exchange-Traded Fund Trust 2 | Notes to Financial Statements continued

Note 6 - Capital:

Shares are issued and redeemed by the Funds only in Creation Unit size aggregations of 80,000 to 200,000 shares. Such transactions are only permitted on an in-kind basis, with separate cash payment, which is balancing each component to equate the transaction to the net asset value per unit of the Fund on the transaction date. Transaction fees ranging from $1,000 to $7,000 are charged to those persons creating or redeeming Creation Units. An additional charge of up to four times the Creation or Redemption Transaction Fee may be imposed to the extent that cash is used in lieu of securities to purchase Creation Units or redeem for cash.

Note 7 - Distribution Agreement:

The Board of Trustees of the Trust has adopted a distribution and services plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year. No 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees.

Note 8 - Indemnifications:

In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would require future claims that may be made against a Fund that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 9 - Accounting Pronouncements:

In September 2006, the FASB issued Statement of Financial Accounting Standard ("SFAS") No. 157, "Fair Valuation Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of May 31, 2008, the Funds do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosure will be required about the inputs used to develop measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In March 2008, the FASB issued Statement of Financial Accounting Standards ("SFAS") No. 161, "Disclosures about Derivative Instruments and Hedging
Activities. "This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge fund items are accounted for, and
c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of May 31, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

Note 10 - Subsequent Event:

Subsequent to May 31, 2008, the board of trustees declared the following quarterly dividends payable on June 30, 2008 to shareholders of record on June 26, 2008. The dividend rates per common share were as follows:

Fund                                                                        Rate
--------------------------------------------------------------------------------
SWM Canadian Energy Income                                               $ 0.189
Zacks International Yield Hog                                              0.240

Beginning with the June 30, 2008 distribution, SWM Canadian Energy Income changed its dividend frequency to quarterly.

                                               Annual Report | May 31, 2008 | 63

Claymore Exchange-Traded Fund Trust 2

Report of Independent Registered Public Accounting Firm |

To the Shareholders and Board of Trustees of Claymore Exchange-Traded Fund Trust 2

We have audited the accompanying statements of assets and liabilities of Claymore/AlphaShares China Real Estate ETF, Claymore/AlphaShares China Small Cap Index ETF, Claymore/Clear Global Exchanges, Brokers & Asset Managers Index ETF, Claymore/Clear Global Timber Index ETF, Claymore/Robb Report Global Luxury Index ETF, Claymore/SWM Canadian Energy Income Index ETF, Claymore/Zacks Country Rotation ETF and Claymore/Zacks International Yield Hog Index ETF (eight of the portfolios constituting the Claymore Exchange-Traded Fund Trust 2) (collectively, the "Funds"), comprising the Claymore Exchange-Traded Fund Trust 2, including the portfolios of investments, as of May 31, 2008, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective eight Funds comprising the Claymore Exchange-Traded Fund Trust 2 at May 31, 2008, and the results of their operations, changes in their net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
July 25, 2008

64 | Annual Report | May 31, 2008

Claymore Exchange-Traded Fund Trust 2

Supplemental Informationl | (unaudited)

Federal Income Tax Information

The Trust intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

In January 2009, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2008.

Claymore/Clear Timber Index ETF intends to designate $43,184 of foreign tax withholding on foreign source income of $494,334.

Claymore/Robb Report Global Luxury Index ETF intends to designate $15,610 of foreign tax withholding on foreign source income of $115,542.

Claymore/SWM Canadian Energy Income Index ETF intends to designate $198,696 of foreign tax withholding on foreign source income of $1,324,655.

Claymore/Zacks Country Rotation ETF intends to designate $22,763 of foreign tax withholding on foreign source income of $255,178.

Claymore/Zacks International Yield Hog Index ETF intends to designate $36,137 of foreign tax withholding on foreign source income of $346,490.

The Trust's investment income (dividend income plus short-term gains, if any) qualifies as follows:

                                        Qualified dividend  Dividends-received
                                                    income           deduction
-------------------------------------------------------------------------------
Clear Global Exchanges, Brokers & Asset
   Managers                                         100.00%              96.64%
Clear Global Timber                                 100.00%              15.46%
Robb Report Global Luxury                           100.00%              37.07%
SWM Canadian Energy Income                           93.83%               0.00%
Zacks Country Rotation                              100.00%               0.75%
Zacks International Yield Hog                        96.12%               4.14%

Trustees

The Trustees of the Claymore Exchange-Traded Fund Trust 2 and their principal business occupations during the past five years:

Name, Address*, Year      Term of Office**  Principal Occupations During                   Number of Funds
of Birth and Position(s)  and Length of     the Past Five Years and                        in Fund Complex***   Other Directorships
held with Registrant      Time Served       Other Affiliations                             Overseen by Trustee  Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Independent Trustees:
===================================================================================================================================
Randall C. Barnes         Since 2006        Private Investor. Formerly, Senior Vice                 41          None
Year of Birth: 1951                         President & Treasurer, PepsiCo, Inc.
Trustee                                     (1993-1997), President, Pizza Hut
                                            International (1991-1993) and Senior Vice
                                            President, Strategic Planning and New
                                            Business Development (1987-1990) of
                                            PepsiCo, Inc. (1987-1997).
-----------------------------------------------------------------------------------------------------------------------------------
Ronald A. Nyberg          Since 2006        Partner of Nyberg & Cassioppi, LLC, a law               44          None
Year of Birth: 1953                         firm specializing in corporate law,
Trustee                                     estate planning and business transactions
                                            (2000-present). Formerly, Executive Vice
                                            President, General Counsel and Corporate
                                            Secretary of Van Kampen Investments
                                            (1982-1999).
-----------------------------------------------------------------------------------------------------------------------------------
Ronald E. Toupin, Jr.     Since 2006        Retired. Formerly, Vice President, Manager              41          None
Year of Birth: 1958                         and Portfolio Manager of Nuveen Asset
Trustee                                     Management (1998-1999), Vice President of
                                            Nuveen Investment Advisory Corp. (1992-1999),
                                            Vice President and Manager of Nuveen Unit
                                            Investment Trusts (1991-1999), and Assistant
                                            Vice President and Portfolio Manager of
                                            Nuveen Unit Investment Trusts
                                            (1988-1999), each of John Nuveen & Co.,
                                            Inc. (1982-1999).
-----------------------------------------------------------------------------------------------------------------------------------

Interested Trustees:
===================================================================================================================================
Nicholas Dalmaso+         Since 2006        Attorney. Formerly, Senior Managing Director            44          None
Year of Birth: 1965                         and Chief Administrative Officer (2007-2008)
Trustee                                     and General Counsel (2001-2007) of Claymore
                                            Advisors, LLC and Claymore Securities, Inc.
                                            Formerly, Assistant General Counsel, John
                                            Nuveen and Co., Inc. (1999-2000).Former Vice
                                            President and Associate General Counsel of
                                            Van Kampen Investments, Inc. (1992-1999).
-----------------------------------------------------------------------------------------------------------------------------------

* Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

** This is the period for which the Trustee began serving the Trust. Each Trustee is expected to serve an indefinite term, until his successor is elected.

*** The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.

+ Mr. Dalmaso is an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Trust as a result of his former position as an officer of, and his equity ownership in, the Adviser and certain of its affiliates.

                                               Annual Report | May 31, 2008 | 65

Claymore Exchange-Traded Fund Trust 2 | Supplemental Information continued

Officers

The Officers of the Trust and their principal occupations during the past five years:

Name, Address*, Year of Birth and  Term of Office** and   Principal Occupation During the Past Five Years
Position(s) held with Registrant   Length of Time Served  and Other Affiliations
-------------------------------------------------------------------------------------------------------------------------------
Officers:
===============================================================================================================================
J. Thomas Futrell                  Effective              Senior Managing Director and Chief Investment Officer of Claymore
Year of Birth: 1955                May 29, 2008           Advisors, LLC and Securities, Inc. (2008-Present). Formerly Managing
Chief Executive Officer                                   Director of Research, Nuveen Asset Management (2000-2007).
-------------------------------------------------------------------------------------------------------------------------------
Steven M. Hill                     Since 2006             Senior Managing Director of Claymore Advisors, LLC and Claymore
Year of Birth: 1964                                       Securities, Inc. (2005-present); Formerly, Chief Financial Officer of
Chief Accounting Officer, Chief                           Claymore Group Inc. (2005-2006); Managing Director of Claymore
Financial Officer and Treasurer                           Advisors, LLC and Claymore Securities, Inc. (2003-2005); Treasurer of
                                                          Henderson Global Funds and Operations Manager for Henderson Global
                                                          Investors (NA) Inc., (2002-2003); Managing Director, FrontPoint
                                                          Partners LLC (2001-2002);Vice President, Nuveen Investments
                                                          (1999-2001).
-------------------------------------------------------------------------------------------------------------------------------
Kevin Robinson                     Effective              Senior Managing Director and General Counsel of Claymore Advisors,
Year of Birth: 1959                May 29, 2008           LLC and Claymore Group, Inc. (2007-Present). Formerly, Associate
Chief Legal Officer                                       General Counsel and Assistant Corporate Secretary of NYSE Euronext,
                                                          Inc.(2000-2007).
-------------------------------------------------------------------------------------------------------------------------------
Bruce Saxon                        Since 2006             Vice President, Fund Compliance Officer of Claymore Group Inc.
Year of Birth: 1957                                       (2006-present). Formerly, Chief Compliance Officer/Assistant
Chief Compliance Officer                                  Secretary of Harris Investment Management, Inc. (2003-2006).
                                                          Director-Compliance of Harrisdirect LLC (1999-2003).
-------------------------------------------------------------------------------------------------------------------------------
Melissa J. Nguyen                  Since 2006             Vice President, Assistant General Counsel of Claymore Group
Year of Birth: 1978                                       Inc. (2005-present). Secretary of certain funds in the Fund Complex;
Secretary                                                 Formerly, Associate, Vedder Price, P.C. (2003-2005).
-------------------------------------------------------------------------------------------------------------------------------
William H. Belden, III             Since 2006             Managing Director of Claymore Advisors, LLC (2005-present). Formerly,
Year of Birth: 1965                                       Vice President of Product Management at Northern Trust Global
Vice President.                                           Investments (1999-2005)
-------------------------------------------------------------------------------------------------------------------------------
Chuck Craig                        Since 2006             Managing Director (2006-present), Vice President (2003-2006) of
Year of Birth:1967                                        Claymore Advisors, LLC. Formerly, Assistant Vice President, First
Vice President                                            Trust Portfolios, L.P. (1999-2003).
-------------------------------------------------------------------------------------------------------------------------------

*     Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

66 | Annual Report | May 31, 2008

Claymore Exchange-Traded Fund Trust 2

Board Considerations Regarding Approval of
Investment Advisory Agreement |

Claymore/AlphaShares China Small Cap Index ETF

The Advisory Agreement between Claymore Advisors, LLC (the "Investment Adviser") and the Trust on behalf of the above-named fund ("Fund") was approved by the Board of Trustees, including all of the trustees who are not parties to such agreement or interested persons of any such party, on January 23, 2008. The Board of Trustees, including a majority of the independent trustees, determined that approval of the Advisory Agreement was in the best interests of the Fund. The independent trustees, with the assistance of independent legal counsel, met separately from the "interested" trustee of the Trust and officers and employees of the Investment Adviser to consider approval of the Advisory Agreement. The Board of Trustees, including the independent trustees, did not identify any single factor or group of factors as all important or controlling and considered all factors together. In evaluating whether to approve the Advisory Agreement for the Fund, the Board considered numerous factors, as described below.

With respect to the nature, extent and quality of the services to be provided by the Investment Adviser under the Advisory Agreement, the Board considered and reviewed information concerning the services proposed to be provided under the Advisory Agreement, the proposed investment parameters of the index for the Fund, the Investment Adviser's Form ADV, financial information regarding the Investment Adviser and its parent company, information describing the Investment Adviser's current organization and the background and experience of the persons who would be responsible for the management of the Fund, the anticipated financial support of the Fund and the nature and quality of services provided to other exchange-traded ("ETFs") and closed-end funds by the Investment Adviser. The Board also considered the services to be provided by the Investment Adviser in its oversight of the Fund's custodian, transfer agent, and accounting agent, as well as the index licensor for the Fund, and noted the significant time and effort that would be devoted to this oversight function. Since the Fund is newly organized and has no investment performance, the Board did not consider investment performance of the Fund. Based upon its review, the Board concluded that the Investment Adviser was qualified to manage the Fund and to oversee the services to be provided by other service providers and that the services to be provided by the Investment Adviser to the Fund were expected to be satisfactory.

With respect to the costs of services to be provided and profits to be realized by the Investment Adviser, the Board considered the resources involved in managing the Fund as well as the proposed expense limitation for the Fund. The Board noted that because the Fund was newly organized and had no assets, the Investment Adviser did not provide profitability information. However, based upon the proposed expense limitation for the Fund, the Board concluded that profitability was not expected to be unreasonable.

The Board also reviewed information provided by the Investment Adviser showing the proposed advisory fee for the Fund as compared to those of a peer group of ETFs provided by the Investment Adviser. The Board noted the services to be provided by the Investment Adviser for the annual advisory fee of the Fund's average daily net assets of 0.55% for the Claymore/AlphaShares China Small Cap ETF and 0.50% for the Claymore S&P Shipping ETF. The Board also considered that the Investment Adviser had contractually agreed to pay expenses of the Fund to the extent necessary to absorb the annual operating expenses of the Fund (excluding interest expenses, a portion of the Fund's licensing fees, a portion of the offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of a Fund's business) over a certain amount, until the earlier of December 31, 2010 or termination of the Advisory Agreement. The Board considered that each Fund's proposed advisory fee was within range of those in the peer group of ETFs provided by the Investment Adviser. The Board concluded that the Fund's advisory fee was reasonable given the nature, extent and anticipated quality of the services to be provided under the Advisory Agreement and the expense limitation that would be in place.

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of the Fund's investors. Because the Fund was newly organized, the Board reviewed the Fund's proposed expense limitation and determined to review economies of scale in the future when the Fund had attracted assets. The Board also noted that the terms of the expense reimbursement agreement that the Investment Adviser had entered into with the Fund allow the Investment Adviser for a period of five years subsequent to the Fund's commencement of operations to recover from the Fund fees and expenses waived or reimbursed during the prior three years if the Fund's expense ratio, including certain of the recovered expenses falls below the expense limitation.

The Board considered benefits to be derived by the Investment Adviser from its relationship with the Fund, including the benefits to the Investment Adviser from its separate Administration Agreement with the Trust. The Board concluded that the advisory fees were reasonable, taking into account these benefits.

                                               Annual Report | May 31, 2008 | 67

Claymore Exchange-Traded Fund Trust 2 |
Board Considerations Regarding Approval of Investment Advisory Agreement continued

Claymore/Clear Global Timber Index ETF

Claymore/AlphaShares China Real Estate ETF

The Advisory Agreement between Claymore Advisors, LLC (the "Investment Adviser") and the Trust on behalf of the above-named funds ("Funds") was approved by the Board of Trustees, including all of the trustees who are not parties to such agreement or interested persons of any such party, on October 16,2007.The Board of Trustees, including a majority of the independent trustees, determined that approval of the Advisory Agreement was in the best interests of the Funds. The independent trustees, with the assistance of independent legal counsel, met separately from the "interested" trustee of the Trust and officers and employees of the Investment Adviser to consider approval of the Advisory Agreement. The Board of Trustees, including the independent trustees, did not identify any single factor or group of factors as all important or controlling and considered all factors together. In evaluating whether to approve the Advisory Agreement for the Funds, the Board considered numerous factors, as described below.

With respect to the nature, extent and quality of the services to be provided by the Investment Adviser under the Advisory Agreement, the Board considered and reviewed information concerning the services proposed to be provided under the Advisory Agreement, the proposed investment parameters of the index for each Fund, the Investment Adviser's Form ADV, financial information regarding the Investment Adviser and its parent company, information describing the Investment Adviser's current organization and the background and experience of the persons who would be responsible for the management of the Funds, the anticipated financial support of the Funds and the nature and quality of services provided to other exchange-traded ("ETFs") and closed-end funds by the Investment Adviser. The Board also considered the services to be provided by the Investment Adviser in its oversight of the Funds'custodian, transfer agent, and accounting agent, as well as the index licensor for each Fund, and noted the significant time and effort that would be devoted to this oversight function. Since each Fund is newly organized and has no investment performance of the Funds, the Board did not consider investment performance of the Funds. Based upon its review, the Board concluded that the Investment Adviser was qualified to manage the Funds and to oversee the services to be provided by other service providers and that the services to be provided by the Investment Adviser to the Funds were expected to be satisfactory.

With respect to the costs of services to be provided and profits to be realized by the Investment Adviser, the Board considered the resources involved in managing the Funds as well as the proposed expense limitation for the Funds. The Board noted that because each Fund was newly organized and had no assets, the Investment Adviser did not provide profitability information. However, based upon the proposed expense limitation for the Funds, the Board concluded that profitability was not expected to be unreasonable.

The Board also reviewed information provided by the Investment Adviser showing the proposed advisory fee for the Fund as compared to those of a peer group of ETFs provided by the Investment Adviser. The Board noted the services to be provided by the Investment Adviser for the annual advisory fee of 0.50% of the Fund's average daily net assets. The Board also considered that the Investment Adviser had contractually agreed to waive its fee and/or pay expenses of the Fund to the extent necessary to absorb the annual operating expenses of the Fund (excluding interest expenses, a portion of the Fund's licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of a Fund's business) over a certain amount until the earlier of December 31, 2009 or termination of the Advisory Agreement. The Board considered that each Fund's proposed advisory fee was within range of those in the peer group of ETFs provided by the Investment Adviser. The Board concluded that the Fund's advisory fee was reasonable given the nature, extent and anticipated quality of the services to be provided under the Advisory Agreement and the expense limitation that would be in place.

The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of each Fund's investors. Because each Fund was newly organized, the Board reviewed the Funds' proposed expense limitation and determined to review economies of scale in the future when each Fund had attracted assets. The Board also noted that the terms of the expense reimbursement agreement that the Investment Adviser had entered into with the Funds allow the Investment Adviser for a period of five years subsequent to each Fund's commencement of operations to recover from the Fund fees and expenses waived or reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses falls below the expense limitation.

The Board considered benefits to be derived by the Investment Adviser from its relationship with the Funds, including the benefits to the Investment Adviser from its separate Administration Agreement with the Trust. The Board concluded that the advisory fees were reasonable, taking into account these benefits.

68 | Annual Report | May 31, 2008

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

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

Claymore Exchange-Traded Fund Trust 2

Trust Information |

Board of Trustees

Randall C. Barnes

Nicholas Dalmaso*

Ronald A. Nyberg

Ronald E. Toupin, Jr.

* Trustee is an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, as a result of his former position as an officer of, and his equity ownership in the Adviser and certain of its affiliates.

Officers

J. Thomas Futrell
Chief Executive Officer

Steven M. Hill
Chief Accounting Officer,
Chief Financial Officer and Treasurer

Kevin Robinson
Chief Legal Officer

Bruce Saxon
Chief Compliance Officer

Melissa J. Nguyen
Secretary

William H. Belden III
Vice President

Chuck Craig
Vice President

Investment Adviser

Claymore Advisors, LLC
Lisle, IL

Distributor

Claymore Securities, Inc.
Lisle, IL

Administrator

Claymore Advisors, LLC
Lisle, IL

Accounting Agent, Custodian and Transfer Agent

The Bank of New York Mellon
New York,  NY

Legal Counsel

Clifford  Chance US LLP
New York,  NY

Independent Registered Public Accounting Firm

Ernst & Young LLP
Chicago, IL

Privacy Principles of the Trust for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding the non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Funds restrict access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

Questions concerning your shares of the Trust?

o     If your shares are held in a Brokerage Account, contact your Broker.

This report is sent to shareholders of the Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

A description of the Funds' proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (888) 949-3837.

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 949-3837 or by accessing the Funds' Form N-PX on the SEC's website at www.sec.gov or www.claymore.com.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC website at www.sec.gov or www.claymore.com. The Funds'Form N-Q may also be viewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

                                               Annual Report | May 31, 2008 | 71

Claymore Exchange-Traded Fund Trust 2

About the Fund Manager |

Claymore Advisors, LLC

Claymore Advisors, LLC manages the investment and reinvestment of each Fund's assets and administers the affairs of each Fund to the extent requested by the Board of Trustees. Claymore Advisors, LLC also acts as investment adviser to closed-end and open-end management investment companies. Claymore entities have provided supervision, management, servicing or distribution on approximately $19.3 billion in assets as of May 31, 2008. Claymore currently offers exchange-traded funds, closed-end funds, and unit investment trusts.

Portfolio Management

The portfolio manager who is currently responsible for the day-to-day management of the Funds' portfolio is Chuck Craig, CFA. Mr. Craig has managed each Fund's portfolio since its inception. Mr. Craig is a Managing Director, Portfolio Management and Supervision, of the Investment Adviser and Claymore Securities, Inc. and joined Claymore Securities, Inc. in May of 2003. Before joining Claymore Securities, Inc., Mr. Craig spent four years with First Trust Portfolios L.P. (formerly Nike Securities) as an equity-research analyst and portfolio manager within the Equity Strategy Research group. Mr. Craig received a M.S. in Financial Markets from the Center for Law and Financial Markets at the Illinois Institute of Technology. He also earned a B.S. in Finance from Northern Illinois University.

Claymore Exchange-Traded Fund Trust 2 Overview

The Claymore Exchange-Traded Fund Trust 2 (the "Trust") is an investment company consisting of 11 separate exchange-traded "index funds" as of May 31, 2008. The investment objective of each of the funds is to replicate as closely as possible, before fees and expenses, the performance of a specified market index.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund including a discussion of investment objectives, risks, ongoing expenses and sales charges. If a prospectus did not accompany this report, you can obtain one from your financial adviser, from our website at http://www.claymore.com or by calling
(888) 949-3837. Please read the prospectus carefully before investing. The Statement of Additional Information that includes additional information about the Trustees is also available, without charge, upon request via our website at http://www.claymore.com or by calling (888) 949-3837. All funds are subject to market risk and shares when sold may be worth more or less than their original cost. You can lose money investing in the funds.

Claymore Securities, Inc.
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC        NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE

(07/08)                                                         ETFT-002-AR-0508

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) No information need be disclosed pursuant to this paragraph.

(c) During the period covered by the shareholder report presented in Item 1, there were no amendments to any provision of the registrant's Code of Ethics applicable to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f) (1) The registrant's Code of Ethics is attached hereto as an exhibit.

    (2) Not applicable.

    (3) Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee, Ronald E. Toupin, Jr. Mr. Toupin is an "independent" Trustee as defined in Item 3 of Form N-CSR. Mr. Toupin qualifies as an audit committee financial expert by virtue of his experience obtained as a portfolio manager and research analyst, which included review and analysis of offering documents and audited and un-audited financial statements using GAAP to show accounting estimates, accruals and reserves.

 (Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification. The designation of identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the audit committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees: the aggregate fees billed for the Trust's fiscal period ended May 31, 2008 for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for such fiscal period were $138,845. The aggregate Audit Fees billed for fiscal year 2007 for professional services rendered by the principal accountant were $0 as the Trust was not in existence in 2007.

 (b) Audit-Related Fees: the aggregate fees billed for the Trust's fiscal period ended May 31, 2008 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph 4(a), including agreed upon procedures reports performed for rating agencies and the issuance of comfort letters, were $0. The Audit-Related Fees billed for fiscal year 2007 were $0 as the Trust was not in existence in 2007.

(c) Tax Fees: the aggregate fees billed for the Trust's fiscal period ended May 31, 2008 for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $48,000. The Tax Fees billed for fiscal year 2007 were $0 as the Trust was not in existence in 2007.

(d) All Other Fees: the aggregate fees billed for the Trust's fiscal period ended May 31, 2008 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0. The Other Audit Fees billed for fiscal year 2007 were $0 as the Trust was not in existence in 2007.

(e) Audit Committee Pre-Approval Policies and Procedures:

In accordance with Rule 2-01(c)(7)(A), the Audit Committee pre-approves all of the Audit and Tax Fees of the registrant. All of the services described in paragraphs (b) through (d) above were approved by the Audit Committee in accordance with paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

The Trust's Audit Committee has adopted written policies relating to the pre-approval of the audit and non-audit services performed by the Trust's independent auditors. Unless a type of service to be provided by the independent auditors has received general pre-approval, it requires specific pre-approval by the Audit Committee. Under the policies, on an annual basis, the Trust's Audit Committee reviews and pre-approves the services to be provided by the independent auditors without having obtained specific pre-approval from the Audit Committee. The Audit Committee has delegated pre-approval authority to the Audit Committee Chairperson. In addition, the Audit Committee pre-approves any permitted non-audit services to be provided by the independent auditors to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser if such services related directly to the operations and financial reporting of the Trust.

(f) The percentage of hours expended on the principal accountant's engagement to audit the Trust's financial statements for the Trust's fiscal period ended May 31, 2008 attributable to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant for the registrant's fiscal period ended May 31, 2008 were $0.

(h) Not applicable.

Item 5.  Audit Committee of Listed Registrants.

The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee of the Registrant is comprised of: Ronald A. Nyberg; Ronald E. Toupin, Jr., and Randall C. Barnes.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that based on such evaluation, the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) Code of Ethics for Chief Executive and Senior Financial Officer.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act of 1940.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Claymore Exchange-Traded Fund Trust 2

By: /s/  J. Thomas Futrell
    ----------------------------------------------

Name:    J. Thomas Futrell

Title:   Chief Executive Officer

Date:    August 5, 2008


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/  J. Thomas Futrell
    ----------------------------------------------

Name:    J. Thomas Futrell

Title:   Chief Executive Officer

Date:    August 5, 2008


By: /s/  Steven M. Hill
    ----------------------------------------------

Name:    Steven M. Hill

Title:   Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:    August 5, 2008